UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22774

Name of Fund:   BlackRock Multi-Sector Income Trust (BIT)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector

            Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2015

Date of reporting period: 10/31/2015

Item 1 – Report to Stockholders

OCTOBER 31, 2015

ANNUAL REPORT

BlackRock Credit Allocation Income Trust (BTZ)

BlackRock Floating Rate Income Trust (BGT)

BlackRock Multi-Sector Income Trust (BIT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	OCTOBER 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions were the overarching themes driving financial markets during the 12-month period ended October 31, 2015. U.S. economic growth was picking up considerably toward the end of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (the “Fed”) would eventually be inclined to raise short-term interest rates, while international markets struggled even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, fueling a sell-off in energy-related assets and emerging markets. U.S. Treasury bonds benefited as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks temporarily abated, and the U.S. economy hit a soft patch amid a harsh winter and a west coast port strike. High valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia began to improve, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar posed another significant headwind for the asset class.

U.S. economic growth regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. These concerns abated when the Greek parliament passed a series of austerity and reform measures in July. But the market’s calm was short-lived. Signs of weakness in China’s economy sparked extreme levels of volatility in Chinese equities despite policymakers’ attempts to stabilize the market.

Higher volatility spread through markets globally in the third quarter as further evidence of deceleration in China stoked worries about overall global growth. Weakening Chinese demand caused oil prices to slide once again and ignited another steep sell-off in emerging markets. Speculation as to whether the Fed would raise rates at its September meeting further fueled global volatility. Ultimately, the Fed postponed the rate hike, but this brought little relief in the markets as the central bank’s decision reinforced investors’ concerns about the state of the global economy. Stock markets finished the third quarter with the worst performance since 2011. High yield bonds also declined, while higher quality assets, including U.S. Treasury bonds, municipal bonds and investment grade credit benefited from investors seeking shelter amid global uncertainty.

The period ended with a strong October rally in risk assets. Given the recent scarcity of evidence of global growth, equity markets had become more reliant on central banks to drive performance. Although October brought generally soft economic data and lower growth estimates, global equities powered higher as China’s central bank provided more stimulus, the European Central Bank poised for more easing and soft U.S. data pushed back expectations for a Fed rate hike. Treasury bonds declined in October while all other asset classes benefited from investors’ increased risk appetite.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.77%	5.20%
U.S. small cap equities (Russell 2000® Index)	(4.12)	0.34
International equities (MSCI Europe, Australasia, Far East Index)	(6.44)	(0.07)
Emerging market equities (MSCI Emerging Markets Index)	(17.75)	(14.53)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.02)	3.57
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.58	2.87
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.38)	(1.91)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of October 31, 2015	BlackRock Credit Allocation Income Trust

Trust Overview

BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of October 31, 2015 ($12.53)[1]	7.71%
Current Monthly Distribution per Common Share[2]	$0.0805
Current Annualized Distribution per Common Share[2]	$0.9660
Economic Leverage as of October 31, 2015[3]	31%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

Performance and Portfolio Management Commentary

Returns for the 12 months ended October 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
BTZ[1]	(0.33)%	0.48%
Lipper Corporate BBB-Rated Debt Funds (Leveraged)[2]	1.05	(0.28)

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

The Trust’s performance was helped by its positions in lower-quality bonds, which outperformed higher-rated issues during the period. The Trust maintained an allocation to capital securities, which benefited performance. (Capital securities are dividend-paying securities that combine some features of both corporate bonds and preferred stocks, while generally providing higher yields to compensate for being less senior in the issuer’s capital structure.)

•

The Trust’s yield curve positioning, which was geared for a flattening of the curve between the 10- and 30-year segments, was beneficial given the outperformance of longer-term bonds. Security selection in the utilities sector also aided performance.

•

Throughout the year, swap spreads faced tremendous pressure and in October they turned negative, largely due to technical pressures. After years of building reserves, official institutions (particularly Asian and

Middle Eastern) started selling treasuries in July. With no new source of demand, dealers were forced to sell inventory which caused U.S. Treasuries to cheapen. Swaps broke down as a hedge versus other spread products (credit spreads widened while swaps tightened). This breakdown in credit hedge triggered unwinds and further tightening pressure. In addition, quarter end funding and uncertainty over a rate hike by the Federal Reserve added pressure in October as well. As a result, swaps had a negative impact on performance.

Describe recent portfolio activity.

•

During the 12-month period, the investment advisor became more cautious with regard to corporate bonds due to rising credit risk and an increase in activities that benefit stockholders over bond investors.

•

Believing the U.S. Federal Reserve would begin raising interest rates, the investment advisor decreased the Trust’s duration (interest-rate sensitivity) during the period, and the Trust remained positioned for a flattening of the yield curve (outperformance for longer-term bonds).

•

Additionally, the Trust reduced its allocation to the industrial sector due to rising new-issue supply, and it increased its weighting in the financials sector. Within financials, the investment advisor sought opportunities lower in the capital structure among subordinated and preferred securities.

Describe portfolio positioning at period end.

•

Within the industrials sector, the Trust was overweight in the communications, energy and transportation subsectors, and it was underweight in the technology, capital goods and consumer subsectors. The Trust was underweight in financials and neutral in utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	OCTOBER 31, 2015

BlackRock Credit Allocation Income Trust

Market Price and Net Asset Value Per Share Summary

	10/31/15	10/31/14	Change	High	Low
Market Price	$12.53	$13.54	(7.46)%	$13.65	$12.06
Net Asset Value	$14.33	$15.36	(6.71)%	$15.41	$14.18

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments

Portfolio Composition	10/31/15		10/31/14[1]
Corporate Bonds	76%		78%
Preferred Securities	19		16
Asset-Backed Securities	4		3
Municipal Bonds	1		1
Foreign Agency Obligations	—		1
U.S. Treasury Obligations	—		1
Other	—	[2]	—	[3]

[1]	Information has been revised to conform to current year presentation.

[2]	Includes a less than 1% holding in each of the following investment types: Foreign Agency Obligations, Options Purchased, Options Written, U.S. Sponsored-Agency Securities and Short-Term Securities.

[3]	Includes a less than 1% holding in each of the following investment types: Options Purchased, Options Written, U.S. Sponsored-Agency Securities and Short-Term Securities.

Credit Quality Allocation[4,5]	10/31/15	10/31/14[1]
AAA/Aaa[6]	1%	2%
AA/Aa	2	2
A	19	17
BBB/Baa	48	45
BB/Ba	18	21
B	9	9
CCC/Caa	1	2
N/R	2	2

[4]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[5]	Excludes Short-Term Securities, Options Purchased and Options Written.

[6]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

ANNUAL REPORT	OCTOBER 31, 2015	5

Trust Summary as of October 31, 2015	BlackRock Floating Rate Income Trust

Trust Overview

BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”) primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital. The Trust seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of October 31, 2015 ($12.77)[1]	5.48%
Current Monthly Distribution per Common Share[2]	$0.0583
Current Annualized Distribution per Common Share[2]	$0.6996
Economic Leverage as of October 31, 2015[3]	24%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

Performance and Portfolio Management Commentary

Returns for the 12 months ended October 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
BGT[1]	3.08%	3.54%
Lipper Loan Participation Funds[2]	(2.06)	(0.65)

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

After marginally declining in late 2014, the market for floating rate loan interests (i.e. bank loans) recovered to provide a modest positive return for the full 12-month period. Given the positive returns experienced, the Trust’s use of leverage added to performance for the period. The Trust’s loan holdings in the healthcare and technology sectors were among the top performers over the period, while exposure to collateralized loan obligations (“CLOs”) also added to returns.

•

During the period, oil prices experienced a significant decline and most commodity prices came under pressure as well. As a result, prices for the Trust’s holdings within the energy sector fell notably during the period and detracted from returns. The metals & mining sector, while a smaller component of the market, declined as well. The electric segment, and in particular Texas Utilities, was also a detractor. Finally, the Trust’s modest position in equities was a negative contributor.

Describe recent portfolio activity.

•

Throughout the 12-month period, the Trust maintained its focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. The Trust has concentrated its investments in strong companies with stable cash flows and high quality collateral, with the ability to meet interest obligations and ultimately return principal. From a sector perspective, the Trust added to names in the pharmaceuticals and health care sectors, where increased merger and acquisition activity has led to some attractive investment opportunities.

Describe portfolio positioning at period end.

•

At period end, the Trust held 93% of its total portfolio in bank loans, with the remainder primarily in corporate bonds and CLOs. The Trust continued to favor loans rated B where the investment advisor was comfortable with credit quality, in view of the incremental income they offered versus BB loans. Additionally, the Trust held a modest position in CCC-rated loans, with a focus on names that have shown consistent credit improvement. In general, the Trust maintained a bias toward more liquid loans, which have held up better during recent market volatility. Top portfolio holdings included Valeant Pharmaceuticals (pharmaceuticals), First Data (IT services), and Level 3 Communications (diversified telecommunication services).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	OCTOBER 31, 2015

BlackRock Floating Rate Income Trust

Market Price and Net Asset Value Per Share Summary

	10/31/15	10/31/14	Change	High	Low
Market Price	$12.77	$13.18	(3.11)%	$13.73	$12.27
Net Asset Value	$14.18	$14.57	(2.68)%	$14.69	$14.12

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments

Portfolio Composition	10/31/15		10/31/14[1]
Floating Rate Loan Interests	93%		93%
Asset-Backed Securities	4		2
Corporate Bonds	3		4
Common Stocks	—	[2]	1
Other	—	[3]	—	[4]

[1]	Information has been revised to conform to current year presentation.

[2]	Includes a less that 1% holding in Common Stocks.

[3]

Includes a less than 1% holding in each of the following investment types: Non-Agency Mortgage — Backed Securities, Other Interests, Investment Companies, Warrants, Short-Term Securities and Options Purchased.

[4]	Includes a less than 1% holding in each of the following investment types: Non-Agency Mortgage-Backed Securities, Other Interests, Warrants and Options Purchased.

Credit Quality Allocation[5,6]	10/31/15	10/31/14[1]
A	1%	—
BBB/Baa	8	7%
BB/Ba	45	38
B	39	43
CCC/Caa	3	4
N/R	4	8

[5]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[6]	Excludes Short-Term Securities and Options Purchased.

ANNUAL REPORT	OCTOBER 31, 2015	7

Trust Summary as of October 31, 2015	BlackRock Multi-Sector Income Trust

Trust Overview

BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in loan and debt instruments and other investments with similar economic characteristics. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BIT
Initial Offering Date	February 27, 2013
Current Distribution Rate on Closing Market Price as of October 31, 2015 ($16.31)[1]	8.59%
Current Monthly Distribution per Common Share[2]	$0.1167
Current Annualized Distribution per Common Share[2]	$1.4004
Economic Leverage as of October 31, 2015[3]	41%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

Performance and Portfolio Management Commentary

Returns for the 12 months ended October 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
BIT[1]	0.06%	3.87%[4]
Lipper General Bond Funds[2]	(1.69)	(0.29)

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[4]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

The Trust’s positions in non-agency mortgage-backed securities (“MBS”), high yield corporate bonds, commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) were the most significant contributors to performance. The Trust also received positive contributions from its allocation to senior bank loans, as well as from both its stance with respect to duration (a measure of interest rate sensitivity) and yield curve positioning.

•	The main detractors from the Trust’s performance were its allocations to emerging market debt and investment grade corporate bonds.

Describe recent portfolio activity.

•

During the period, the Trust rotated its exposure to sectors that trade at a yield spread versus U.S. Treasuries by reducing allocations to high yield corporate bonds, investment grade corporate bonds and CMBS, while increasing exposure to non-agency MBS and ABS. The net effect of this rotation was a reduction in credit risk. In addition, sensitivity to interest rates was reduced by lowering the Trust’s effective duration. Both macroeconomic and technical market factors contributed to the decision to reduce risk within the Trust, including historically tight credit spreads, an increase in market volatility and the prospect of a higher interest rate environment.

Describe portfolio positioning at period end.

•

The Trust maintained diversified exposure to non-government spread sectors, including high yield and investment grade corporate bonds, as well as to structured credits including CMBS, ABS and non-agency MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	OCTOBER 31, 2015

BlackRock Multi-Sector Income Trust

Market Price and Net Asset Value Per Share Summary

	10/31/15	10/31/14	Change	High	Low
Market Price	$16.31	$17.79	(8.32)%	$17.98	$15.15
Net Asset Value	$18.91	$19.87	(4.83)%	$19.90	$18.77

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments

Portfolio Composition	10/31/15	10/31/14[1]
Corporate Bonds	33%	35%
Non-Agency Mortgage-Backed Securities	25	29
Asset-Backed Securities	21	15
Preferred Securities	13	14
Floating Rate Loan Interests	5	5
Foreign Agency Obligations	2	1
Short-Term Securities	1	1
Other[2]	—	—

[1]	Information has been revised to conform to current year presentation.

[2]	Includes a less than 1% holding in each of the following investment types: Options Purchased and Options Written.

Credit Quality Allocation[3],4	10/31/15	10/31/14[1]
A	3%	3%
BBB/Baa	17	17
BB/Ba	28	25
B	12	17
CCC/Caa	19	21
CC/Ca	5	5
N/R	16	12

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]	Excludes Short-Term Securities, Options Purchased and Options Written.

ANNUAL REPORT	OCTOBER 31, 2015	9

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of the Trusts’ shares than if the Trusts were not leveraged. In addition, the Trusts may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit the Trusts’ ability to invest in certain types of securities or use certain types of hedging strategies. The Trusts incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment advisor will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33  1/3% of its total managed assets. BIT is permitted to use economic leverage (which includes leverage attributable to reverse repurchase agreements) of up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having values not less than the value of a Trust’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

10	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments October 31, 2015	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Asset-Backed Securities (a)	Par (000)		Value
Asset-Backed Securities — 5.8%
ACAS CLO Ltd., Class C (b):
Series 2014-1A, 3.22%, 7/18/26	USD	750	$726,187
Series 2014-2A, 3.52%, 1/15/27		1,000	980,188
ALM Loan Funding (b):
Series 2012-5A, Class BR, 3.31%, 10/18/27		2,000	1,962,600
Series 2013-7R2A, Class B, 2.89%, 4/24/24		3,000	2,968,766
ALM XII Ltd., Series 2015-12A, Class B, 3.57%, 4/16/27 (b)		1,000	995,000
ALM XIV Ltd., Series 2014-14A (b):
Class B, 3.24%, 7/28/26		5,000	4,912,841
Class C, 3.74%, 7/28/26		5,000	4,623,522
Anchorage Capital CLO Ltd., 3.32%, 4/28/26 (b)		1,000	972,012
Apidos CDO, Series 2012-9AR, Class CR, 3.22%, 7/15/23 (b)		1,000	990,600
Apidos CLO XVII, Series 2014-17A, Class B, 3.17%, 4/17/26 (b)		1,000	974,251
Apidos CLO XVIII, Series 2014-18A, Class C, 3.97%, 7/22/26 (b)		1,300	1,215,857
Atlas Senior Loan Fund V Ltd., Series 2014-1A (b):
Class C, 3.32%, 7/16/26		1,000	999,990
Class D, 3.77%, 7/16/26		2,000	1,828,801
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class D, 3.99%, 10/15/26 (b)		3,000	2,779,176
Atrium CDO Corp., Series 5A, Class A4, 0.72%, 7/20/20 (b)		9,000	8,681,002
Babson CLO Ltd., Series 2014-3A (b):
Class C1, 3.32%, 1/15/26		1,500	1,490,250
Class D1, 3.82%, 1/15/26		1,000	927,500
Battalion CLO VII Ltd., Series 2014-7A, Class C, 4.22%, 10/17/26 (b)		1,000	926,590
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class B, 3.12%, 7/20/26 (b)		1,250	1,221,875
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class B, 3.37%, 4/18/27 (b)		1,000	985,000
BlueMountain CLO Ltd., Series 2011-1A, Class D, 4.32%, 8/16/22 (b)		2,000	2,003,664
Bowman Park CLO Ltd., Series 2014-1A, Class D2, 4.28%, 11/23/25 (b)		1,000	951,827
Carlyle Global Market Strategies CLO Ltd., Class C (b):
Series 2014-5A, 4.47%, 10/16/25		1,000	993,862
Series 2015-1A, 3.44%, 4/20/27		1,000	993,727
CIFC Funding Ltd., Series 2014-3A (b):
Class C1, 3.12%, 7/22/26		1,500	1,446,690
Class D, 3.72%, 7/22/26		1,071	974,311
Dryden 34 Senior Loan Fund, Series 2014-34A, Class C, 3.12%, 10/15/26 (b)		750	729,820
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, 3.79%, 10/29/26 (b)		1,000	928,929
Highbridge Loan Management 4-2014 Ltd., Series 4A-2014, Class B, 3.29%, 7/28/25 (b)		1,000	962,727

Asset-Backed Securities (a)	Par (000)		Value
Asset-Backed Securities (continued)
ING IM CLO Ltd., Series 2012-4A, Class C, 4.82%, 10/15/23 (b)	USD	1,000	$984,662
LCM XVIII LP, Series 18A, Class C1, 3.47%, 4/20/27 (b)		1,000	982,675
Limerock CLO III LLC, Series 2014-3A, Class C, 3.89%, 10/20/26 (b)		1,000	905,137
Madison Park Funding Ltd. (b):
Series 2012-10A, Class D, 4.57%, 1/20/25		3,000	2,970,535
Series 2012-8AR, Class CR, 3.10%, 4/22/22		1,350	1,350,259
Series 2012-8AR, Class DR, 4.15%, 4/22/22		1,500	1,474,758
Series 2014-14A, Class D, 3.89%, 7/20/26		2,000	1,873,189
Madison Park Funding IX Ltd., Series 2012-9AR, Class C1R, 3.17%, 8/15/22 (b)		1,000	997,714
Madison Park Funding XIII Ltd., Series 2014-13A, Class C, 3.07%, 1/19/25 (b)		1,000	972,234
Madison Park Funding XV Ltd., Series 2014-15A, Class B1, 3.55%, 1/27/26 (b)		2,400	2,399,951
Madison Park Funding XVI Ltd., Series 2015-16A, Class B, 3.30%, 4/20/26 (b)		1,000	987,800
Octagon Investment Partners XX Ltd., Series 2014-1A, Class C, 3.11%, 8/12/26 (b)		750	724,101
Octagon Loan Funding Ltd., Series 2014-1A, Class D, 3.97%, 11/18/26 (b)		1,500	1,382,283
OZLM VII Ltd., Series 2014-7A, Class C, 3.92%, 7/17/26 (b)		1,500	1,379,154
OZLM VIII Ltd., Series 2014-8A, Class B, 3.29%, 10/17/26 (b)		900	871,457
OZLM XI Ltd., Series 2015-11A, Class B, 3.30%, 1/30/27 (b)		2,750	2,704,857
Regatta IV Funding Ltd., Series 2014-1A (b):
Class C, 3.25%, 7/25/26		1,500	1,453,592
Class D, 3.80%, 7/25/26		1,000	898,879
Regatta V Funding Ltd., Series 2014-1A (b):
Class B, 3.32%, 10/25/26		1,000	973,051
Class C, 3.77%, 10/25/26		1,000	899,408
Silver Spring CLO Ltd., Series 2014-1A, Class D, 3.77%, 10/15/26 (b)		750	646,133
SLM Student Loan Trust, Series 2004-B, Class A2, 0.54%, 6/15/21		1,745	1,736,554
Sound Point CLO Ltd., Series 2014-3A, Class D, 3.92%, 1/23/27 (b)		1,000	911,632
Symphony CLO Ltd., Series 2012-10AR, Class CR, 3.17%, 7/23/23 (b)		1,000	1,004,672
Symphony CLO XV Ltd., Series 2014-15A (b):
Class C, 3.52%, 10/17/26		1,500	1,483,125
Class D, 4.07%, 10/17/26		1,000	965,000
Venture XIII CLO Ltd., Series 2013-13A, Class D, 3.88%, 6/10/25 (b)		800	749,141
Voya CLO Ltd., Class C (b):
Series 2014-3A, 3.92%, 7/25/26		1,250	1,131,252

Portfolio Abbreviations

ABS	Asset-Backed Security	FKA	Formerly Known As	OTC	Over-the-Counter
ADS	American Depositary Shares	GBP	British Pound	PIK	Payment-In-Kind
ARB	Airport Revenue Bonds	IDR	Indonesian Rupiah	PLN	Polish Zloty
AUD	Australian Dollar	JIBAR	Johannesburg Interbank Agreed Rate	RB	Revenue Bonds
BRL	Brazilian Real	JPY	Japanese Yen	REMIC	Real Estate Mortgage Investment Conduit
CAD	Canadian Dollar	KLIBOR	Kuala Lumpur Interbank Offered Rate	RUB	Russian Ruble
CLO	Collateralized Loan Obligation	KRW	South Korean Won	SEK	Swedish Krona
CLP	Chilean Peso	LIBOR	London Interbank Offered Rate	TRY	Turkish Lira
CNRR	Chinese Repo Rate	MXIBTIIE	Mexico Interbank TIIE 28 Day	TWD	Taiwan Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso	USD	U.S. Dollar
DIP	Debtor-In-Possession	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro	NZD	New Zealand Dollar

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	11

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Asset-Backed Securities (a)	Par (000)		Value
Asset-Backed Securities (continued)
Voya CLO Ltd., Class C (b) (continued):
Series 2014-4A, 4.32%, 10/14/26	USD	1,000	$952,637
WhiteHorse IX Ltd., Series 2014-9A, Class C, 3.02%, 7/17/26 (b)		1,500	1,404,816
Total Asset-Backed Securities — 5.8%			89,318,223

Corporate Bonds
Aerospace & Defense — 0.6%
Huntington Ingalls Industries, Inc.:
7.13%, 3/15/21		2,000	2,090,000
5.00%, 12/15/21 (b)		536	557,440
TransDigm, Inc.:
6.00%, 7/15/22		4,585	4,630,850
6.50%, 7/15/24		2,140	2,177,450

			9,455,740
Air Freight & Logistics — 0.2%
XPO Logistics, Inc. (b):
7.88%, 9/01/19		1,548	1,557,675
6.50%, 6/15/22		1,576	1,406,580

			2,964,255
Airlines — 1.1%
American Airlines Group, Inc., 4.63%, 3/01/20 (b)		692	685,945
Continental Airlines Pass-Through Trust:
Series 2009-2, Class B, 9.25%, 11/10/18		2,166	2,360,467
Series 2012-3, Class C, 6.13%, 4/29/18		2,040	2,102,016
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1, 6.72%, 7/02/24		3,200	3,639,748
Turkish Airlines 2015-1 Class A Pass Through Trust, 4.20%, 9/15/28 (b)		3,029	2,930,774
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		3,999	4,016,284
Virgin Australia Trust, Series 2013-1, Class B, 6.00%, 4/23/22 (b)		1,326	1,349,279

			17,084,513
Auto Components — 1.3%
Goodyear Tire & Rubber Co., 6.50%, 3/01/21		1,600	1,700,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		265	268,101
4.88%, 3/15/19		3,950	4,040,060
6.00%, 8/01/20		3,108	3,243,975
5.88%, 2/01/22		3,816	3,930,480
Schaeffler Finance BV, 4.75%, 5/15/21 (b)		2,470	2,513,225
Schaeffler Holding Finance BV (b)(c):
6.25%, (6.25% Cash) 11/15/19		1,112	1,173,160
6.75%, (6.75% Cash) 11/15/22		2,417	2,640,572
ZF North America Capital, Inc., 4.50%, 4/29/22 (b)		291	292,999

			19,802,572
Automobiles — 0.5%
General Motors Co.:
4.88%, 10/02/23		1,875	1,967,072
7.45%, 7/16/31		3,660	4,697,724
6.25%, 10/02/43		940	1,037,945

			7,702,741
Banks — 5.0%
Associated Banc-Corp, 5.13%, 3/28/16 (d)		7,430	7,522,266
CIT Group, Inc.:
4.25%, 8/15/17		4,600	4,703,500

Corporate Bonds	Par (000)		Value
Banks (continued)
CIT Group, Inc. (continued):
5.25%, 3/15/18	USD	4,030	$4,226,462
6.63%, 4/01/18 (b)		335	360,963
5.50%, 2/15/19 (b)		5,147	5,462,254
5.00%, 8/01/23		660	691,350
City National Corp., 5.25%, 9/15/20 (d)		2,900	3,261,636
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/09/22 (d)		3,775	3,816,593
Credit Suisse Group AG, 6.50%, 8/08/23 (b)		12,000	13,140,000
Discover Bank, 8.70%, 11/18/19		748	888,200
Fifth Third Bancorp, 5.10% (a)(e)		5,000	4,593,750
HSBC Finance Corp., 6.68%, 1/15/21 (d)		5,150	5,989,192
Royal Bank of Scotland Group PLC, 6.00%, 12/19/23		10,080	10,943,029
Wells Fargo & Co. (d):
3.45%, 2/13/23		2,325	2,331,756
4.13%, 8/15/23		4,000	4,162,764
5.61%, 1/15/44		4,119	4,670,176

			76,763,891
Biotechnology — 0.2%
Amgen, Inc., 4.40%, 5/01/45 (d)		3,050	2,824,690
Building Products — 0.4%
Building Materials Corp. of America (b):
6.75%, 5/01/21		2,700	2,863,350
6.00%, 10/15/25		2,828	3,004,750
Masonite International Corp., 5.63%, 3/15/23 (b)		610	637,450

			6,505,550
Capital Markets — 3.1%
E*Trade Financial Corp., 5.38%, 11/15/22		1,348	1,441,279
Goldman Sachs Group, Inc. (d):
6.25%, 9/01/17		625	678,345
7.50%, 2/15/19		5,165	6,019,719
5.25%, 7/27/21		1,175	1,311,070
5.75%, 1/24/22		5,500	6,302,494
6.25%, 2/01/41		15,000	18,147,945
Morgan Stanley (d):
5.63%, 9/23/19		6,770	7,543,053
5.50%, 7/28/21		2,695	3,050,508
UBS AG, 5.88%, 7/15/16		3,450	3,560,524

			48,054,937
Chemicals — 1.3%
Ashland, Inc., 3.88%, 4/15/18		1,745	1,803,894
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV, 7.38%, 5/01/21 (b)		617	652,478
Basell Finance Co. BV, 8.10%, 3/15/27 (b)(d)		6,000	7,686,924
CF Industries, Inc., 5.38%, 3/15/44		2,500	2,468,767
Chemours Co., 7.00%, 5/15/25 (b)		434	323,330
Huntsman International LLC:
4.88%, 11/15/20		1,075	1,011,199
5.13%, 11/15/22 (b)		2,495	2,320,350
NOVA Chemicals Corp., 5.25%, 8/01/23 (b)		2,277	2,329,826
Platform Specialty Products Corp., 6.50%, 2/01/22 (b)		1,372	1,166,200

			19,762,968
Commercial Services & Supplies — 3.1%
ADS Waste Holdings, Inc., 8.25%, 10/01/20		1,003	1,051,896
Aviation Capital Group Corp. (b):
7.13%, 10/15/20 (d)		31,000	36,037,500
6.75%, 4/06/21		7,850	8,890,125
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (b)		301	272,405

See Notes to Financial Statements.

12	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Corporate Bonds	Par (000)		Value
Commercial Services & Supplies (continued)
Mobile Mini, Inc., 7.88%, 12/01/20	USD	2,480	$2,579,200

			48,831,126
Communications Equipment — 0.3%
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (b)		2,242	2,275,630
CommScope, Inc., 5.50%, 6/15/24 (b)		254	251,460
Harris Corp., 5.05%, 4/27/45		1,790	1,753,584
Plantronics, Inc., 5.50%, 5/31/23 (b)		423	430,403

			4,711,077
Construction & Engineering — 0.3%
AECOM Co.:
5.75%, 10/15/22		333	346,320
5.88%, 10/15/24 (b)		2,311	2,386,107
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (b)		413	416,614
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)		568	583,620
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		825	792,000

			4,524,661
Construction Materials — 0.5%
Allegion US Holding Co., Inc., 5.75%, 10/01/21		1,907	2,002,350
HD Supply, Inc.:
7.50%, 7/15/20 (d)		2,905	3,093,825
5.25%, 12/15/21 (b)		3,278	3,441,900

			8,538,075
Consumer Finance — 2.9%
Ally Financial, Inc.:
5.13%, 9/30/24		855	900,914
4.63%, 3/30/25		136	137,020
8.00%, 11/01/31		5,705	6,917,313
Capital One Bank USA NA, 3.38%, 2/15/23 (d)		11,610	11,360,698
Countrywide Financial Corp., 6.25%, 5/15/16 (d)		8,069	8,284,224
Discover Financial Services, 3.85%, 11/21/22		3,252	3,225,587
Experian Finance PLC, 2.38%, 6/15/17 (b)(d)		2,550	2,559,624
Navient Corp., 6.25%, 1/25/16		11,620	11,721,675

			45,107,055
Containers & Packaging — 0.5%
Beverage Packaging Holdings Luxembourg II SA, 5.63%, 12/15/16 (b)		904	904,000
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		3,128	3,249,210
Sealed Air Corp. (b):
6.50%, 12/01/20		2,330	2,603,775
5.13%, 12/01/24		649	666,848
5.50%, 9/15/25		835	880,925

			8,304,758
Diversified Consumer Services — 0.3%
Service Corp. International, 4.50%, 11/15/20		4,382	4,480,595
Diversified Financial Services — 10.2%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust:
4.63%, 10/30/20		1,619	1,677,689
4.63%, 7/01/22		518	529,008
Air Lease Corp., 3.75%, 2/01/22		5,000	4,948,735
Aircastle Ltd., 6.25%, 12/01/19		3,937	4,301,172
Bank of America Corp. (d):
3.75%, 7/12/16		5,525	5,631,400
5.00%, 5/13/21		17,100	18,793,635
5.70%, 1/24/22		2,590	2,961,994
Bank of America NA, 5.30%, 3/15/17 (d)		13,440	14,100,845

Corporate Bonds	Par (000)		Value
Diversified Financial Services (continued)
Barclays PLC, 4.38%, 9/11/24	USD	2,100	$2,062,578
Citigroup, Inc. (d):
4.45%, 1/10/17		4,800	4,980,048
8.50%, 5/22/19		464	560,186
6.68%, 9/13/43		4,125	5,163,316
Deutsche Bank AG, 4.50%, 4/01/25		3,985	3,872,085
Ford Motor Credit Co. LLC:
8.00%, 12/15/16		4,000	4,279,300
5.88%, 8/02/21		9,420	10,737,660
General Motors Financial Co., Inc.:
6.75%, 6/01/18		1,700	1,858,947
4.38%, 9/25/21		2,260	2,344,721
4.25%, 5/15/23		1,681	1,708,585
ING Bank NV, 5.00%, 6/09/21 (b)(d)		8,000	8,903,408
Intesa Sanpaolo SpA, 3.13%, 1/15/16		5,450	5,473,217
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)		1,705	1,670,900
Leucadia National Corp., 5.50%, 10/18/23		4,000	3,989,852
Moody’s Corp., 6.06%, 9/07/17		20,000	20,618,360
MSCI, Inc., 5.75%, 8/15/25 (b)		738	778,221
Mubadala GE Capital Ltd., 3.00%, 11/10/19 (b)		5,000	4,978,550
Pershing Square Holdings Ltd., 5.50%, 7/15/22 (b)		5,500	5,170,000
Resparcs Funding LP I, 8.00% (e)(f)(g)		4,000	1,397,600
Reynolds Group Issuer, Inc.:
9.00%, 4/15/19		370	378,325
7.88%, 8/15/19		2,480	2,569,900
9.88%, 8/15/19		147	154,718
5.75%, 10/15/20		3,142	3,267,680
6.88%, 2/15/21		105	109,725
Royal Bank of Scotland Group PLC:
6.10%, 6/10/23		2,500	2,719,543
5.13%, 5/28/24		5,250	5,382,856

			158,074,759
Diversified Telecommunication Services — 5.1%
AT&T, Inc.:
6.30%, 1/15/38 (d)		12,000	13,341,528
4.30%, 12/15/42		265	229,734
4.35%, 6/15/45		367	317,775
CenturyLink, Inc.:
5.63%, 4/01/20		1,375	1,376,568
6.45%, 6/15/21		285	287,138
Frontier Communications Corp.:
6.25%, 9/15/21		980	875,140
7.63%, 4/15/24		1,384	1,238,680
6.88%, 1/15/25		475	410,446
11.00%, 9/15/25 (b)		797	835,352
Level 3 Financing, Inc.:
5.38%, 8/15/22		2,250	2,289,375
5.13%, 5/01/23 (b)		1,183	1,196,309
5.38%, 1/15/24 (b)(h)		754	763,425
5.38%, 5/01/25 (b)		2,455	2,461,137
Telefonica Emisiones SAU, 3.19%, 4/27/18		6,550	6,718,001
Verizon Communications, Inc. (d):
5.15%, 9/15/23		8,775	9,780,668
6.40%, 9/15/33		9,475	10,950,845
7.35%, 4/01/39		7,825	9,998,871
6.55%, 9/15/43		13,225	15,830,695

			78,901,687
Electric Utilities — 3.8%
CMS Energy Corp., 5.05%, 3/15/22		9,900	10,984,555
Duke Energy Corp., 3.55%, 9/15/21 (d)		3,650	3,776,542
Great Plains Energy, Inc., 5.29%, 6/15/22 (i)		5,550	6,149,988

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	13

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Corporate Bonds	Par (000)		Value
Electric Utilities (continued)
Midland Cogeneration Venture LP, 5.25%, 3/15/25 (b)	USD	4,552	$4,729,342
NiSource Finance Corp., 6.80%, 1/15/19 (d)		3,075	3,496,241
Oncor Electric Delivery Co. LLC (d):
4.10%, 6/01/22		4,150	4,345,610
5.30%, 6/01/42		2,750	2,996,026
Progress Energy, Inc., 7.00%, 10/30/31 (d)		12,000	15,257,772
Puget Energy, Inc.:
6.00%, 9/01/21		275	315,647
5.63%, 7/15/22		5,550	6,270,496

			58,322,219
Electrical Equipment — 0.1%
GrafTech International Ltd., 6.38%, 11/15/20		1,950	1,111,500
Electronic Equipment, Instruments & Components — 0.3%
Jabil Circuit, Inc., 8.25%, 3/15/18		2,600	2,918,500
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (b)		475	482,719
Sanmina Corp., 4.38%, 6/01/19 (b)		1,415	1,443,300

			4,844,519
Energy Equipment & Services — 0.7%
Energy Transfer Partners LP, 5.20%, 2/01/22		10,200	10,148,592
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		293	273,955
6.75%, 8/01/22		375	365,625
Transocean, Inc., 6.00%, 3/15/18 (d)		540	506,520

			11,294,692
Food & Staples Retailing — 1.6%
CVS Health Corp.:
4.75%, 12/01/22 (b)		289	315,002
5.00%, 12/01/24 (b)		183	203,267
5.13%, 7/20/45		3,879	4,158,618
Family Tree Escrow LLC (b):
5.25%, 3/01/20		335	349,238
5.75%, 3/01/23		4,623	4,871,486
H.J. Heinz Finance Co., 7.13%, 8/01/39 (b)		4,415	5,643,491
Rite Aid Corp.:
6.75%, 6/15/21		541	580,899
6.13%, 4/01/23 (b)		2,974	3,204,485
Wal-Mart Stores, Inc., 5.25%, 9/01/35 (d)		5,150	5,929,277

			25,255,763
Food Products — 1.2%
Barry Callebaut Services NV, 5.50%, 6/15/23 (b)		835	886,837
Kellogg Co., Series B, 7.45%, 4/01/31 (d)		3,425	4,403,139
Mondelez International, Inc.:
6.50%, 8/11/17		4,450	4,835,864
6.13%, 8/23/18		4,840	5,354,559
Post Holdings, Inc. (b):
7.75%, 3/15/24		1,502	1,599,630
8.00%, 7/15/25		743	806,155
Smithfield Foods, Inc., 5.88%, 8/01/21 (b)		715	750,750

			18,636,934
Gas Utilities — 0.1%
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.88%, 2/01/21		1,265	1,271,325
Health Care Equipment & Supplies — 0.6%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (b)		2,065	2,049,513
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (b):
4.88%, 4/15/20		517	495,674
5.75%, 8/01/22		1,370	1,302,349

Corporate Bonds	Par (000)		Value
Health Care Equipment & Supplies (continued)
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (b) (continued):
5.63%, 10/15/23	USD	1,099	$1,037,181
Medtronic, Inc., 4.63%, 3/15/45 (d)		4,565	4,799,034

			9,683,751
Health Care Providers & Services — 4.2%
Acadia Healthcare Co., Inc., 5.13%, 7/01/22		435	429,563
Amsurg Corp., 5.63%, 7/15/22		1,856	1,823,520
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		1,620	1,650,375
6.88%, 2/01/22		1,111	1,119,332
DaVita HealthCare Partners, Inc.:
5.13%, 7/15/24		1,990	2,019,850
5.00%, 5/01/25		1,871	1,857,338
HCA, Inc.:
3.75%, 3/15/19 (d)		4,364	4,440,370
6.50%, 2/15/20 (d)		10,421	11,658,494
7.50%, 2/15/22		2,214	2,546,100
5.88%, 3/15/22		340	374,000
4.75%, 5/01/23		676	692,900
HealthSouth Corp.:
5.13%, 3/15/23		512	503,040
5.75%, 11/01/24		889	889,000
Hologic, Inc., 5.25%, 7/15/22 (b)		805	840,219
Tenet Healthcare Corp.:
6.25%, 11/01/18		736	783,840
4.75%, 6/01/20		1,450	1,471,750
6.00%, 10/01/20		3,645	3,936,600
4.50%, 4/01/21		73	73,000
4.38%, 10/01/21		7,335	7,316,662
8.13%, 4/01/22		4,907	5,189,152
6.75%, 6/15/23		1,758	1,744,815
UnitedHealth Group, Inc., 6.88%, 2/15/38 (d)		10,000	13,420,100

			64,780,020
Health Care Technology — 0.2%
Amgen, Inc., 5.15%, 11/15/41 (d)		3,450	3,563,160
Hotels, Restaurants & Leisure — 0.9%
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22		1,380	1,481,071
5.00%, 9/01/23		306	317,475
5.50%, 12/01/24		2,458	2,574,755
ESH Hospitality, Inc., 5.25%, 5/01/25 (b)		688	690,546
Jarden Corp., 5.00%, 11/15/23 (b)		398	408,945
MGM Resorts International, 6.00%, 3/15/23		1,374	1,394,610
New Red Finance, Inc., 6.00%, 4/01/22 (b)		2,215	2,317,444
Pinnacle Entertainment, Inc., 6.38%, 8/01/21		1,586	1,689,090
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/23		607	626,727
Sabre GLBL, Inc., 5.38%, 4/15/23 (b)		594	602,910
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		1,718	1,782,425

			13,885,998
Household Durables — 1.2%
Beazer Homes USA, Inc., 6.63%, 4/15/18		1,960	2,023,700
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)		1,647	1,618,177
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)		398	374,120
KB Home, 7.25%, 6/15/18		1,990	2,129,300
Shea Homes LP / Shea Homes Funding Corp. (b):
5.88%, 4/01/23		910	952,088
6.13%, 4/01/25		920	963,700
Standard Pacific Corp., 8.38%, 1/15/21		3,015	3,576,694

See Notes to Financial Statements.

14	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Corporate Bonds	Par (000)		Value
Household Durables (continued)
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)	USD	767	$772,753
Toll Brothers Finance Corp., 4.88%, 11/15/25		96	95,880
TRI Pointe Holdings, Inc.:
4.38%, 6/15/19		920	914,250
5.88%, 6/15/24		625	625,000
United Rentals North America, Inc.:
7.38%, 5/15/20		2,025	2,149,031
7.63%, 4/15/22		1,853	2,010,709

			18,205,402
Household Products — 0.2%
Spectrum Brands, Inc.:
6.38%, 11/15/20		810	864,675
6.63%, 11/15/22		1,110	1,212,675
5.75%, 7/15/25 (b)		1,002	1,068,383

			3,145,733
Independent Power and Renewable Electricity Producers — 0.7%
Calpine Corp.:
6.00%, 1/15/22 (b)		1,548	1,626,948
5.38%, 1/15/23		2,109	2,016,731
5.88%, 1/15/24 (b)		823	860,035
5.50%, 2/01/24		1,749	1,661,550
5.75%, 1/15/25		1,064	1,008,140
Dynegy, Inc., 6.75%, 11/01/19		2,195	2,189,513
QEP Resources, Inc., 5.38%, 10/01/22		1,927	1,734,300

			11,097,217
Insurance — 5.4%
American International Group, Inc., 6.40%, 12/15/20 (d)		8,710	10,284,594
Aon Corp., 5.00%, 9/30/20 (d)		7,700	8,493,247
Aon PLC, 4.25%, 12/12/42 (d)		6,500	5,913,401
Forethought Financial Group, Inc., 8.63%, 4/15/21 (b)		3,400	3,899,790
Manulife Financial Corp., 4.90%, 9/17/20 (d)		10,425	11,355,014
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		1,455	1,527,750
Northwestern Mutual Life Insurance Co., 6.06%, 3/30/40 (b)(d)		12,000	14,464,164
Principal Financial Group, Inc., 8.88%, 5/15/19		2,825	3,427,092
Prudential Financial, Inc., 6.63%, 12/01/37 (d)		10,000	12,559,130
XLIT Ltd., 5.75%, 10/01/21 (d)		10,085	11,374,962

			83,299,144
Internet Software & Services — 0.0%
Netflix, Inc., 5.50%, 2/15/22 (b)		563	593,965
IT Services — 0.8%
Fidelity National Information Services, Inc., 5.00%, 10/15/25		1,935	2,000,627
First Data Corp. (b):
6.75%, 11/01/20		1,768	1,863,030
8.25%, 1/15/21		250	262,188
5.38%, 8/15/23		1,854	1,886,445
7.00%, 12/01/23 (h)		6,385	6,496,737

			12,509,027
Life Sciences Tools & Services — 0.9%
Life Technologies Corp., 6.00%, 3/01/20 (d)		12,000	13,569,276
Media — 7.0%
21st Century Fox America, Inc., 6.15%, 3/01/37 (d)		9,575	11,023,832
A&E Television Networks LLC, 3.11%, 8/22/19		5,000	5,079,000
Altice Financing SA, 6.63%, 2/15/23 (b)		1,313	1,316,283
Altice Finco SA, 7.63%, 2/15/25 (b)		96	90,960

Corporate Bonds	Par (000)		Value
Media (continued)
Altice SA (b):
7.75%, 5/15/22	USD	2,425	$2,334,062
7.63%, 2/15/25		1,515	1,393,042
Altice US Finance I Corp., 5.38%, 7/15/23 (b)		2,919	2,954,028
AMC Networks, Inc.:
7.75%, 7/15/21		1,330	1,426,425
4.75%, 12/15/22		685	687,569
CCO Safari II LLC (b):
6.38%, 10/23/35		479	493,412
6.48%, 10/23/45		4,584	4,753,571
6.83%, 10/23/55		3,540	3,587,040
Cinemark USA, Inc., 5.13%, 12/15/22		349	350,745
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		10,205	10,604,237
COX Communications, Inc., 8.38%, 3/01/39 (b)(d)		5,000	5,718,440
CSC Holdings LLC, 8.63%, 2/15/19		4,005	4,255,312
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.00%, 3/01/21 (d)		8,575	9,374,104
DISH DBS Corp., 5.88%, 11/15/24		2,462	2,354,903
Gray Television, Inc., 7.50%, 10/01/20		543	566,729
Grupo Televisa SAB, 5.00%, 5/13/45 (d)		3,345	3,016,769
Intelsat Jackson Holdings SA, 5.50%, 8/01/23		2,909	2,398,107
Interpublic Group of Cos., Inc., 3.75%, 2/15/23		6,025	5,911,423
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (b)		463	490,780
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		1,471	1,518,807
Neptune Finco Corp., 6.63%, 10/15/25 (b)		1,436	1,511,390
Numericable Group SA, 6.00%, 5/15/22 (b)		8,520	8,541,300
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22		249	255,848
5.63%, 2/15/24		122	126,957
Sirius XM Radio, Inc., 4.25%, 5/15/20 (b)		2,300	2,328,750
Time Warner Cable, Inc., 6.55%, 5/01/37 (d)		3,519	3,526,182
Tribune Media Co., 5.88%, 7/15/22 (b)		1,403	1,441,582
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (b)		1,000	1,027,800
Univision Communications, Inc. (b):
5.13%, 5/15/23		5,293	5,240,070
5.13%, 2/15/25		999	981,518
Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (b)		1,255	1,317,330

			107,998,307
Metals & Mining — 2.3%
Alcoa, Inc., 5.13%, 10/01/24		1,903	1,886,349
AngloGold Ashanti Holdings PLC, 5.13%, 8/01/22		5,000	4,559,375
ArcelorMittal, 6.13%, 6/01/18		2,575	2,581,437
Commercial Metals Co., 4.88%, 5/15/23		2,194	1,941,690
Constellium NV:
4.63%, 5/15/21	EUR	490	434,835
5.75%, 5/15/24 (b)	USD	1,178	848,160
First Quantum Minerals Ltd. (b):
7.00%, 2/15/21		303	224,220
7.25%, 5/15/22		912	665,190
Freeport-McMoRan, Inc.:
7.13%, 11/01/27 (d)		8,500	7,626,310
5.40%, 11/14/34		5,225	3,685,245
Novelis, Inc., 8.75%, 12/15/20		3,247	3,255,117
Southern Copper Corp., 5.88%, 4/23/45		3,870	3,382,991
Steel Dynamics, Inc.:
5.13%, 10/01/21		1,105	1,096,713
6.38%, 8/15/22		1,430	1,469,325

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	15

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Corporate Bonds	Par (000)		Value
Metals & Mining (continued)
Steel Dynamics, Inc. (continued):
5.25%, 4/15/23	USD	163	$158,518
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (b)		2,785	2,631,825

			36,447,300
Multi-Utilities — 1.3%
CenterPoint Energy, Inc. (d):
5.95%, 2/01/17		9,000	9,469,665
6.50%, 5/01/18		9,675	10,694,581

			20,164,246
Multiline Retail — 0.2%
Dufry Finance SCA, 5.50%, 10/15/20 (b)		3,460	3,598,400
Offshore Drilling & Other Services — 0.1%
Sensata Technologies BV (b):
5.63%, 11/01/24		695	707,163
5.00%, 10/01/25		1,418	1,384,322

			2,091,485
Oil, Gas & Consumable Fuels — 14.1%
Access Midstream Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22		1,668	1,707,410
4.88%, 5/15/23		343	309,591
Anadarko Petroleum Corp., 6.38%, 9/15/17		75	80,758
Antero Resources Finance Corp., 5.38%, 11/01/21		378	347,760
Bonanza Creek Energy, Inc.:
6.75%, 4/15/21		778	560,160
5.75%, 2/01/23		1,245	834,150
California Resources Corp.:
5.00%, 1/15/20		495	360,112
5.50%, 9/15/21		1,894	1,302,125
6.00%, 11/15/24		5,517	3,751,560
Chesapeake Energy Corp., 6.88%, 11/15/20		493	334,007
Concho Resources, Inc.:
5.50%, 10/01/22		166	166,623
5.50%, 4/01/23		1,079	1,084,395
CONSOL Energy, Inc., 5.88%, 4/15/22		5,691	3,599,557
Continental Resources, Inc.:
5.00%, 9/15/22		7,000	6,291,250
4.50%, 4/15/23		469	414,369
Denbury Resources, Inc., 5.50%, 5/01/22		604	422,800
El Paso LLC:
7.80%, 8/01/31		197	199,593
7.75%, 1/15/32		4,586	4,641,596
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		2,345	2,781,993
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		5,075	5,519,164
Enbridge Energy Partners LP, 9.88%, 3/01/19 (d)		6,000	7,123,584
Energy Transfer Equity LP:
7.50%, 10/15/20		1,028	1,105,306
5.88%, 1/15/24		2,788	2,700,945
Energy Transfer Partners LP, 6.13%, 12/15/45		3,579	3,212,346
Enterprise Products Operating LLC:
4.90%, 5/15/46		5,375	4,926,429
Series N, 6.50%, 1/31/19 (d)		12,000	13,413,072
EP Energy LLC/Everest Acquisition Finance, Inc., 9.38%, 5/01/20		3,290	2,862,300
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (b)		3,666	3,317,730
Kinder Morgan Energy Partners LP:
6.85%, 2/15/20 (d)		12,000	13,102,728
4.25%, 9/01/24		2,170	1,937,784
5.40%, 9/01/44		3,615	2,970,041

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Laredo Petroleum, Inc., 7.38%, 5/01/22	USD	231	$228,113
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19		597	140,295
Marathon Petroleum Corp., 3.50%, 3/01/16 (d)		4,600	4,638,654
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.88%, 6/01/25		1,144	1,069,640
MEG Energy Corp. (b):
6.50%, 3/15/21		3,839	3,368,722
7.00%, 3/31/24		3,533	3,056,045
Midcontinent Express Pipeline LLC, 6.70%, 9/15/19 (b)		3,500	3,395,000
Nexen, Inc., 6.40%, 5/15/37 (d)		4,615	5,390,020
NGPL PipeCo LLC, 9.63%, 6/01/19 (b)		902	845,625
Noble Energy, Inc., 5.63%, 5/01/21		3,448	3,496,238
Oasis Petroleum, Inc.:
7.25%, 2/01/19 (d)		915	873,825
6.50%, 11/01/21		1,025	873,812
ONEOK Partners LP, 8.63%, 3/01/19 (d)		10,000	11,486,090
Paramount Resources Ltd., 6.88%, 6/30/23 (b)		600	528,000
PDC Energy, Inc., 7.75%, 10/15/22		1,225	1,231,125
Peabody Energy Corp., 6.00%, 11/15/18		2,120	371,000
Petrobras International Finance Co. SA, 3.88%, 1/27/16		12,550	12,518,625
Petroleos Mexicanos (d):
3.50%, 1/30/23		5,000	4,642,500
4.88%, 1/18/24		2,000	1,998,400
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		3,980	3,228,775
Pioneer Natural Resources Co., 6.88%, 5/01/18		1,665	1,811,863
Plains All American Pipeline LP/PAA Finance Corp.:
4.70%, 6/15/44		1,498	1,290,173
4.90%, 2/15/45		2,102	1,867,261
Range Resources Corp.:
5.00%, 8/15/22		32	28,478
5.00%, 3/15/23		75	66,563
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23		4,351	3,993,396
Rockies Express Pipeline LLC, 6.88%, 4/15/40 (b)		580	551,000
RSP Permian, Inc., 6.63%, 10/01/22		789	781,110
Ruby Pipeline LLC, 6.00%, 4/01/22 (b)		10,000	10,477,310
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		7,393	7,194,313
5.75%, 5/15/24		2,869	2,768,585
Sabine Pass LNG LP, 7.50%, 11/30/16		5,965	6,155,134
Sanchez Energy Corp., Series WI, 6.13%, 1/15/23		1,141	827,225
SandRidge Energy, Inc.:
8.13%, 10/16/22		114	29,925
7.50%, 2/16/23		622	157,444
Seventy Seven Energy, Inc., 6.50%, 7/15/22		469	141,873
SM Energy Co., 6.50%, 1/01/23		322	317,298
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21		1,614	1,565,580
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (b)		1,519	1,579,760
Western Gas Partners LP, 5.38%, 6/01/21 (d)		5,125	5,430,640
Whiting Petroleum Corp.:
5.00%, 3/15/19		1,672	1,588,400
5.75%, 3/15/21		1,171	1,087,566
Williams Cos., Inc.:
3.70%, 1/15/23		5,283	4,312,196
4.55%, 6/24/24		1,813	1,517,370
8.75%, 3/15/32		2,478	2,431,136
5.75%, 6/24/44		685	501,336

See Notes to Financial Statements.

16	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Williams Partners LP, 5.10%, 9/15/45 (d)	USD	5,075	$3,904,964
WPX Energy, Inc., 5.25%, 9/15/24		856	710,480

			217,850,121
Paper & Forest Products — 2.1%
Clearwater Paper Corp., 4.50%, 2/01/23		532	508,060
International Paper Co.:
7.50%, 8/15/21 (d)		9,675	11,702,686
8.70%, 6/15/38		4,000	5,464,100
7.30%, 11/15/39 (d)		10,000	12,036,190
Louisiana-Pacific Corp., 7.50%, 6/01/20		2,130	2,236,500

			31,947,536
Pharmaceuticals — 3.7%
AbbVie, Inc. (d):
2.90%, 11/06/22		5,675	5,491,800
4.70%, 5/14/45		3,255	3,115,790
Actavis Funding SCS:
3.45%, 3/15/22		4,610	4,580,247
3.85%, 6/15/24		6,000	5,970,540
3.80%, 3/15/25		1,650	1,635,048
4.75%, 3/15/45		1,450	1,386,652
Endo Finance LLC/Endo Finco, Inc. (b):
7.25%, 12/15/20		241	249,134
7.75%, 1/15/22		499	517,713
6.00%, 7/15/23		1,514	1,514,000
6.00%, 2/01/25		1,601	1,588,992
Forest Laboratories, Inc. (b):
4.38%, 2/01/19		2,924	3,076,238
5.00%, 12/15/21		1,631	1,762,716
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22		1,613	1,669,455
Merck & Co., Inc., 6.50%, 12/01/33 (d)		6,420	8,479,453
Valeant Pharmaceuticals International (b):
6.75%, 8/15/18		6,955	6,712,270
5.38%, 3/15/20		1,668	1,451,160
7.00%, 10/01/20		382	353,350
6.38%, 10/15/20		3,180	2,846,100
7.50%, 7/15/21		273	249,113
5.63%, 12/01/21		1,737	1,506,847
5.50%, 3/01/23		979	822,360
5.88%, 5/15/23		2,513	2,115,632
6.13%, 4/15/25		476	400,435

			57,495,045
Professional Services — 0.5%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)		1,755	1,544,400
Dun & Bradstreet Corp., 3.25%, 12/01/17		5,750	5,859,256

			7,403,656
Real Estate Investment Trusts (REITs) — 2.8%
AvalonBay Communities, Inc., 6.10%, 3/15/20 (d)		10,000	11,409,510
DDR Corp.:
4.75%, 4/15/18		2,140	2,257,019
7.88%, 9/01/20		2,650	3,212,219
ERP Operating LP, 5.75%, 6/15/17 (d)		10,000	10,661,230
Felcor Lodging LP, 5.63%, 3/01/23		999	1,033,965
HCP, Inc., 5.38%, 2/01/21 (d)		3,450	3,799,030
Host Hotels & Resorts LP, Series D, 3.75%, 10/15/23 (d)		3,600	3,479,404
iStar Financial, Inc.:
4.00%, 11/01/17		825	806,437
5.00%, 7/01/19		580	567,675
UDR, Inc., 4.25%, 6/01/18 (d)		5,225	5,501,779

			42,728,268

Corporate Bonds	Par (000)		Value
Real Estate Management & Development — 0.8%
Lennar Corp.:
4.75%, 11/15/22	USD	1,805	$1,805,000
4.88%, 12/15/23		816	812,940
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29 (b)(d)		4,485	3,937,130
Realogy Corp., 7.63%, 1/15/20 (b)(d)		5,090	5,351,066
Realogy Group LLC / Realogy Co-Issuer Corp. (b):
4.50%, 4/15/19		803	827,090
5.25%, 12/01/21 (d)		344	356,900

			13,090,126
Road & Rail — 1.1%
Hertz Corp.:
4.25%, 4/01/18		983	995,287
6.75%, 4/15/19		1,167	1,197,634
5.88%, 10/15/20		925	957,375
7.38%, 1/15/21		310	322,592
Norfolk Southern Corp., 6.00%, 3/15/05 (d)		12,700	13,834,085

			17,306,973
Semiconductors & Semiconductor Equipment — 0.3%
Micron Technology, Inc., 5.25%, 1/15/24 (b)		1,115	1,067,613
NXP BV/NXP Funding LLC (b):
4.13%, 6/15/20		1,154	1,177,080
5.75%, 2/15/21		1,655	1,729,475
4.63%, 6/15/22		490	499,800

			4,473,968
Software — 0.5%
Infor US, Inc., 6.50%, 5/15/22 (b)		2,425	2,297,688
Italics Merger Sub, Inc., 7.13%, 7/15/23 (b)		557	552,538
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		4,435	4,523,700

			7,373,926
Specialty Retail — 1.3%
AutoNation, Inc., 6.75%, 4/15/18		6,125	6,783,143
L Brands, Inc.:
7.00%, 5/01/20		3,050	3,494,171
6.88%, 11/01/35 (b)		1,514	1,572,668
Penske Automotive Group, Inc., 5.38%, 12/01/24		2,750	2,791,250
VF Corp., 5.95%, 11/01/17 (d)		5,000	5,448,850

			20,090,082
Textiles Apparel & Shoes — 0.1%
Springs Industries, Inc., 6.25%, 6/01/21		1,674	1,665,630
Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co., 5.00%, 5/01/25		699	707,738
William Carter Co., 5.25%, 8/15/21		1,406	1,460,482

			2,168,220
Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc., 5.25%, 6/15/20		1,475	1,473,156
Tobacco — 2.3%
Altria Group, Inc., 10.20%, 2/06/39 (d)		13,392	22,137,873
Reynolds American, Inc.:
3.50%, 8/04/16 (b)		8,375	8,506,245
3.25%, 11/01/22		970	965,106
4.85%, 9/15/23		1,120	1,212,051
5.85%, 8/15/45		2,335	2,590,288

			35,411,563
Trading Companies & Distributors — 0.4%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1 (b):
Class A, 5.25%, 5/30/25		2,604	2,708,507

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	17

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Corporate Bonds	Par (000)		Value
Trading Companies & Distributors (continued)
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1 (b) (continued):
Class B, 6.13%, 11/30/21	USD	3,116	$3,217,266

			5,925,773
Transportation Infrastructure — 1.0%
CEVA Group PLC (b):
4.00%, 5/01/18		3,310	2,945,900
7.00%, 3/01/21		1,067	964,301
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.88%, 7/11/22 (b)		10,500	11,029,820

			14,940,021
Wireless Telecommunication Services — 5.6%
America Movil SAB de CV (d):
2.38%, 9/08/16		12,495	12,605,781
3.13%, 7/16/22		1,275	1,261,679
American Tower Corp.:
4.50%, 1/15/18		6,500	6,823,908
5.05%, 9/01/20		500	543,525
5.90%, 11/01/21 (d)		3,770	4,187,614
4.00%, 6/01/25		4,225	4,175,229
Crown Castle International Corp., 5.25%, 1/15/23		1,380	1,485,225
Crown Castle Towers LLC (b):
5.50%, 1/15/37		4,000	4,103,650
4.17%, 8/15/37		3,000	3,068,622
6.11%, 1/15/40		4,555	5,030,380
Digicel Group Ltd., 7.13%, 4/01/22 (b)		370	305,250
Digicel Ltd., 6.00%, 4/15/21 (b)		1,285	1,156,500
SBA Communications Corp., 4.88%, 7/15/22		1,445	1,477,440
SBA Tower Trust, 5.10%, 4/15/42 (b)		13,975	14,268,943
Sprint Communications, Inc. (b):
9.00%, 11/15/18		5,290	5,815,667
7.00%, 3/01/20		9,302	9,767,100
Sprint Corp.:
7.88%, 9/15/23		2,715	2,511,375
7.13%, 6/15/24		1,755	1,541,109
T-Mobile USA, Inc.:
6.63%, 4/28/21		2,680	2,773,800
6.73%, 4/28/22		2,495	2,576,088
6.84%, 4/28/23		645	665,963

			86,144,848
Total Corporate Bonds — 107.5%			1,665,253,945

Foreign Agency Obligations
Brazilian Government International Bond, 5.00%, 1/27/45		5,000	3,750,000
Indonesia Government International Bond, 5.88%, 1/15/24 (b)		4,400	4,858,097
Mexico Government International Bond, 4.75%, 3/08/44		2,300	2,185,000
Total Foreign Agency Obligations — 0.7%			10,793,097

Municipal Bonds
City of Chicago Illinois, Refunding ARB, O’Hare International Airport, General 3rd Lien, Build America Bonds, Series B, 6.85%, 1/01/38		5,000	5,552,350

Municipal Bonds	Par (000)		Value
Metropolitan Transportation Authority, RB, Build America Bonds, Series B-1, 6.55%, 11/15/31 (d)	USD	10,000	$12,690,500
Total Municipal Bonds — 1.2%			18,242,850

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.2%
Fannie Mae, 0.00%, 10/09/19 (d)(j)		3,945	3,669,639

Preferred Securities

Capital Trusts
Banks — 4.0%
BNP Paribas SA (a)(b)(e):
7.20% (d)		5,000	5,725,000
7.38%		4,535	4,693,725
Capital One Financial Corp., Series E, 5.55% (a)(e)		10,000	10,018,750
Credit Agricole SA, 8.38% (a)(b)(e)		5,000	5,663,000
Credit Suisse Group AG, 7.50% (a)(e)		3,250	3,430,992
HSBC Capital Funding LP (a)(e):
6.38%		4,695	4,636,312
10.18% (b)		11,835	17,870,850
Nordea Bank AB, 6.13% (a)(b)(e)		5,540	5,470,750
Wells Fargo & Co. (a)(e):
Series S, 5.90%		1,090	1,117,250
Series U, 5.88%		2,655	2,808,194

			61,434,823
Capital Markets — 2.0%
Ameriprise Financial, Inc., 7.52%, 6/01/66 (a)		3,000	2,985,000
Goldman Sachs Group, Inc., Series L, 5.70% (a)(e)		2,950	2,990,563
Morgan Stanley (a)(e):
Series H, 5.45%		2,200	2,164,250
Series J, 5.55%		6,530	6,521,838
State Street Capital Trust IV, 1.34%, 6/01/77 (a)(d)		17,845	14,409,837
State Street Corp., Series F, 5.25% (a)(e)		1,855	1,861,678

			30,933,166
Consumer Finance — 0.3%
American Express Co., Series C, 4.90% (a)(e)		4,510	4,374,700
Diversified Financial Services — 4.6%
Bank of America Corp. (a)(e):
Series AA, 6.10%		5,640	5,703,450
Series K, 8.00%		2,420	2,523,092
Series M, 8.13%		950	989,273
Series U, 5.20%		5,785	5,472,245
Barclays PLC, 6.63% (a)(e)		4,885	4,820,616
Citigroup, Inc. (a)(e):
5.90%		2,210	2,198,950
5.95%		7,000	6,755,000
General Electric Capital Corp. (a)(e):
Series B, 6.25% (d)		9,100	10,142,860
Series C, 5.25%		1,200	1,254,000
JPMorgan Chase & Co. (a)(e):
Series 1, 7.90%		3,650	3,792,350
Series Q, 5.15%		4,000	3,850,000
Series R, 6.00%		14,130	14,334,885
Series S, 6.75%		7,775	8,435,875

See Notes to Financial Statements.

18	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Capital Trusts	Par (000)		Value
Diversified Financial Services (continued)
Royal Bank of Scotland Group PLC, 8.00% (a)(e)	USD	970	$1,013,650

			71,286,246
Electric Utilities — 0.4%
PPL Capital Funding, Inc., Series A, 6.70%, 3/30/67 (a)		8,300	7,013,500
Insurance — 7.4%
ACE Capital Trust II, 9.70%, 4/01/30 (d)		7,000	10,237,500
Allstate Corp., 6.50%, 5/15/67 (a)		10,400	11,492,000
American International Group, Inc., 8.18%, 5/15/68 (a)		3,755	4,956,600
AXA SA (a)(b)(e):
6.38%		4,900	5,261,375
6.46%		6,000	6,232,500
Bank One Capital III, 8.75%, 9/01/30 (d)		2,000	2,841,514
Chubb Corp., 6.38%, 3/29/67 (a)(d)		7,400	7,104,000
Equitable of Iowa Cos. Capital Trust II, Series B, 8.42%, 4/01/27		5,000	5,930,545
Farmers Exchange Capital II, 6.15%, 11/01/53 (a)(b)		4,890	5,206,471
Great-West Life & Annuity Insurance Capital LP II, 7.15%, 5/16/46 (a)(b)		500	503,125
Hartford Financial Services Group, Inc., 8.13%, 6/15/68 (a)		5,050	5,608,025
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		8,325	12,487,500
MetLife, Inc., 6.40%, 12/15/66 (d)		9,775	10,719,265
Principal Financial Group, Inc., 4.70%, 5/15/55 (b)		5,000	5,037,000
Reinsurance Group of America, Inc., 6.75%, 12/15/65 (a)		12,000	10,125,000
Swiss Re Capital I LP, 6.85% (a)(b)(e)		4,450	4,513,413
ZFS Finance USA Trust II, 6.45%, 12/15/65 (a)(b)(d)		6,800	6,898,600

			115,154,433
Multi-Utilities — 0.3%
Dominion Resources, Inc., 7.50%, 6/30/66 (a)		4,400	3,938,000
Oil, Gas & Consumable Fuels — 1.4%
Enterprise Products Operating LLC, (a):
7.00%, 6/01/67		2,500	2,225,000
Series A, 8.38%, 8/01/66		9,325	9,161,812
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (a)		9,400	7,802,000
TransCanada Trust, 5.63%, 5/20/75 (a)		2,755	2,637,913

			21,826,725
Real Estate Investment Trusts (REITs) — 0.6%
Sovereign Real Estate Investment Trust, 12.00% (b)		7,000	8,890,000
Road & Rail — 0.4%
BNSF Funding Trust I, 6.61%, 12/15/55 (a)(d)		6,125	6,866,125
Total Capital Trusts — 21.4%			331,717,718

Preferred Stocks	Shares
Banks — 0.9%
Wells Fargo & Co., 5.85% (a)(e)		550,500	14,307,495
Capital Markets — 0.7%
Goldman Sachs Group, Inc., Series J, 5.50% (a)(e)		162,450	4,043,380
SCE Trust III, 5.75% (a)(e)		31,650	881,453

Preferred Stocks	Shares	Value
Capital Markets (continued)
State Street Corp., Series D, 5.90% (a)(e)	220,495	$5,869,577

		10,794,410
Consumer Finance — 0.0%
Ally Financial, Inc., Series A, 8.50% (a)(e)	10,220	262,654
Diversified Financial Services — 0.9%
Citigroup, Inc., Series K, 6.88% (a)(e)	488,320	13,448,333
Electric Utilities — 0.1%
Entergy Louisiana LLC, 5.25%	90,000	2,295,900
Machinery — 0.1%
Stanley Black & Decker, Inc., 6.25% (k)	11,107	1,333,506
Media — 0.4%
NBCUniversal Enterprise, Inc., 5.25% (b)(e)	5,600	5,964,000
Real Estate Investment Trusts (REITs) — 0.2%
Ventas Realty LP/Ventas Capital Corp., 5.45%	75,000	1,983,000
Vornado Realty Trust, Series K, 5.70% (e)	50,000	1,275,500

		3,258,500
Wireless Telecommunication Services — 1.2%
Centaur Funding Corp., 9.08% (b)	15,143	18,701,605
Total Preferred Stocks — 4.5%		70,366,403

Trust Preferreds — 0.5%
Diversified Financial Services — 0.5%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (a)	300,141	7,623,936
Total Preferred Securities — 26.4%		409,708,057
Total Long-Term Investments (Cost — $2,126,860,257) — 141.8%		2,196,985,811

Short-Term Securities — 0.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (l)(m)	610,104	610,104
Total Short-Term Securities (Cost — $610,104) — 0.0%		610,104
Options Purchased (Cost — $4,852,495) — 0.1%		1,256,386
Total Investments Before Options Written (Cost — $2,132,322,856) — 141.9%		2,198,852,301
Options Written (Premiums Received — $1,061,185) — (0.0)%		(21,225)
Total Investments, Net of Options Written (Cost — $2,131,261,671) — 141.9%		2,198,831,076
Liabilities in Excess of Other Assets — (41.9)%		(649,708,307)

Net Assets — 100.0%		$1,549,122,769

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	19

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	Security is perpetual in nature and has no stated maturity date.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Non-income producing security.

(h)	When-issued security.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(j)	Zero-coupon bond.

(k)	Convertible security.

(l)	During the year ended October 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2014	Net Activity	Shares Held at October 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,283,291	(3,673,187)	610,104	$7,660

(m)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

As of period end, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.32%	2/05/14	Open	$956,709	$962,127
UBS Securities LLC	0.33%	2/10/14	Open	6,197,000	6,232,674
Barclays Capital, Inc.	0.35%	2/28/14	Open	7,944,000	7,991,190
UBS Securities LLC	0.30%	5/08/14	Open	9,646,000	9,689,568
Barclays Capital, Inc.	0.35%	10/29/14	Open	4,668,000	4,712,029
UBS Securities LLC	(0.50)%	5/13/14	Open	2,016,000	2,000,992
UBS Securities LLC	0.32%	5/13/14	Open	8,649,000	8,690,208
UBS Securities LLC	0.32%	5/13/14	Open	2,182,000	2,192,396
UBS Securities LLC	0.32%	5/13/14	Open	7,149,000	7,183,061
UBS Securities LLC	0.34%	5/13/14	Open	1,256,000	1,262,358
UBS Securities LLC	0.34%	5/13/14	Open	10,604,000	10,657,680
UBS Securities LLC	0.34%	5/13/14	Open	683,000	686,458
UBS Securities LLC	0.34%	5/13/14	Open	5,229,000	5,255,470
UBS Securities LLC	0.35%	5/13/14	Open	10,880,000	10,936,697
UBS Securities LLC	0.35%	5/13/14	Open	6,046,000	6,077,506
UBS Securities LLC	0.35%	5/13/14	Open	1,115,000	1,120,810
UBS Securities LLC	0.35%	5/13/14	Open	6,061,000	6,092,585
UBS Securities LLC	0.35%	5/13/14	Open	5,546,000	5,574,901
UBS Securities LLC	0.35%	5/13/14	Open	3,255,000	3,271,962
UBS Securities LLC	0.35%	5/13/14	Open	23,285,000	23,406,341
UBS Securities LLC	0.35%	5/13/14	Open	11,160,000	11,218,156
Barclays Capital, Inc.	0.35%	5/14/14	Open	6,234,000	6,275,690
Barclays Capital, Inc.	0.35%	5/14/14	Open	1,213,000	1,223,455
Barclays Capital, Inc.	0.35%	5/14/14	Open	2,791,000	2,815,886
Barclays Capital, Inc.	0.35%	5/14/14	Open	11,233,000	11,331,492
Barclays Capital, Inc.	0.40%	7/01/14	Open	10,010,000	10,063,818
Barclays Capital, Inc.	0.40%	10/07/14	Open	13,545,000	13,603,695
Barclays Capital, Inc.	0.35%	10/29/14	Open	734,000	775,704
Barclays Capital, Inc.	0.35%	10/29/14	Open	9,152,000	9,194,479
Barclays Capital, Inc.	0.35%	10/29/14	Open	2,514,000	2,557,254
Barclays Capital, Inc.	0.35%	10/29/14	Open	4,956,000	5,000,804
Barclays Capital, Inc.	0.35%	10/29/14	Open	4,995,000	5,040,579
Barclays Capital, Inc.	0.35%	10/29/14	Open	5,182,000	5,228,354

See Notes to Financial Statements.

20	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

As of period end, reverse repurchase agreements outstanding were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.34%	5/13/14	Open	$4,668,000	$4,691,630
Credit Suisse Securities (USA) LLC	0.50%	12/19/14	Open	3,368,000	3,382,688
Credit Suisse Securities (USA) LLC	0.40%	12/19/14	Open	528,000	529,962
Credit Suisse Securities (USA) LLC	0.40%	12/19/14	Open	3,197,000	3,210,943
Credit Suisse Securities (USA) LLC	0.40%	12/19/14	Open	2,287,000	2,296,974
Credit Suisse Securities (USA) LLC	0.45%	12/19/14	Open	556,000	558,045
Credit Suisse Securities (USA) LLC	0.45%	4/27/15	Open	5,322,969	5,335,478
Credit Suisse Securities (USA) LLC	0.45%	12/19/14	Open	4,926,000	4,947,483
Credit Suisse Securities (USA) LLC	0.45%	12/19/14	Open	3,627,000	3,642,818
Credit Suisse Securities (USA) LLC	0.45%	12/19/14	Open	6,627,000	6,655,901
Credit Suisse Securities (USA) LLC	0.50%	12/19/14	Open	2,740,000	2,751,949
Credit Suisse Securities (USA) LLC	0.50%	12/19/14	Open	1,203,000	1,208,246
UBS Securities LLC	0.40%	12/19/14	Open	9,435,000	9,468,232
Deutsche Bank Securities, Inc.	0.17%	3/05/15	Open	3,570,225	3,574,747
HSBC Securities (USA), Inc.	0.38%	3/12/15	Open	8,240,466	8,260,820
BNP Paribas Securities Corp.	0.42%	4/06/15	Open	5,675,000	5,687,788
Credit Suisse Securities (USA) LLC	0.45%	4/07/15	Open	5,499,000	5,511,709
BNP Paribas Securities Corp.	0.42%	4/29/15	Open	3,345,000	3,352,259
BNP Paribas Securities Corp.	0.42%	4/30/15	Open	2,894,325	2,900,274
BNP Paribas Securities Corp.	0.42%	5/07/15	Open	3,443,000	3,449,980
BNP Paribas Securities Corp.	0.42%	5/14/15	Open	12,214,000	12,238,367
BNP Paribas Securities Corp.	0.42%	5/14/15	Open	3,125,000	3,131,234
Credit Suisse Securities (USA) LLC	0.40%	5/27/15	Open	3,484,500	3,492,147
HSBC Securities (USA), Inc.	0.40%	6/01/15	Open	11,850,000	11,870,145
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	9,261,000	9,275,347
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	4,656,000	4,663,213
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	5,665,000	5,673,776
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	2,955,000	2,959,578
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	4,202,000	4,208,727
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	7,177,000	7,189,458
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	5,313,000	5,321,505
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	14,483,000	14,506,185
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	7,799,000	7,811,485
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	5,230,000	5,238,372
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	4,799,000	4,806,682
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	10,541,000	10,557,874
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	3,234,000	3,239,177
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	4,786,000	4,793,662
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	2,027,000	2,030,245
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	4,825,000	4,832,724
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	9,401,000	9,417,804
RBC Capital Markets LLC	0.39%	6/10/15	Open	172,559,000	172,826,323
RBC Capital Markets LLC	0.39%	6/12/15	Open	2,706,875	2,711,039
RBC Capital Markets LLC	(1.00)%	6/16/15	Open	333,680	332,401
RBC Capital Markets LLC	0.39%	6/25/15	Open	3,413,250	3,418,020
RBC Capital Markets LLC	0.39%	6/25/15	Open	3,567,375	3,572,360
RBC Capital Markets LLC	0.39%	9/03/15	Open	4,363,968	4,366,757
BNP Paribas Securities Corp.	0.45%	9/11/15	Open	12,494,000	12,501,496
BNP Paribas Securities Corp.	0.45%	9/11/15	Open	11,165,000	11,171,699
BNP Paribas Securities Corp.	0.45%	9/11/15	Open	7,395,000	7,399,437
RBC Capital Markets LLC	0.39%	10/21/15	Open	4,160,375	4,160,871
RBC Capital Markets LLC	0.39%	10/23/15	Open	13,890,000	13,890,903
RBC Capital Markets LLC	0.39%	10/23/15	Open	3,940,000	3,940,256
RBC Capital Markets LLC	0.39%	10/23/15	Open	5,655,000	5,655,368
RBC Capital Markets LLC	0.39%	10/23/15	Open	3,779,000	3,779,246
RBC Capital Markets LLC	0.39%	10/23/15	Open	4,370,000	4,370,284
RBC Capital Markets LLC	0.39%	10/23/15	Open	3,285,000	3,285,214
Barclays Capital, Inc.	(1.25)%	10/29/15	Open	438,075	438,029
Deutsche Bank Securities, Inc.	(2.50)%	10/29/15	Open	894,413	894,226
Total				$683,676,205	$685,715,941

[1] Certain agreements have no started maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	21

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Derivative Financial Instruments Outstanding as of Period End

      Financial Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
102	2-Year U.S. Treasury Note	December 2015	USD	22,302,938	$(36,688)
2,286	5-Year U.S. Treasury Note	December 2015	USD	273,802,079	(728,387)
(542)	10-Year U.S. Treasury Note	December 2015	USD	69,206,625	(13,095)
(202)	Long U.S. Treasury Bond	December 2015	USD	31,600,375	404,250
617	Ultra Long U.S. Treasury Bond	December 2015	USD	98,565,750	(109,474)
(871)	90-Day Euro Future	December 2016	USD	215,550,725	(790,992)
(900)	90-Day Euro Future	March 2017	USD	222,412,500	(1,542,474)
Total					$(2,816,860)

      Exchange-Traded Options Purchased

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
90-Day Euro-Dollar	Put	USD	98.00	12/14/15	1,698	$10,612
90-Day Euro-Dollar	Put	USD	99.00	12/14/15	1,698	10,613
S&P 500 Index	Put	USD	1,980.00	1/15/16	250	717,500
Total						$738,725

      OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
30-Year Interest Swap	Deutsche Bank AG	Put	3.35%	Pay	3-month LIBOR	6/09/16	USD 63,150	$517,661

      Exchange-Traded Options Written

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Value
90-Day Euro-Dollar	Put	USD 98.50	12/14/15	3,396	$(21,225)

      Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.65%[1]	3-month LIBOR	N/A	11/30/19	USD	39,200	$(478,038)
1.36%[1]	3-month LIBOR	1/6/2016[2]	2/29/20	USD	50,180	141,774
1.37%[1]	3-month LIBOR	1/6/2016[2]	2/29/20	USD	49,620	111,378
1.32%[1]	3-month LIBOR	1/6/2016[2]	2/29/20	USD	24,690	109,131
1.35%[1]	3-month LIBOR	1/6/2016[2]	2/29/20	USD	24,890	80,361
2.21%[1]	3-month LIBOR	N/A	10/18/20	USD	65,000	(2,233,926)
2.79%[1]	3-month LIBOR	N/A	10/11/23	USD	68,000	(4,574,794)
2.79%[1]	3-month LIBOR	N/A	11/18/23	USD	10,600	(710,255)
3.03%[1]	3-month LIBOR	N/A	1/08/24	USD	10,900	(933,899)
2.38%[1]	3-month LIBOR	N/A	5/14/25	USD	12,500	(381,543)
3.03%[1]	3-month LIBOR	N/A	2/15/40	USD	8,769	(897,056)
3.05%[1]	3-month LIBOR	N/A	2/15/40	USD	8,769	(914,046)
3.05%[1]	3-month LIBOR	N/A	2/15/40	USD	8,769	(918,379)
3.06%[1]	3-month LIBOR	N/A	2/15/40	USD	4,769	(512,457)
Total						$(12,111,749)

[1] Trust pays the fixed rate and receives the floating rate.
[2] Forward swap.

See Notes to Financial Statements.

22	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

      OTC Credit Default Swaps — Buy Protection

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Southwest Airlines Co.	1.00%	Goldman Sachs Bank USA	12/20/16	USD	2,535	$(27,174)	$27,456	$(54,630)
Southwest Airlines Co.	1.00%	Goldman Sachs International	12/20/16	USD	1,465	(15,704)	15,867	(31,571)
Southwest Airlines Co.	1.00%	Royal Bank of Scotland PLC	12/20/16	USD	4,000	(42,964)	47,112	(90,076)
STMicro Electronics	1.00%	Barclays Bank PLC	6/20/17	EUR	1,500	(13,567)	21,083	(34,650)
Cigna Corp.	1.00%	Goldman Sachs Bank USA	9/20/17	USD	4,500	(78,066)	(4,070)	(73,996)
Cigna Corp.	1.00%	Goldman Sachs International	9/20/17	USD	2,800	(48,575)	(2,532)	(46,043)
General Dynamic Corp.	1.00%	Credit Suisse International	9/20/17	USD	5,585	(98,263)	(52,441)	(45,822)
Humana, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	USD	4,500	(76,327)	28,010	(104,337)
Humana, Inc.	1.00%	Goldman Sachs International	9/20/17	USD	2,800	(47,493)	17,428	(64,921)
Lockheed Martin Corp.	1.00%	Credit Suisse International	9/20/17	USD	5,585	(99,317)	(18,247)	(81,070)
Northrop Grumman Corp.	1.00%	Credit Suisse International	9/20/17	USD	4,715	(84,456)	(40,729)	(43,727)
Raytheon Co.	1.00%	Credit Suisse International	9/20/17	USD	4,715	(85,407)	(43,385)	(42,022)
Citigroup, Inc.	1.00%	Deutsche Bank AG	3/20/19	USD	16,700	(221,048)	(48,292)	(172,756)
YUM! Brands, Inc.	1.00%	Deutsche Bank AG	3/20/19	USD	20,000	235,915	(253,252)	489,167
MetLife, Inc.	1.00%	Citibank N.A.	12/20/20	USD	1,360	(10,938)	(1,318)	(9,620)
Prudential Financial, Inc.	1.00%	Goldman Sachs International	12/20/20	USD	1,181	(9,291)	(8,647)	(644)
Prudential Financial, Inc.	1.00%	Citibank N.A.	12/20/20	USD	1,879	(14,782)	(5,470)	(9,312)
Total						$(737,457)	$(321,427)	$(416,030)

      OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation
Anadarko Petroleum Corp.	1.00%	Credit Suisse International	6/20/17	BBB	USD	2,425	$18,665	$(39,736)	$58,401
Anadarko Petroleum Corp.	1.00%	Morgan Stanley Capital Services LLC	6/20/17	BBB	USD	10	77	(181)	258
Anadarko Petroleum Corp.	1.00%	UBS AG	6/20/17	BBB	USD	994	7,651	(17,717)	25,368
Anthem, Inc. (FKA WellPoint, Inc.)	1.00%	Goldman Sachs International	9/20/17	A	USD	2,800	42,797	(10,023)	52,820
Anthem, Inc. (FKA WellPoint, Inc.)	1.00%	Goldman Sachs Bank USA	9/20/17	A	USD	4,500	68,781	(16,108)	84,889
Comcast Corp.	1.00%	Credit Suisse International	9/20/17	A-	USD	12,200	211,562	19,865	191,697
United Health Group, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	A+	USD	4,500	75,914	(4,053)	79,967
United Health Group, Inc.	1.00%	Goldman Sachs International	9/20/17	A+	USD	2,800	47,235	(2,522)	49,757
MetLife, Inc.	1.00%	Deutsche Bank AG	3/20/18	A-	USD	3,025	45,872	(58,587)	104,459
Bank of America Corp.	1.00%	Deutsche Bank AG	3/20/19	A-	USD	16,700	260,427	86,105	174,322
Valero Energy Corp.	1.00%	Barclays Bank PLC	9/20/19	BBB	USD	40	387	146	241
Valero Energy Corp.	1.00%	Barclays Bank PLC	9/20/19	BBB	USD	3	28	11	17
Valero Energy Corp.	1.00%	Barclays Bank PLC	9/20/19	BBB	USD	110	1,071	364	707
Valero Energy Corp.	1.00%	Citibank N.A.	9/20/19	BBB	USD	24	233	159	74
Total							$780,700	$(42,277)	$822,977

[1] Using Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Transactions in Options Written for the Year Ended October 31, 2015
	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of year	—	—	—	3,396	406,600	$7,454,970
Options written	—	44,200	$901,516	1,230	44,200	2,405,492
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	(850)	—	(327,114)
Options closed	—	(44,200)	(901,516)	(380)	(450,800)	(8,472,163)

Outstanding options, end of year	—	—	—	3,396	—	$1,061,185

[1] Amount shown is in the currency in which the transaction was denominated.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	23

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Assets — Derivative Financial Instruments
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$404,250	—	$404,250
Options purchased	Investments at value — unaffiliated[2]	—	—	$717,500	—	538,886	—	1,256,386
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$1,575,750	—	—	—	—	1,575,750
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	442,644	—	442,644

Total		—	$1,575,750	$717,500	—	$1,385,780	—	$3,679,030

Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$3,221,110	—	$3,221,110
Options written	Options written at value	—	—	—	—	21,225	—	21,225
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$1,532,507	—	—	—	—	1,532,507
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	12,554,393	—	12,554,393

Total		—	$1,532,507	—	—	$15,796,728	—	$17,329,235

[1] Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2] Includes options purchased at value as reported in the Schedules of Investments.

For the year ended October 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(901,072)	—	$(901,072)
Options purchased[1]	—	—	$1,988,820	—	(5,067,151)	—	(3,078,331)
Options written	—	—	(1,180,312)	—	5,857,045	—	4,676,733
Swaps	—	$(492,839)	—	—	(3,665,540)	—	(4,158,379)

Total	—	$(492,839)	$808,508	—	$(3,776,718)	—	$(3,461,049)

[1] Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(3,241,507)	—	$(3,241,507)
Options purchased[1]	—	—	$(85,760)	—	1,299,762	—	1,214,002
Options written	—	—	—	—	(3,970,751)	—	(3,970,751)
Swaps	—	$799,554	—	—	(7,720,941)	—	(6,921,387)

Total	—	$799,554	$(85,760)	—	$(13,633,437)	—	$(12,919,643)

[1] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

24	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$334,314,350
Average notional value of contracts — short	$827,532,673
Options:
Average value of option contracts purchased	$504,769
Average value of option contracts written	$68,981
Average notional value of swaption contracts purchased	$179,800,000
Average notional value of swaption contracts written	$203,300,000
Credit default swaps:
Average notional value — buy protection	$84,010,394
Average notional value — sell protection	$50,843,791
Interest rate swaps:
Average notional value — pays fixed rate	$283,760,000
Average notional value — receives fixed rate	$11,800,000

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$715,208		$160,317
Options	1,256,386	[1]	21,225
Swaps — Centrally cleared	—		498,178
Swaps — OTC[2]	1,575,750		1,532,507

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,547,344		$2,212,227

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,453,933)		(679,720)

Total derivative assets and liabilities subject to an MNA	$2,093,411		$1,532,507

[1] Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.
[2] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Barclays Bank PLC	$22,569	$(22,569)	—	—	—
Citibank N.A.	233	(233)	—	—	—
Credit Suisse International	269,963	(269,963)	—	—	—
Deutsche Bank AG	1,371,714	(532,887)	—	$(838,827)	—
Goldman Sachs Bank USA	220,322	(220,322)	—	—	—
Goldman Sachs International	135,872	(135,872)	—	—	—
Morgan Stanley Capital Services LLC	258	(181)	—	—	$77
Royal Bank of Scotland PLC	47,112	(47,112)	—	—	—
UBS AG	25,368	(17,717)	—	—	7,651

	$2,093,411	$(1,246,856)	—	$(838,827)	$7,728

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	25

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Barclays Bank PLC	$34,650	$(22,569)	—	—	$12,081
Citibank N.A.	25,720	(233)	—	—	25,487
Credit Suisse International	407,179	(269,963)	—	—	137,216
Deutsche Bank AG	532,887	(532,887)	—	—	—
Goldman Sachs Bank USA	257,194	(220,322)	—	—	36,872
Goldman Sachs International	166,903	(135,872)	—	—	31,031
Morgan Stanley Capital Services LLC	181	(181)	—	—	—
Royal Bank of Scotland PLC	90,076	(47,112)	—	—	42,964
UBS AG	17,717	(17,717)	—	—	—

Total	$1,532,507	$(1,246,856)	—	—	$285,651

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[3] Net amount represents the net amount receivable from the counterparty in the event of default.
[4] Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$77,792,608	$11,525,615	$89,318,223
Corporate Bonds	—	1,660,174,945	5,079,000	1,665,253,945
Foreign Agency Obligations	—	10,793,097	—	10,793,097
Municipal Bonds	—	18,242,850	—	18,242,850
Preferred Securities	$53,324,734	356,383,323	—	409,708,057
U.S. Government Sponsored Agency Securities	—	3,669,639	—	3,669,639
Short-Term Securities	610,104	—	—	610,104
Options Purchased:
Interest Rate Contracts	21,225	517,661	—	538,886
Equity Contracts	717,500	—	—	717,500

Total	$54,673,563	$2,127,574,123	$16,604,615	$2,198,852,301

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,312,144	—	$1,312,144
Interest rate contracts	$404,250	442,644	—	846,894
Liabilities:
Credit contracts	—	(905,197)	—	(905,197)
Interest rate contracts	(3,242,335)	(12,554,393)	—	(15,796,728)

Total	$(2,838,085)	$(11,704,802)	—	$(14,542,887)

[1]    Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

26	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (concluded)	BlackRock Credit Allocation Income Trust (BTZ)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,697,637	—	—	$1,697,637
Cash pledged for centrally cleared swaps	9,035,930	—	—	9,035,930
Cash pledged as collateral for reverse repurchase agreements	2,704,000	—	—	2,704,000
Cash pledged for financial futures contracts	4,302,780	—	—	4,302,780
Foreign currency at value	8,883	—	—	8,883
Liabilities:
Cash received as collateral for OTC derivatives	—	$(1,000,000)	—	(1,000,000)
Reverse repurchase agreements	—	(685,715,941)	—	(685,715,941)

Total	$17,749,230	$(686,715,941)	—	$(668,966,711)

During the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Total
Assets:
Opening Balance, as of October 31, 2014	$5,930,350	$21,431,574	$27,361,924
Transfers into Level 3[1]	3,359,388	—	3,359,388
Transfers out of Level 3[2]	(2,392,425)	(4,477,824)	(6,870,249)
Accrued discounts/premiums	16,955	—	16,955
Net realized gain (loss)	(17,637)	(230,000)	(247,637)
Net change in unrealized appreciation (depreciation)[3,4]	66,834	(374,750)	(307,916)
Purchases	7,154,650	—	7,154,650
Sales	(2,592,500)	(11,270,000)	(13,862,500)
Closing Balance, as of October 31, 2015	$11,525,615	$5,079,000	$16,604,615

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2015[4]	$60,052	$56,500	$116,552

[1]    As of October 31, 2015, the Trust used observable inputs in determining the value of certain investments. As of October 31, 2015, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value of $3,359,388 were transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]    As of October 31, 2015, the Trust used significant unobservable inputs in determining the value of certain investments. As of October 31, 2015, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value of $6,870,249 were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3] Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[4]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	27

Schedule of Investments October 31, 2015	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Construction & Engineering — 0.1%
USI United Subcontractors		8,067	$242,024
Diversified Consumer Services — 0.2%
Houghton Mifflin Harcourt Co. (a)		32,847	643,473
Household Durables — 0.0%
Berkline Benchcraft Equity LLC (a)		6,155	—
Total Common Stocks — 0.3%			885,497

Asset-Backed Securities — 4.5%	Par (000)
ALM Loan Funding (b)(c):
Series 2012-5A, Class BR, 3.31%, 10/18/27	USD	560	549,528
Series 2013-7R2A, Class B, 2.89%, 4/24/24		350	346,356
Series 2013-7RA, Class C, 3.74%, 4/24/24		630	614,896
Series 2013-7RA, Class D, 5.29%, 4/24/24		550	532,375
ALM XIV Ltd., Series 2014-14A, Class C, 3.74%, 7/28/26 (b)(c)		713	658,852
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class B, 3.16%, 7/15/27 (b)(c)		880	868,120
AMMC CLO 15 Ltd., Series 2014-15A, Class D, 4.48%, 12/09/26 (b)(c)		250	246,875
Apidos CDO XI, Series 2012-11A, Class D, 4.57%, 1/17/23 (b)(c)		500	489,331
Atlas Senior Loan Fund Ltd., Series 2014-6A, Class D, 3.99%, 10/15/26 (b)(c)		525	486,356
Atrium CDO Corp., Series 9A, Class D, 3.83%, 2/28/24 (b)(c)		500	472,214
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class B, 3.23%, 7/18/27 (b)(c)		405	394,672
Carlyle Global Market Strategies CLO Ltd. (b)(c):
Series 2012-4A, Class D, 4.79%, 1/20/25		450	449,980
Series 2013-1A, Class C, 4.31%, 2/14/25		250	241,733
Series 2014-5A, Class C, 4.47%, 10/16/25		1,250	1,242,328
Cent CLO 22 Ltd., Series 2014-22A, Class C, 4.06%, 11/07/26 (b)(c)		750	715,575
CIFC Funding 2014-II Ltd., Series 2014-2A, Class A3L, 3.18%, 5/24/26 (b)(c)		275	268,274
Highbridge Loan Management Ltd., Series 2015-7A, Class C, 3.70%, 11/15/26 (b)(c)(d)		250	248,783
LCM XVIII LP, Series 18A, Class INC, 3.45%, 4/20/27 (b)		1,500	1,098,105
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.82%, 10/23/25 (b)(c)		250	235,531
North End CLO Ltd., Series 2013-1A, Class D, 3.82%, 7/17/25 (b)(c)		500	474,950
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class D, 3.50%, 10/25/25 (b)(c)		750	669,471
OZLM Funding Ltd. (b)(c):
Series 2012-1A, Class BR, 3.32%, 7/22/27		275	274,093
Series 2012-2A, Class C, 4.65%, 10/30/23		500	495,059
OZLM VIII Ltd., Series 2014-8A, Class B, 3.29%, 10/17/26 (b)(c)		280	271,120
Sound Point CLO IV Ltd., Series 2013-3A, Class A, 1.66%, 1/21/26 (b)(c)		390	384,208
Symphony CLO Ltd., Series 2012-9A, Class D, 4.57%, 4/16/22 (b)(c)		775	764,227
Treman Park CLO LLC, Series 2015-1A, Class D, 4.13%, 4/20/27 (b)(c)		700	661,500
Venture XXI CLO Ltd., Series 2015-21A, Class A, 1.77%, 7/15/27 (b)(c)		400	397,440
Voya CLO Ltd., Series 2014-4A, Class SUB, 4.28%, 10/14/26 (b)		1,000	627,440
Total Asset-Backed Securities — 4.5%			15,179,392

Corporate Bonds	Par (000)		Value
Airlines — 0.6%
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (c)	USD	592	$606,946
US Airways Pass-Through Trust, Series 2012-2, Class C, 5.45%, 6/03/18		1,585	1,604,812

			2,211,758
Auto Components — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 3.50%, 3/15/17		410	414,797
Capital Markets — 0.5%
Blackstone CQP Holdco LP, 9.30%, 3/19/19		579	584,504
E*Trade Financial Corp., 0.00%, 8/31/19 (c)(e)(f)		439	1,204,915

			1,789,419
Commercial Services & Supplies — 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 3.07%, 12/01/17 (b)		179	179,986
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (c)		130	129,889

			309,875
Communications Equipment — 0.1%
Avaya, Inc., 7.00%, 4/01/19 (c)		232	188,500
Containers & Packaging — 0.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 3.34%, 12/15/19 (b)(c)		920	906,200
Diversified Telecommunication Services — 0.3%
Level 3 Financing, Inc.:
3.91%, 1/15/18 (b)		607	611,552
6.13%, 1/15/21		337	355,114

			966,666
Health Care Equipment & Supplies — 0.1%
DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (c)		190	188,575
Health Care Providers & Services — 0.4%
Care UK Health & Social Care PLC, 5.58%, 7/15/19 (b)	GBP	327	464,027
Tenet Healthcare Corp., 3.84%, 6/15/20 (b)(c)	USD	840	833,700

			1,297,727
Household Durables — 0.0%
Berkline/Benchcraft LLC, 4.50%, 5/03/16 (a)(g)		400	—
Media — 0.5%
Altice Financing SA, 6.63%, 2/15/23 (c)		335	335,837
Altice US Finance I Corp., 5.38%, 7/15/23 (c)		745	753,940
Numericable Group SA, 6.00%, 5/15/22 (c)		512	513,280

			1,603,057
Oil, Gas & Consumable Fuels — 0.4%
California Resources Corp., 5.50%, 9/15/21		875	601,563
CONSOL Energy, Inc., 5.88%, 4/15/22		380	240,350
MEG Energy Corp., 7.00%, 3/31/24 (c)		525	454,125

			1,296,038
Pharmaceuticals — 0.1%
Valeant Pharmaceuticals International, Inc., 5.38%, 3/15/20 (c)		560	487,200
Wireless Telecommunication Services — 0.2%
Sprint Communications, Inc., 7.00%, 3/01/20 (c)		730	766,500
Total Corporate Bonds — 3.7%			12,426,312

See Notes to Financial Statements.

28	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

Floating Rate Loan Interests (b)	Par (000)		Value
Aerospace & Defense — 2.4%
BE Aerospace, Inc., 2014 Term Loan B, 4.00%, 12/16/21	USD	1,689	$1,696,461
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/20		916	912,571
TASC, Inc., 2nd Lien Term Loan, 12.00%, 5/30/21		725	739,500
Transdigm, Inc.:
2015 Term Loan E, 3.50%, 5/14/22		506	494,974
Term Loan C, 3.75%, 2/28/20		340	335,182
Term Loan D, 3.75%, 6/04/21		518	510,661
TransUnion LLC, Term Loan B2, 3.50%, 4/09/21		3,324	3,275,513

			7,964,862
Air Freight & Logistics — 0.6%
CEVA Group PLC, Synthetic LC, 6.50%, 3/19/21		423	370,353
CEVA Intercompany BV, Dutch Term Loan, 6.50%, 3/19/21		439	384,696
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		69	60,255
CEVA Logistics US Holdings, Inc., Term Loan, 6.50%, 3/19/21		606	530,615
XPO Logistics, Inc., Term Loan, 5.50%, 10/15/22		820	811,800

			2,157,719
Airlines — 0.4%
Northwest Airlines, Inc.:
2.39%, 3/10/17		237	234,630
1.77%, 9/10/18		435	421,465
US Airways Group, Inc., Term Loan B1, 3.50%, 5/23/19		686	682,570

			1,338,665
Auto Components — 2.8%
Autoparts Holdings Ltd.:
1st Lien Term Loan, 7.00%, 7/29/17		1,506	1,229,632
2nd Lien Term Loan, 11.00%, 1/29/18		546	280,278
Dayco Products LLC, Term Loan B, 5.25%, 12/12/19		688	682,921
FPC Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/19/19		889	841,592
Gates Global, Inc., Term Loan B, 4.25%, 7/05/21		5,296	4,962,012
Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 3.75%, 4/30/19		936	937,696
GPX International Tire Corp., Term Loan (a)(g):
12.25%, 3/30/2012		274	—
PIK, 13.00%, 3/30/2012		4	—
INA Beteiligungsgesellschaft mbH, Term Loan B, 4.25%, 5/15/20		558	559,007

			9,493,138
Automobiles — 0.4%
Chrysler Group LLC, Term Loan B:
2018, 3.25%, 12/31/18		497	495,560
3.50%, 5/24/17		854	853,055

			1,348,615
Banks — 0.3%
Redtop Acquisitions Ltd.:
1st Lien Term Loan, 4.50%, 12/03/20		865	865,681
2nd Lien Term Loan, 8.25%, 6/03/21		182	180,323

			1,046,004
Biotechnology — 0.2%
AMAG Pharmaceuticals, Inc., 2015 1st Lien Term Loan, 4.75%, 8/13/21		520	509,600
Building Materials — 0.1%
USAGM HoldCo LLC:
2015 2nd Lien Delayed Draw Term Loan, 9.50%, 7/28/23		24	23,489
2015 2nd Lien Term Loan, 9.50%, 7/28/23		371	360,155

			383,644

Floating Rate Loan Interests (b)	Par (000)		Value
Building Products — 3.6%
Continental Building Products LLC, 1st Lien Term Loan, 4.00%, 8/28/20	USD	778	$774,698
CPG International, Inc., Term Loan, 4.75%, 9/30/20		3,238	3,197,032
GYP Holdings III Corp., 1st Lien Term Loan, 4.75%, 4/01/21		746	722,647
Hanson Building Products Ltd., 1st Lien Term Loan, 6.50%, 2/18/22		266	261,780
Jeld-Wen, Inc., Term Loan B, 5.25%, 10/15/21		1,861	1,860,937
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		611	601,161
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, 9/28/20		1,046	1,043,583
Universal Services of America LP:
2015 Delayed Draw Term Loan, 4.75%, 7/28/22		99	95,599
2015 Term Loan, 4.75%, 7/28/22		1,403	1,355,770
Wilsonart LLC:
Incremental Term Loan B2, 4.00%, 10/31/19		506	501,879
Term Loan B, 4.00%, 10/31/19		1,512	1,499,960

			11,915,046
Capital Markets — 1.0%
Affinion Group, Inc., Term Loan B, 6.75%, 4/30/18		795	762,105
American Capital Holdings, Inc., 2017 Term Loan, 3.50%, 8/22/17		481	478,931
RPI Finance Trust, Term Loan B4, 3.50%, 11/09/20		2,027	2,020,204

			3,261,240
Chemicals — 3.5%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, 4.50%, 10/03/19		585	584,715
Allnex USA, Inc., Term Loan B2, 4.50%, 10/03/19		304	303,381
Axalta Coating Systems US Holdings, Inc., Term Loan, 3.75%, 2/01/20		1,315	1,312,948
CeramTec Acquisition Corp., Term Loan B2, 4.25%, 8/30/20		70	70,308
Charter NEX US Holdings, Inc., Term Loan B, 5.25%, 2/07/22		692	694,403
Chemours Co., Term Loan B, 3.75%, 5/12/22		516	471,650
Chemtura Corp., Term Loan B, 3.50%, 8/27/16		69	68,229
Chromaflo Technologies Corp., 2nd Lien Term Loan, 8.25%, 6/02/20		295	279,133
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		736	620,459
INEOS US Finance LLC, 6 Year Term Loan, 3.75%, 5/04/18		428	422,312
Klockner-Pentaplast of America, Inc., Term Loan, 5.00%, 4/28/20		444	444,323
MacDermid, Inc.:
1st Lien Term Loan, 4.50%, 6/07/20		1,030	996,966
Term Loan B2, 4.75%, 6/07/20		89	85,574
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		77	72,430
OXEA Finance LLC:
2nd Lien Term Loan, 8.25%, 7/15/20		845	766,136
Term Loan B2, 4.25%, 1/15/20		1,401	1,340,677
Royal Holdings, Inc.:
2015 1st Lien Term Loan, 4.50%, 6/19/22		693	686,115
2015 2nd Lien Term Loan, 8.50%, 6/19/23		285	283,812
Solenis International LP:
1st Lien Term Loan, 4.25%, 7/31/21		936	918,242
2nd Lien Term Loan, 7.75%, 7/31/22		1,055	983,788
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		315	306,989

			11,712,590
Commercial Services & Supplies — 6.7%
ADMI Corp., 2015 Term Loan B, 5.50%, 4/30/22		727	729,269
ADS Waste Holdings, Inc., Term Loan, 3.75%, 10/09/19		1,791	1,767,724

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	29

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

Floating Rate Loan Interests (b)	Par (000)		Value
Commercial Services & Supplies (continued)
ARAMARK Corp.:
Term Loan E, 3.25%, 9/07/19	USD	1,501	$1,498,998
Term Loan F, 3.25%, 2/24/21		525	523,252
Asurion LLC, Term Loan B4, 5.00%, 8/04/22		788	743,699
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		2,284	2,108,982
Catalent Pharma Solutions, Inc., Term Loan B, 4.25%, 5/20/21		2,025	2,020,072
Connolly Corp.:
1st Lien Term Loan, 4.50%, 5/14/21		1,837	1,829,165
2nd Lien Term Loan, 8.00%, 5/14/22		900	892,125
Creative Artists Agency LLC, Term Loan B, 5.50%, 12/17/21		635	635,397
Dealer Tire LLC, Term Loan B, 5.50%, 12/22/21		546	549,287
KAR Auction Services, Inc., Term Loan B2, 3.50%, 3/11/21		816	815,815
Koosharem LLC, Exit Term Loan, 7.50%, 5/15/20		1,432	1,401,501
Livingston International, Inc., 1st Lien Term Loan, 5.00%, 4/18/19		802	745,441
PSSI Holdings LLC, Term Loan B, 5.00%, 12/02/21		997	995,797
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		2,940	2,902,445
US Ecology, Inc., Term Loan, 3.75%, 6/17/21		424	422,993
Waste Industries USA, Inc., Term Loan B, 4.25%, 2/27/20		559	559,607
West Corp., Term Loan B10, 3.25%, 6/30/18		1,405	1,391,730

			22,533,299
Communications Equipment — 2.2%
Applied Systems, Inc.:
1st Lien Term Loan, 4.25%, 1/25/21		867	859,284
2nd Lien Term Loan, 7.50%, 1/24/22		230	221,087
Avaya, Inc., Term Loan B7, 6.25%, 5/29/20		1,189	910,525
CommScope, Inc., Term Loan B5, 3.75%, 12/29/22		560	558,953
Riverbed Technology, Inc., Term Loan B, 6.00%, 4/24/22		368	368,150
Telesat Canada, Term Loan A, 3.89%, 3/24/17	CAD	2,271	1,734,408
Zayo Group LLC, Term Loan B, 3.75%, 5/06/21	USD	2,708	2,703,619

			7,356,026
Construction & Engineering — 0.1%
AECOM Technology Corp., Term Loan B, 3.75%, 10/15/21		376	376,778
Construction Materials — 1.1%
Filtration Group Corp., 1st Lien Term Loan, 4.25%, 11/21/20		858	856,619
HD Supply, Inc., 2015 Term Loan B, 3.75%, 8/13/21		2,025	2,017,406
Headwaters, Inc., Term Loan B, 4.50%, 3/24/22		449	449,654
McJunkin Red Man Corp., Term Loan, 4.75%, 11/08/19		266	258,662

			3,582,341
Containers & Packaging — 1.2%
Ardagh Holdings USA, Inc., Incremental Term Loan, 4.00%, 12/17/19		812	810,250
Berry Plastics Holding Corp.:
Term Loan E, 3.75%, 1/06/21		763	761,597
Term Loan F, 4.00%, 10/01/22		2,021	2,023,846
BWAY Holding Co., Inc., Term Loan B, 5.50%, 8/14/20		504	505,139

			4,100,832
Distributors — 0.7%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		1,252	1,243,407
American Tire Distributors Holdings, Inc., 2015 Term Loan, 5.25%, 9/01/21		945	948,010

			2,191,417

Floating Rate Loan Interests (b)	Par (000)		Value
Diversified Consumer Services — 2.9%
Allied Security Holdings LLC:
1st Lien Term Loan, 4.25%, 2/12/21	USD	1,740	$1,696,639
2nd Lien Term Loan, 8.00%, 8/13/21		864	812,273
Bright Horizons Family Solutions, Inc.:
Incremental Term Loan B1, 4.25%, 1/30/20		318	317,997
Term Loan B, 3.75%, 1/30/20		1,713	1,715,113
CT Technologies Intermediate Holdings, Inc., 1st Lien Term Loan, 5.25%, 12/01/21		736	731,777
Iglo Foods Midco Ltd., Term Loan C1, 3.50%, 7/05/20	EUR	606	655,983
ROC Finance LLC, Term Loan, 5.00%, 6/20/19	USD	647	608,600
ServiceMaster Co., 2014 Term Loan B, 4.25%, 7/01/21		3,242	3,239,497

			9,777,879
Diversified Financial Services — 3.7%
AlixPartners, LLP, 2015 Term Loan B, 4.50%, 7/28/22		1,180	1,178,773
AssuredPartners Capital, Inc., 2015 1st Lien Term Loan, 5.75%, 10/21/22		1,055	1,054,346
Diamond US Holding LLC, Term Loan B, 4.75%, 12/17/21		596	595,500
Jefferies Finance LLC, Term Loan, 4.50%, 5/14/20		1,696	1,691,511
Onex Wizard US Acquisition, Inc., Term Loan, 4.25%, 3/13/22		1,264	1,263,195
Reynolds Group Holdings, Inc., Dollar Term Loan, 4.50%, 12/01/18		3,899	3,905,197
SAM Finance Luxembourg Sarl, Term Loan, 4.25%, 12/17/20		1,106	1,107,882
SIG Euro Holdings AG & Co. KG, 2013 Term Loan, 4.50%, 12/02/18	EUR	878	965,154
TransFirst, Inc., 2014 2nd Lien Term Loan, 9.00%, 11/12/22	USD	521	520,414

			12,281,972
Diversified Telecommunication Services — 3.2%
Altice Financing SA, Term Loan:
5.25%, 2/04/22		24	23,793
Delayed Draw, 5.50%, 7/02/19		1,854	1,853,397
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		1,426	1,420,541
Integra Telecom, Inc.:
2015 1st Lien Term Loan, 5.25%, 8/14/20		1,388	1,373,135
2nd Lien Term Loan, 9.75%, 2/21/20		459	452,374
Level 3 Financing, Inc.:
2013 Term Loan B, 4.00%, 1/15/20		4,685	4,693,199
2019 Term Loan, 4.00%, 8/01/19		902	904,165

			10,720,604
Electrical Equipment — 1.1%
Southwire Co., Term Loan, 3.00%, 2/10/21		606	598,203
Texas Competitive Electric Holdings Co. LLC:
DIP Term Loan, 3.75%, 11/07/16		2,753	2,749,653
Extended Term Loan, 4.68%, 10/10/17 (a)(g)		1,050	354,564

			3,702,420
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC, Term Loan, 3.25%, 4/29/20		995	991,154
CPI Acquisition, Inc., Term Loan B, 6.75%, 8/17/22		497	494,553

			1,485,707
Energy Equipment & Services — 1.6%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		2,526	2,505,686
Exgen Texas Power LLC, Term Loan B, 5.75%, 9/16/21		208	166,683
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		2,931	2,750,914

			5,423,283

See Notes to Financial Statements.

30	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

Floating Rate Loan Interests (b)	Par (000)			Value
Food & Staples Retailing — 1.3%
Hostess Brands, LLC, 2nd Lien Term Loan, 8.50%, 8/03/23	USD	210		$209,213
New Albertson’s, Inc., Term Loan, 4.75%, 6/27/21		891		884,879
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		540		540,448
Supervalu, Inc., Refinancing Term Loan B, 4.50%, 3/21/19		1,069		1,066,732
US Foods, Inc., Refinancing Term Loan, 4.50%, 3/31/19		1,687		1,685,841

				4,387,113
Food Products — 2.7%
CTI Foods Holding Co. LLC, 1st Lien Term Loan, 4.50%, 6/29/20		510		496,860
Diamond Foods, Inc., Term Loan, 4.25%, 8/20/18		1,764		1,760,268
Dole Food Co., Inc., Term Loan B, 4.50%, 11/01/18		1,522		1,520,746
New HB Acquisition LLC, 1st Lien Term Loan, 4.50%, 8/03/22		1,340		1,341,246
Pabst Brewing Co., Inc., Term Loan, 5.75%, 10/21/21		1,082		1,083,732
Performance Food Group Co., 2nd Lien Term Loan, 6.25%, 11/14/19		698		696,887
Pinnacle Foods Finance LLC, Term Loan G, 3.00%, 4/29/20		995		993,029
Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21		—	(h)	373
Reddy Ice Corp.:
1st Lien Term Loan, 6.75%, 5/01/19		980		809,951
2nd Lien Term Loan, 10.75%, 11/01/19		725		435,000

				9,138,092
Health Care Equipment & Supplies — 4.4%
Alere, Inc., 2015 Term Loan B, 4.25%, 6/18/22		1,408		1,408,050
Auris Luxembourg III Sarl, Term Loan B4, 4.25%, 1/15/22		643		642,770
Capsugel Holdings US, Inc., Term Loan B, 3.50%, 8/01/18		1,154		1,149,392
DJO Finance LLC, 2015 Term Loan, 4.25%, 6/08/20		2,030		2,011,928
Iasis Healthcare LLC, Term Loan B2, 4.50%, 5/03/18		1,657		1,658,943
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		1,690		1,653,641
Leonardo Acquisition Corp., Term Loan, 4.25%, 1/31/21		1,401		1,388,022
Mallinckrodt International Finance SA, Term Loan B, 3.25%, 3/19/21		679		643,353
Millennium Health LLC, Term Loan B, 5.25%, 4/16/21		919		323,999
National Vision, Inc., 1st Lien Term Loan, 4.00%, 3/12/21		1,925		1,850,883
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21		1,679		1,652,484
Sage Products Holdings III LLC, Refinancing Term Loan B2, 4.25%, 12/13/19		485		484,551

				14,868,016
Health Care Providers & Services — 7.4%
Acadia Healthcare Co., Inc., Term Loan B, 4.25%, 2/11/22		292		291,795
Air Medical Group Holdings, Inc., Term Loan B, 4.50%, 4/28/22		593		582,143
Amsurg Corp., 1st Lien Term Loan B, 3.50%, 7/16/21		1,780		1,766,180
CHG Healthcare Services Inc., Term Loan, 4.25%, 11/19/19		1,531		1,522,245
Community Health Systems, Inc.:
Term Loan F, 3.58%, 12/31/18		981		975,576
Term Loan G, 3.75%, 12/31/19		1,679		1,670,495
Term Loan H, 4.00%, 1/27/21		1,342		1,337,604

Floating Rate Loan Interests (b)	Par (000)		Value
Health Care Providers & Services (continued)
Curo Health Services LLC, 2015 1st Lien Term Loan, 6.50%, 2/07/22	USD	945	$942,887
DaVita HealthCare Partners, Inc., Term Loan B, 3.50%, 6/24/21		5,861	5,873,648
Envision Healthcare Corp., Term Loan, 4.00%, 5/25/18		901	897,603
Genesis HealthCare Corp., Term Loan B, 10.00%, 12/04/17		468	474,221
HC Group Holdings III, Inc., Term Loan B, 6.00%, 4/07/22		449	449,417
HCA, Inc., Term Loan B5, 2.94%, 3/31/17		849	848,311
MPH Acquisition Holdings LLC, Term Loan, 3.75%, 3/31/21		1,103	1,087,601
National Mentor Holdings, Inc., Term Loan B, 4.25%, 1/31/21		650	637,815
Sterigenics-Nordion Holdings, LLC, 2015 Term Loan B, 4.25%, 5/15/22		1,885	1,863,794
Surgery Center Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/03/20		1,195	1,187,731
Surgical Care Affiliates, Inc., Term Loan B, 4.25%, 3/17/22		1,416	1,411,591
U.S. Renal Care, Inc., 2013 Term Loan, 4.25%, 7/03/19		1,001	999,265

			24,819,922
Health Care Technology — 1.0%
Emdeon Business Services LLC, Term Loan B3, 3.75%, 11/02/18		198	195,773
IMS Health, Inc., Term Loan, 3.50%, 3/17/21		1,980	1,972,782
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		1,120	1,112,380

			3,280,935
Hotels, Restaurants & Leisure — 9.5%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		795	775,221
2nd Lien Term Loan, 8.00%, 8/01/22		862	865,546
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		1,288	1,288,515
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/15/20		1,740	1,626,737
Burger King Newco Unlimited Liability Co., 2015 Term Loan B, 3.75%, 12/12/21		2,897	2,901,725
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20		3,644	3,442,855
CCM Merger, Inc., Term Loan B, 4.50%, 8/08/21		916	913,032
Diamond Resorts Corp., Term Loan, 5.50%, 5/09/21		1,088	1,085,306
Eldorado Resorts LLC, Term Loan B, 4.25%, 7/13/22		549	547,939
ESH Hospitality, Inc., Term Loan, 5.00%, 6/24/19		580	585,800
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		1,579	1,581,792
Intrawest ULC, Term Loan, 4.75%, 12/09/20		771	771,903
La Quinta Intermediate Holdings LLC, Term Loan B, 3.75%, 4/14/21		3,464	3,429,244
Las Vegas Sands LLC, Term Loan B, 3.25%, 12/19/20		1,717	1,692,599
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		2,138	2,133,304
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		444	443,008
RHP Hotel Properties LP, Term Loan B, 3.50%, 1/15/21		780	780,453
Sabre, Inc.:
Incremental Term Loan, 4.00%, 2/19/19		304	303,420
Term Loan B, 4.00%, 2/19/19		1,402	1,401,067
Scientific Games International, Inc., 2014 Term Loan B1, 6.00%, 10/18/20		2,024	1,975,252
Station Casinos LLC, Term Loan B, 4.25%, 3/02/20		3,207	3,207,341
Travelport Finance (Luxembourg) Sarl, 2014 Term Loan B, 5.75%, 9/02/21		283	279,971

			32,032,030

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	31

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

Floating Rate Loan Interests (b)	Par (000)		Value
Household Durables — 0.3%
Jarden Corp., 2015 Term Loan B2, 2.94%, 7/30/22	USD	965	$964,141
Household Products — 0.9%
Bass Pro Group LLC, 2015 Term Loan, 4.00%, 6/05/20		1,419	1,400,802
Spectrum Brands, Inc., Term Loan, 3.75%, 6/23/22		1,705	1,710,117

			3,110,919
Independent Power and Renewable Electricity Producers — 2.3%
Aria Energy Operating LLC, Term Loan, 5.00%, 5/27/22		893	857,052
Calpine Corp., Term Loan B5, 3.50%, 5/27/22		868	857,749
Energy Future Intermediate Holding Co. LLC, DIP Term Loan, 4.25%, 6/19/16		3,237	3,235,344
Granite Acquisition, Inc.:
Term Loan B, 5.00%, 12/19/21		1,888	1,840,718
Term Loan C, 5.00%, 12/19/21		84	81,604
Terra-Gen Finance Co. LLC, Term Loan B, 5.25%, 12/09/21		934	896,948

			7,769,415
Industrial Conglomerates — 0.2%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		768	626,089
Insurance — 1.1%
AmWINS Group LLC, 2014 2nd Lien Term Loan, 9.50%, 9/04/20		349	349,996
Asurion LLC, Term Loan B1, 5.00%, 5/24/19		227	216,051
Cooper Gay Swett & Crawford of Delaware Holding Corp., 1st Lien Term Loan, 5.00%, 4/16/20		971	874,276
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, 3.75%, 3/01/21		1,157	1,135,674
2nd Lien Term Loan, 6.75%, 2/28/22		1,230	1,146,212

			3,722,209
Internet Software & Services — 1.6%
Go Daddy Operating Co. LLC, Term Loan B, 4.25%, 5/13/21		1,555	1,558,127
Interactive Data Corp., 2014 Term Loan, 4.75%, 5/02/21		3,402	3,400,212
W3 Co., 2nd Lien Term Loan, 9.25%, 9/11/20		419	284,886

			5,243,225
IT Services — 4.6%
Blue Coat Holdings Inc., 2015 Term Loan, 4.50%, 5/20/22		1,295	1,284,744
Epicor Software Corp., 1st Lien Term Loan, 4.75%, 6/01/22		1,940	1,927,041
First Data Corp.:
2018 Extended Term Loan, 3.70%, 3/24/18		7,645	7,582,022
2018 Term Loan, 3.70%, 9/24/18		730	724,525
First Data Corporation, Extended 2021 Term Loan, 4.20%, 3/24/21		340	339,771
SunGard Data Systems, Inc.:
Term Loan C, 3.94%, 2/28/17		925	923,844
Term Loan E, 4.00%, 3/08/20		170	169,767
TransFirst, Inc., Incremental Term Loan B, 4.75%, 11/12/21		1,329	1,328,303
Vantiv LLC, 2014 Term Loan B, 3.75%, 6/13/21		1,043	1,044,167

			15,324,184
Leisure Products — 0.3%
Bauer Performance Sports Ltd., Term Loan B, 4.50%, 4/15/21		977	966,919
Machinery — 2.1%
Allison Transmission, Inc., Term Loan B3, 3.50%, 8/23/19		731	731,505
Faenza Acquisition GmbH:
Term Loan B1, 4.25%, 8/30/20		684	683,947
Term Loan B3, 4.25%, 8/30/20		207	207,003

Floating Rate Loan Interests (b)	Par (000)		Value
Machinery (continued)
Infiltrator Systems, Inc., 2015 Term Loan, 5.25%, 5/27/22	USD	927	$924,959
Mueller Water Products, Inc., Term Loan B, 4.00%, 11/25/21		496	497,282
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		1,482	1,463,253
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		2,133	1,948,546
Wabash National Corp., 2015 Term Loan B, 4.25%, 3/16/22		694	696,324

			7,152,819
Manufactured Goods — 0.1%
KP Germany Erste GmbH, 1st Lien Term Loan, 5.00%, 4/28/20		190	189,881
Media — 12.1%
Cengage Learning Acquisitions, Inc.:
1st Lien Term Loan, 7.00%, 3/31/20		2,574	2,555,272
Term Loan, 0.00%, 7/03/16 (a)(g)		1,296	—
Charter Communications Operating LLC:
Term Loan H, 3.25%, 8/24/21		650	648,375
Term Loan I, 3.50%, 1/24/23		3,970	3,964,402
Clear Channel Communications, Inc., Term Loan D, 6.94%, 1/30/19		3,597	3,006,781
Hemisphere Media Holdings LLC, Term Loan B, 5.00%, 7/30/20		1,019	981,113
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, 4.00%, 5/31/21		1,695	1,669,895
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		1,207	1,168,570
Liberty Cablevision of Puerto Rico LLC, 1st Lien Term Loan, 4.50%, 1/07/22		735	714,053
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.50%, 8/16/20		299	298,652
MCC Iowa LLC:
Term Loan I, 2.66%, 6/30/17		662	647,843
Term Loan J, 3.75%, 6/30/21		321	317,192
Media General, Inc., Term Loan B, 4.00%, 7/31/20		683	681,643
Mediacom Communications Corp., Term Loan F, 2.66%, 3/31/18		502	492,931
Neptune Finco Corp., 2015 Term Loan B, 5.00%, 10/09/22		2,475	2,482,079
Numericable U.S. LLC:
Term Loan B1, 4.50%, 5/21/20		1,347	1,328,278
Term Loan B2, 4.50%, 5/21/20		1,165	1,149,142
Term Loan B6, 4.75%, 1/31/23		1,430	1,413,098
SBA Senior Finance II LLC:
Incremental Term Loan B, 3.25%, 6/10/22		903	892,130
Term Loan B1, 3.25%, 3/24/21		1,807	1,792,722
Sinclair Television Group, Inc., Term Loan B, 3.00%, 4/09/20		122	119,775
Tribune Media Company, Term Loan, 3.75%, 12/27/20		2,240	2,232,683
TWCC Holding Corp., Extended Term Loan, 5.75%, 2/11/20		995	995,090
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		3,322	3,298,288
Virgin Media Investment Holdings Ltd.:
Term Loan E, 4.25%, 6/30/23	GBP	1,105	1,678,988
Term Loan F, 3.50%, 6/30/23	USD	2,405	2,390,845
WideOpenWest Finance LLC, 2015 Term Loan B, 4.50%, 4/01/19		843	827,640
Ziggo Financing Partnership:
Term Loan B1, 3.50%, 1/15/22		1,108	1,090,267
Term Loan B2A, 3.50%, 1/15/22		719	707,284
Term Loan B3, 3.50%, 1/15/22		1,182	1,163,228

			40,708,259

See Notes to Financial Statements.

32	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

Floating Rate Loan Interests (b)	Par (000)		Value
Metals & Mining — 0.5%
Ameriforge Group, Inc., 2nd Lien Term Loan, 8.75%, 12/19/20	USD	265	$147,518
Novelis, Inc., 2015 Term Loan B, 4.00%, 6/02/22		1,626	1,594,096

			1,741,614
Multiline Retail — 2.1%
BJ’s Wholesale Club, Inc.:
1st Lien Term Loan, 4.50%, 9/26/19		2,233	2,210,954
2nd Lien Term Loan, 8.50%, 3/26/20		375	364,286
Dollar Tree, Inc., Term Loan B1, 3.50%, 7/06/22		1,465	1,466,863
Hudson’s Bay Co., 2015 Term Loan B, 4.75%, 9/30/22		1,405	1,406,321
Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20		1,621	1,582,061

			7,030,485
Oil, Gas & Consumable Fuels — 3.3%
CITGO Holding Inc., 2015 Term Loan B, 9.50%, 5/12/18		1,065	1,043,884
Drillships Financing Holding, Inc., Term Loan B1, 6.00%, 3/31/21		752	431,123
EP Energy LLC/Everest Acquisition Finance, Inc., Term Loan B3, 3.50%, 5/24/18		1,170	1,040,329
Green Energy Partners/Stonewall LLC, Term Loan B1, 6.50%, 11/13/21		545	525,925
Obsidian Natural Gas Trust, Term Loan, 7.00%, 5/02/16		32	31,702
Offshore Group Investment Ltd., Term Loan B, 5.75%, 3/28/19		66	18,598
Panda Patriot LLC, Term Loan B1, 6.75%, 12/19/20		865	817,425
Power Buyer LLC:
1st Lien Term Loan, 4.25%, 5/06/20		309	301,905
2nd Lien Term Loan, 8.25%, 11/06/20		285	270,750
Samchully Midstream 3 LLC, Term Loan B, 5.75%, 10/20/21		1,092	1,058,998
Seventy Seven Operating LLC, Term Loan B, 3.75%, 6/25/21		161	132,726
Southcross Energy Partners LP, 1st Lien Term Loan, 5.25%, 8/04/21		1,210	1,072,638
Southcross Holdings Borrower LP, Term Loan B, 6.00%, 8/04/21		573	424,791
Stonewall Gas Gathering LLC, Term Loan B, 8.75%, 1/28/22		842	831,254
TPF II Power LLC, Term Loan B, 5.50%, 10/02/21		971	967,700
Veresen Midstream Limited Partnership, Term Loan B1, 5.25%, 3/31/22		1,020	1,015,622
WTG Holdings III Corp., 1st Lien Term Loan, 4.75%, 1/15/21		1,032	1,026,467

			11,011,837
Personal Products — 0.3%
Prestige Brands, Inc., Term Loan B3, 3.50%, 9/03/21		1,160	1,159,612
Pharmaceuticals — 6.1%
Akorn, Inc., Term Loan B, 5.50%, 4/16/21		1,351	1,337,837
Amneal Pharmaceuticals LLC, Term Loan, 4.50%, 11/01/19		1,028	1,015,964
CCC Information Services, Inc., Term Loan, 4.00%, 12/20/19		506	499,222
Endo Luxembourg Finance Co. I Sarl, 2015 Term Loan B, 3.75%, 9/26/22		2,565	2,518,112
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.19%, 2/27/21		2,593	2,586,486
Horizon Pharma Holdings USA, Inc., Term Loan B, 4.50%, 5/07/21		588	541,039
Jaguar Holding Company II, 2015 Term Loan B, 4.25%, 8/18/22		2,909	2,864,179

Floating Rate Loan Interests (b)	Par (000)		Value
Pharmaceuticals (continued)
JLL/Delta Dutch Newco BV, 2014 Incremental Term Loan, 4.25%, 3/11/21	USD	2,133	$2,088,066
Valeant Pharmaceuticals International, Inc.:
Series C2 Term Loan B, 3.75%, 12/11/19		975	909,637
Series D2 Term Loan B, 3.50%, 2/13/19		943	877,344
Series E Term Loan B, 3.75%, 8/05/20		1,158	1,074,081
Term Loan B F1, 4.00%, 4/01/22		4,553	4,226,432

			20,538,399
Professional Services — 2.7%
Acosta Holdco, Inc., 2015 Term Loan, 4.25%, 9/26/21		1,172	1,142,386
Advantage Sales & Marketing, Inc.:
2014 1st Lien Term Loan, 4.25%, 7/23/21		1,302	1,272,147
2014 2nd Lien Term Loan, 7.50%, 7/25/22		465	427,512
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		1,753	1,733,086
ON Assignment, Inc., 2015 Term Loan, 3.75%, 6/05/22		1,145	1,145,382
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		1,073	1,024,250
Sterling Infosystems, Inc., 1st Lien Term Loan B, 4.50%, 6/20/22		1,362	1,353,649
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/06/19		1,019	997,815

			9,096,227
Real Estate Management & Development — 1.8%
CityCenter Holdings LLC, Term Loan B, 4.25%, 10/16/20		1,396	1,396,419
DTZ US Borrower LLC, 2015 1st Lien Term Loan, 5.50%, 11/04/21		1,546	1,529,705
Realogy Corp.:
Extended Letter of Credit, 2.22%, 10/10/16		109	107,506
Term Loan B, 3.75%, 3/05/20		2,855	2,852,705

			5,886,335
Road & Rail — 0.8%
Hertz Corp., Term Loan B2, 3.00%, 3/11/18		879	869,578
Road Infrastructure Investment LLC:
1st Lien Term Loan, 4.25%, 3/31/21		1,226	1,198,732
2nd Lien Term Loan, 7.75%, 9/30/21		600	558,000

			2,626,310
Semiconductors & Semiconductor Equipment — 1.9%
Avago Technologies Cayman Ltd., Term Loan B, 3.75%, 5/06/21		2,850	2,849,478
Freescale Semiconductor, Inc.:
Term Loan B4, 4.25%, 2/28/20		2,150	2,147,556
Term Loan B5, 5.00%, 1/15/21		426	426,108
NXP BV, Term Loan D, 3.25%, 1/11/20		853	840,169

			6,263,311
Software — 4.0%
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.25%, 10/22/20		400	396,000
Term Loan B, 4.25%, 11/01/19		1,000	994,205
Infor US, Inc., Term Loan B5, 3.75%, 6/03/20		2,073	2,015,466
Informatica Corp., Term Loan, 4.50%, 8/05/22		2,135	2,104,559
IQOR US, Inc., Term Loan B, 6.00%, 4/01/21		537	424,968
Kronos, Inc.:
2nd Lien Term Loan, 9.75%, 4/30/20		1,088	1,099,284
Initial Incremental Term Loan, 4.50%, 10/30/19		896	893,518
Mitchell International, Inc.:
1st Lien Term Loan, 4.50%, 10/12/20		1,323	1,321,223
2nd Lien Term Loan, 8.50%, 10/11/21		1,000	993,540
Sophia L.P., 2015 Term Loan B, 4.75%, 9/30/22		530	528,839

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	33

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

Floating Rate Loan Interests (b)	Par (000)		Value
Software (continued)
SS&C Technologies, Inc.:
2015 Term Loan B1, 4.00%, 7/08/22	USD	2,125	$2,129,829
2015 Term Loan B2, 4.00%, 7/08/22		329	329,544
Tibco Software, Inc., Term Loan B, 6.50%, 12/04/20		84	79,509

			13,310,484
Specialty Retail — 3.4%
Equinox Holdings, Inc., Repriced Term Loan B, 5.00%, 1/31/20		796	796,620
General Nutrition Centers, Inc., Term Loan, 3.25%, 3/04/19		305	292,739
Leslie’s Poolmart, Inc., Term Loan, 4.25%, 10/16/19		1,212	1,191,937
Michaels Stores, Inc.:
Incremental 2014 Term Loan B2, 4.00%, 1/28/20		1,763	1,765,631
Term Loan B, 3.75%, 1/28/20		890	888,820
Party City Holdings Inc., 2015 Term Loan B, 4.25%, 8/19/22		1,915	1,914,042
Petco Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17		1,809	1,804,057
PetSmart, Inc., Term Loan B, 4.25%, 3/11/22		2,224	2,222,624
Things Remembered, Inc., Term Loan B, 8.25%, 5/24/18		890	645,605

			11,522,075
Technology Hardware, Storage & Peripherals — 0.7%
Dell International LLC, Term Loan B2, 4.00%, 4/29/20		863	863,016
Dell, Inc., Term Loan C, 3.75%, 10/29/18		872	871,124
Linxens France SA, Term Loan, 5.00%, 10/14/22		480	473,602

			2,207,742
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		1,387	1,243,851
Thrifts & Mortgage Finance — 0.3%
IG Investment Holdings LLC, Term Loan B, 6.00%, 10/29/21		1,172	1,168,933
Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc., Term Loan B, 4.00%, 10/01/22		385	384,519
Transportation — 0.2%
Gruden Acquisition, Inc., 1st Lien Term Loan, 5.75%, 8/18/22		780	760,500
Transportation Infrastructure — 0.2%
Penn Products Terminals LLC, Term Loan B, 4.75%, 4/13/22		691	693,010
Wireless Telecommunication Services — 2.3%
Communications Sales & Leasing, Inc., Term Loan B, 5.00%, 10/24/22		594	559,386
Crown Castle Operating Co., Term Loan B2, 3.00%, 1/31/21		1,199	1,198,147
LTS Buyer LLC, 1st Lien Term Loan, 4.00%, 4/13/20		2,531	2,489,799
New Lightsquared LLC, PIK Exit Term Loan, 9.75%, 6/15/20		3,500	3,403,750

			7,651,082
Total Floating Rate Loan Interests — 123.2%			413,264,175

Non-Agency Mortgage-Backed Securities — 0.2%
Collateralized Mortgage Obligations — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.45%, 11/05/30 (b)(c)		813	818,589

Investment Companies		Shares	Value
Capital Market — 0.0%
Eaton Vance Floating-Rate Income Trust		34	$448
Eaton Vance Senior Income Trust		8,925	53,996
Total Investment Companies — 0.0%			54,444

Other Interests (i)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow	USD	500	4,375
Construction Materials — 0.1%
USI Senior Holdings		8	169,417
Total Other Interests — 0.1%			173,792

Warrants		Shares
Chemicals — 0.0%
British Vita Holdings Co. (Non-Expiring)		166	—
Software — 0.0%
Bankruptcy Management Solutions, Inc.:
Expires 07/01/18		181	—
Expires 07/01/19		195	—
Expires 07/02/20		292	—
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)		1,501	8,643

			8,643
Total Warrants — 0.0%			8,643
Total Long-Term Investments (Cost — $452,508,965) — 132.0%			442,810,844

Short-Term Securities — 0.3%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (j)(k)		1,094,113	1,094,113
Total Short-Term Securities (Cost — $1,094,113) — 0.3%			1,094,113
Options Purchased (Cost — $25,422) — 0.0%			—
Total Investments (Cost — $453,628,500) — 132.3%			443,904,957
Liabilities in Excess of Other Assets — (32.3)%			(108,461,183)

Net Assets — 100.0%			$335,443,774

See Notes to Financial Statements.

34	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	When-issued security.

(e)	Zero-coupon bond.

(f)	Convertible security.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Amount is less than $500.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(j)	During the year ended October 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2014	Net Activity	Shares Held at October 31, 2015	Income
BlackRock Liquidity Funds,TempFund, Institutional Class	2,630,534	(1,536,421)	1,094,113	$420

(k)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

      Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	800,000	USD	907,528	Morgan Stanley & Co. International PLC	11/04/15	$(27,797)
EUR	188,000	USD	207,318	State Street Bank and Trust Co.	11/04/15	(581)
GBP	36,000	USD	55,755	Goldman Sachs International	11/04/15	(258)
USD	1,407,168	CAD	1,838,000	HSBC Bank PLC	11/04/15	1,560
USD	2,249,947	EUR	1,980,000	Barclays Bank PLC	11/04/15	72,614
USD	47,847	GBP	31,000	Goldman Sachs International	11/04/15	58
USD	1,721,795	GBP	1,131,000	Morgan Stanley & Co. International PLC	11/04/15	(21,743)
USD	1,391,501	CAD	1,834,000	UBS AG	12/03/15	(10,794)
USD	1,090,729	EUR	987,000	Barclays Bank PLC	12/03/15	4,969
USD	1,728,553	GBP	1,126,000	Morgan Stanley & Co. International PLC	12/03/15	(6,972)
Total						$11,056

      OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Marsico Parent Superholdco LLC	Call	Goldman Sachs & Co.	12/14/19	USD	942.86	26	—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$79,201	—	—	$79,201
Options purchased	Investments at value — unaffiliated[1]	—	—	—	—	—	—	—
Total		—	—	—	$79,201	—	—	$79,201

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	35

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$68,145	—	—	$68,145

[1] Includes options purchased at value as reported in the Schedule of Investments.

For the year ended October 31, 2015, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	—	—	—	$2,014,193	—	—	$2,014,193
Swaps	—	$(43,669)	—	—	—	—	(43,669)

Total	—	$(43,669)	—	$2,014,193	—	—	$1,970,524

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(180,035)	—	—	$(180,034)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$8,848,362
Average amounts sold — in USD	$467,482
Credit default swaps:
Average notional value — sell protection	$445,500

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$79,201	$68,145

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$79,201	$68,145

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$79,201	$68,145

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$77,583	—	—	—	$77,583
Goldman Sachs International	58	$(58)	—	—	—
HSBC Bank PLC	1,560	—	—	—	1,560

Total	$79,201	$(58)	—	—	$79,143

See Notes to Financial Statements.

36	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Goldman Sachs International	$258	$(58)	—	—	$200
Morgan Stanley & Co. International PLC	56,512	—	—	—	56,512
State Street Bank and Trust Co.	581	—	—	—	581
UBS AG	10,794	—	—	—	10,794

Total	$68,145	$(58)	—	—	$68,087

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.
[3] Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$10,870,732	$4,308,660	$15,179,392
Common Stocks	$643,473	—	242,024	885,497
Corporate Bonds	—	11,841,808	584,504	12,426,312
Floating Rate Loan Interests	—	392,903,603	20,360,572	413,264,175
Investment Companies	54,444	—	—	54,444
Non-Agency Mortgage-Backed Securities	—	818,589	—	818,589
Other Interests	—	—	173,792	173,792
Warrants	—	—	8,643	8,643
Short-Term Securites	1,094,113	—	—	1,094,113

Total	$1,792,030	$416,434,732	$25,678,195	$443,904,957

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$79,201	—	$79,201
Liabilities:
Foreign currency exchange contracts	—	(68,145)	—	(68,145)

Total	—	$11,056	—	$11,056

[1] Derivative financial instruments are forward foreign currency exchange contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$948,823	—	—	$948,823
Foreign currency at value	5,141	—	—	5,141
Liabilities:
Bank borrowings payable	—	$(104,000,000)	—	(104,000,000)

Total	$953,964	$(104,000,000)	—	$(103,046,036)

During the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	37

Schedule of Investments (concluded)	BlackRock Floating Rate Income Trust (BGT)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening balance, as of October 31, 2014	$715,650	$153,282	$560,826	$37,080,633	$4,375	$1,214	$38,515,980
Transfers into Level 3[1]	466,391	—	—	4,310,780	—	8,274	4,785,445
Transfers out of Level 3[2]	—	—	—	(12,797,161)	—	—	(12,797,161)
Accrued discounts/premiums	4,147	—	(634)	55,509	—	—	59,022
Net realized gain (loss)	—	—	300	(1,977,792)	—	(4,686)	(1,982,178)
Net change in unrealized appreciation (depreciation)[3,4]	(42,138)	88,742	868	795,709	169,417	7,206	1,019,804
Purchases	3,164,610	—	53,444	9,470,989	—	—	12,689,043
Sales	—	—	(30,300)	(16,578,095)	—	(3,365)	(16,611,760)
Closing Balance, as of October 31, 2015	$4,308,660	$242,024	$584,504	$20,360,572	$173,792	$8,643	$25,678,195

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2015[4]	$(42,138)	$88,742	$868	$(1,067,486)	$169,417	$369	$(850,228)

[1]    As of October 31, 2015, the Trust used observable inputs in determining the value of certain investments. As of October 31, 2015, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $4,785,445 were transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]    As October 31, 2015, the Trust used significant unobservable inputs in determining the value of certain investments. As of October 31, 2015, the Trust used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $12,797,161 were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3] Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[4]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

38	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments October 31, 2015	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities — 35.0%
ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class A2D, 0.50%, 2/25/36 (a)	USD	6,775	$6,033,665
Adirondack Park CLO Ltd., Series 2013-1A, Class E, 4.97%, 4/15/24 (a)(b)		2,000	1,713,791
ALM Loan Funding, Series 2013-7RA, Class D, 5.29%, 4/24/24 (a)(b)		1,000	967,955
ALM VI Ltd., Series 2012-6A (a)(b)(c):
Class B2R, 3.09%, 7/15/26		1,300	1,274,130
Class CR, 4.04%, 7/15/26		1,000	969,500
ALM XIV Ltd., Series 2014-14A, Class C, 3.74%, 7/28/26 (a)(b)(c)		3,610	3,338,183
American Homes 4 Rent, Series 2014-SFR2, Class E, 6.23%, 10/17/36 (b)		2,000	2,078,542
AMMC CDO, Series 2015-16A, Class C, 3.42%, 4/14/27 (a)(b)		1,250	1,226,826
AMMC CLO XII Ltd., Series 2013-12A, Class D1, 4.06%, 5/10/25 (a)(b)(c)		1,000	958,138
Anchorage Capital CLO 3 Ltd., Series 2014-3A, Class B, 3.32%, 4/28/26 (a)(b)		1,000	972,012
Anchorage Capital CLO 6 Ltd., Series 2015-6A (a)(b):
Class C, 3.17%, 4/15/27		700	669,480
Class D, 3.72%, 4/15/27		1,000	885,800
Apidos CDO, Series 2012-9AR, Class CR, 3.22%, 7/15/23 (a)(b)(c)		1,250	1,238,250
Apidos CLO XII, Series 2013-12A, Class D, 3.37%, 4/15/25 (a)(b)(c)		1,000	913,143
Atrium X, Series 10A (a)(b):
Class D, 3.82%, 7/16/25 (c)		1,000	925,355
Class E, 4.82%, 7/16/25		2,000	1,697,887
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.82%, 7/15/24 (a)(b)(c)		1,750	1,599,222
Benefit Street Partners CLO VI Ltd., Series 2015-VIA (a)(b)(c):
Class B, 3.37%, 4/18/27		1,000	985,000
Class C, 4.02%, 4/18/27		1,000	945,000
Betony CLO Ltd., Series 2015-1A, Class D, 3.92%, 4/15/27 (a)(b)		1,000	936,250
C-BASS Trust, Series 2006-CB7, Class A4, 0.36%, 10/25/36 (a)		9,348	6,638,894
Carlyle Global Market Strategies CLO Ltd. (a)(b)(c):
Series 2012-1AR, Class DR, 4.07%, 4/20/22		1,000	987,500
Series 2012-4A, Class D, 4.79%, 1/20/25		2,350	2,349,893
Series 2013-2A, Class D, 4.07%, 4/18/25		1,250	1,190,449
Carrington Mortgage Loan Trust, Series 2006-FRE2 (a):
Class A2, 0.32%, 10/25/36		6,640	3,838,173
Class A5, 0.28%, 10/25/36		7,041	4,050,069
CIFC Funding Ltd. (a)(b):
Series 2012-1AR, Class B1R, 4.46%, 8/14/24 (c)		2,000	1,962,600
Series 2014-3A, Class D, 3.72%, 7/22/26		480	436,666
Countrywide Asset-Backed Certificates, Series 2006-BC5, Class 2A3, 0.37%, 3/25/37 (a)		4,081	4,155,647
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (b)		3,699	3,739,563

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (continued)
Fieldstone Mortgage Investment Trust, Series 2006-3, Class 2A3, 0.36%, 11/25/36 (a)	USD	12,412	$6,831,379
Flatiron CLO Ltd., Series 2012-1A, Class C, 4.80%, 10/25/24 (a)(b)(c)		1,375	1,371,480
Fremont Home Loan Trust, Class 2A3 (a):
Series 2006-A, 0.36%, 5/25/36		26,717	15,365,365
Series 2006-D, 0.35%, 11/25/36		24,592	11,011,976
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, 3.62%, 4/25/25 (a)(b)		1,250	1,168,471
GSAMP Trust (a):
Series 2006-FM2, Class A2C, 0.35%, 9/25/36		12,408	5,827,045
Series 2007-FM2, Class A2B, 0.29%, 1/25/37		8,934	5,343,686
Highbridge Loan Management 4-2014 Ltd., Series 4A-2014, Class B, 3.29%, 7/28/25 (a)(b)(c)		2,500	2,406,818
Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-E, Class 2A3, 0.37%, 4/25/37 (a)		14,998	9,939,234
Jamestown CLO I Ltd., Series 2012-1A, Class C, 4.30%, 11/05/24 (a)(b)(c)		2,550	2,448,487
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M2, 7.17%, 4/15/40 (a)		6,374	4,340,891
Long Beach Mortgage Loan Trust 2006-1, Series 2006-1, Class 1A, 0.42%, 2/25/36 (a)		6,891	5,582,803
Madison Park Funding IX Ltd., Series 2012-9AR, Class C1R, 3.17%, 8/15/22 (a)(b)(c)		1,000	997,714
Madison Park Funding Ltd. (a):
Series 2012-10A, Class D, 4.57%, 1/20/25 (b)(c)		1,000	990,178
Series 2012-8X, Class E, 5.65%, 4/22/22		3,000	2,928,804
Madison Park Funding XV Ltd., Series 2014-15A, Class B1, 3.55%, 1/27/26 (a)(b)(c)		1,600	1,599,967
Madison Park Funding XVI Ltd., Series 2015-16A (a)(b)(c):
Class B, 3.30%, 4/20/26		1,000	987,800
Class C, 4.00%, 4/20/26		1,000	967,500
Mastr Asset-Backed Securities Trust (a):
Series 2006-HE2, Class A3, 0.35%, 6/25/36		12,443	6,616,692
Series 2006-WMC2, Class A5, 0.45%, 4/25/36		9,325	3,981,727
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A3, 0.35%, 11/25/36 (a)		15,534	7,356,932
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.32%, 1/15/24 (a)(b)(c)		1,000	970,749
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.67%, 7/17/25 (a)(b)(c)		2,250	2,031,414
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, 3.93%, 11/14/26 (a)(b)		1,000	911,075
OHA Credit Partners VII Ltd., Series 2012-7A, Class D, 4.33%, 11/20/23 (a)(b)(c)		3,000	2,938,523

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	39

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Asset-Backed Securities		Par (000)		Value
Asset-Backed Securities (continued)
OneMain Financial Issuance Trust (b):
Series 2015-1A, Class D, 6.63%, 3/18/26	USD	5,075		$5,209,640
Series 2015-2A, Class C, 4.32%, 7/18/25		5,000		4,994,900
Series 2015-2A, Class D, 5.64%, 7/18/25		2,500		2,481,775
OZLM Funding IV Ltd., Series 2013-4A, Class C, 3.52%, 7/22/25 (a)(b)(c)		1,250		1,144,490
OZLM Funding Ltd., Series 2012-2A, Class C, 4.65%, 10/30/23 (a)(b)(c)		2,000		1,980,236
Race Point CLO Ltd., Series 2011-5AR, Class ER, 6.34%, 12/15/22 (a)(b)		1,500		1,513,020
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF2, 7.00%, 9/25/37 (d)		4,717		2,828,034
Santander Drive Auto Receivables Trust (b)(j)
Series 2014-S1, 0.00%, 8/16/18		3		8,140,800
Series 2014-S2, 0.00%, 11/16/18		3		6,296,400
Series 2014-S3, 0.00%, 2/19/19		3		8,522,400
Series 2014-S4, 0.00%, 4/16/19		3		11,829,600
Saxon Asset Securities Trust, Series 2007-3, Class 2A3, 0.60%, 9/25/47 (a)		5,000		3,515,729
Scholar Funding Trust, Series 2013-A, Class R, 0.00% (b)(e)		—	(f)	4,056,591
SMB Private Education Loan Trust, Series 2015-C, Class C, 4.50%, 9/17/46 (b)		4,100		3,706,982
Symphony CLO Ltd., Series 2012-10AR, Class CR, 3.17%, 7/23/23 (a)(b)(c)		1,500		1,507,008
Symphony CLO XV Ltd., Series 2014-15A, Class D, 4.07%, 10/17/26 (a)(b)		3,500		3,377,500
TICP CLO I Ltd., Series 2015-1A, Class C, 3.28%, 7/20/27 (a)(b)		1,000		977,479
Treman Park CLO LLC, Series 2015-1A, Class D, 4.13%, 4/20/27 (a)(b)		1,500		1,417,500
Tyron Park CLO Ltd., Series 2013-1A (a)(b):
Class C, 3.82%, 7/15/25 (c)		1,250		1,172,013
Class D, 4.72%, 7/15/25		1,000		842,756
Venture XX CLO Ltd., Series 2015-20A (a)(b):
Class C, 3.43%, 4/15/27 (c)		1,000		980,900
Class D, 4.13%, 4/15/27		520		487,344
Venture XXI CLO Ltd., Series 2015-21A, Class D, 3.88%, 7/15/27 (a)(b)		480		442,368
Voya CLO Ltd., Series 2012-2AR, Class CR, 3.27%, 10/15/22 (a)(b)(c)		1,350		1,335,285
WaMu Asset-Backed Certificates Trust, Series 2007-HE3, Class 2A3, 0.44%, 5/25/47 (a)		11,451		7,236,996
Westvue Mortgage Loan Trust, Series 2015-1A, Class A, 4.50%, 9/25/20 (b)		4,000		3,957,160
Total Asset-Backed Securities — 35.0%				254,549,199

Corporate Bonds
Aerospace & Defense — 0.4%
Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (b)		690		598,576
TransDigm, Inc., 6.00%, 7/15/22		2,150		2,171,500

				2,770,076

Corporate Bonds		Par (000)	Value
Airlines — 5.2%
Air Canada Pass-Through Trust, Series 2013-1 (b)(c):
Class B, 5.38%, 11/15/22	USD	3,008	$3,083,395
Class C, 6.63%, 5/15/18		761	777,970
American Airlines Pass-Through Trust (c):
Series 2013-1, Class C, 6.13%, 7/15/18 (b)		1,500	1,550,625
Series 2013-2, Class A, 4.95%, 7/15/24		2,170	2,324,048
Series 2013-2, Class B, 5.60%, 1/15/22 (b)		2,585	2,655,790
Series 2013-2, Class C, 6.00%, 1/15/17 (b)		2,763	2,832,412
Continental Airlines Pass-Through Trust (c):
Series 2003-ERJ1, 7.88%, 1/02/20		5,515	5,740,606
Series 2007-1, Class B, 6.90%, 10/19/23		2,794	2,891,854
Series 2012-1, Class B, 6.25%, 10/11/21		429	450,771
Series 2012-3, Class C, 6.13%, 4/29/18		678	698,611
Delta Air Lines Pass-Through Trust, Class B (c):
Series 2007-1, 8.02%, 2/10/24		2,102	2,364,674
Series 2012-1, 6.88%, 5/07/19 (b)		3,674	3,949,515
United Airlines Pass-Through Trust, Series 2014-2, Class B, 4.63%, 3/03/24 (c)		2,750	2,743,125
US Airways Pass-Through Trust, Class B:
Series 2011-1, 9.75%, 4/22/20		2,224	2,485,483
Series 2013-1, 5.38%, 5/15/23 (c)		2,997	3,064,850

			37,613,729
Auto Components — 1.0%
Dana Holding Corp., 6.75%, 2/15/21 (c)		1,257	1,307,280
Icahn Enterprises LP/Icahn Enterprises Finance Corp. (c):
3.50%, 3/15/17		170	171,989
4.88%, 3/15/19		2,898	2,964,074
6.00%, 8/01/20		434	452,988
5.88%, 2/01/22		1,334	1,374,020
Schaeffler Finance BV, 4.75%, 5/15/21 (b)(c)		1,045	1,063,287

			7,333,638
Automobiles — 0.3%
General Motors Co., 6.25%, 10/02/43 (c)		2,194	2,422,608
Banks — 2.6%
CIT Group, Inc., 5.25%, 3/15/18 (c)		9,558	10,023,953
Fifth Third Bancorp, 5.10% (a)(c)(g)		5,000	4,593,750
Rizal Commercial Banking Corp., 4.25%, 1/22/20		100	103,986
Sberbank of Russia Via SB Capital SA, 5.25%, 5/23/23 (b)		5,000	4,406,250

			19,127,939
Beverages — 0.1%
Ball Corp., 5.25%, 7/01/25 (c)		670	680,888
Building Products — 0.3%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (b)(c)		375	385,313
Building Materials Corp. of America, 6.00%, 10/15/25 (b)(c)		922	979,625
Cemex SAB de CV, 5.88%, 3/25/19 (b)(c)		200	202,200
USG Corp., 9.75%, 1/15/18 (c)		572	642,070

			2,209,208

See Notes to Financial Statements.

40	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Corporate Bonds		Par (000)	Value
Capital Markets — 0.4%
AE-Rotor Holding BV, 4.97%, 3/28/18	USD	1,600	$1,646,066
American Capital Ltd., 6.50%, 9/15/18 (b)(c)		700	722,750
E*Trade Financial Corp., 5.38%, 11/15/22 (c)		430	459,755

			2,828,571
Chemicals — 0.0%
Huntsman International LLC, 4.88%, 11/15/20		100	94,065
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (c)		246	257,685

			351,750
Commercial Services & Supplies — 1.6%
ARAMARK Corp., 5.75%, 3/15/20 (c)		672	701,400
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)(c)		5,000	5,662,500
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (b)(c)		207	187,335
Iron Mountain, Inc., 6.00%, 10/01/20 (b)(c)		490	519,400
United Rentals North America, Inc. (c):
8.25%, 2/01/21		1,942	2,043,955
7.63%, 4/15/22		2,440	2,647,668

			11,762,258
Communications Equipment — 0.8%
Alcatel-Lucent USA, Inc., 8.88%, 1/01/20 (b)(c)		942	1,018,537
Avaya, Inc., 7.00%, 4/01/19 (b)		385	312,813
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (b)		610	619,150
Nokia OYJ, 6.63%, 5/15/39		245	256,351
Zayo Group LLC/Zayo Capital, Inc., 10.13%, 7/01/20 (c)		3,257	3,550,130

			5,756,981
Construction & Engineering — 0.1%
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (b)(c)		183	184,601
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)(c)		290	297,975

			482,576
Construction Materials — 1.1%
American Tire Distributors, Inc., 10.25%, 3/01/22 (b)		760	767,600
Beacon Roofing Supply, Inc., 6.38%, 10/01/23 (b)		93	97,883
HD Supply, Inc., 7.50%, 7/15/20 (c)		6,388	6,803,220

			7,668,703
Consumer Finance — 1.6%
Ally Financial, Inc., 8.00%, 11/01/31 (c)		9,315	11,294,437
Navient Corp.:
5.50%, 1/25/23		30	27,038
6.13%, 3/25/24		30	27,075
5.88%, 10/25/24		45	40,162

			11,388,712
Diversified Consumer Services — 0.2%
APX Group, Inc., 6.38%, 12/01/19 (c)		289	281,053
Laureate Education, Inc., 10.00%, 9/01/19 (b)(c)		395	314,025
Service Corp. International, 5.38%, 5/15/24 (c)		860	916,975

			1,512,053

Corporate Bonds		Par (000)	Value
Diversified Financial Services — 1.8%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust, 4.63%, 10/30/20	USD	472	$489,110
Aircastle Ltd., 6.25%, 12/01/19 (c)		2,624	2,866,720
DPL, Inc., 6.50%, 10/15/16 (c)		112	114,520
General Motors Financial Co., Inc., 4.25%, 5/15/23 (c)		326	331,350
Intesa Sanpaolo SpA, 5.02%, 6/26/24 (b)(c)		2,290	2,293,691
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)(c)		845	828,100
Reynolds Group Issuer, Inc. (c):
9.88%, 8/15/19		979	1,030,398
5.75%, 10/15/20		4,941	5,138,640

			13,092,529
Diversified Telecommunication Services — 2.1%
AT&T, Inc., 4.75%, 5/15/46 (c)		2,545	2,336,709
CenturyLink, Inc., Series V, 5.63%, 4/01/20 (c)		834	834,951
Frontier Communications Corp.:
6.88%, 1/15/25		120	103,692
11.00%, 9/15/25 (b)(c)		898	941,212
Level 3 Financing, Inc. (b):
5.38%, 1/15/24 (h)		294	297,675
5.38%, 5/01/25		1,980	1,984,950
Verizon Communications, Inc., 6.55%, 9/15/43		6,500	7,780,682
Windstream Corp. (c):
7.75%, 10/15/20		450	405,000
6.38%, 8/01/23		555	439,837

			15,124,708
Electric Utilities — 0.2%
Star Energy Geothermal Wayang Windu Ltd., 6.13%, 3/27/20		1,700	1,653,250
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC/CDW Finance Corp., 5.00%, 9/01/23 (c)		920	954,500
Energy Equipment & Services — 0.4%
MEG Energy Corp., 6.50%, 3/15/21 (b)(c)		3,586	3,146,715
Peabody Energy Corp., 6.00%, 11/15/18 (c)		506	88,550

			3,235,265
Food & Staples Retailing — 0.4%
Family Tree Escrow LLC, 5.75%, 3/01/23 (b)(c)		2,350	2,476,312
Rite Aid Corp. (c):
6.75%, 6/15/21		329	353,264
6.13%, 4/01/23 (b)		177	190,718

			3,020,294
Food Products — 0.1%
Barry Callebaut Services NV, 5.50%, 6/15/23 (b)		363	385,535
Smithfield Foods, Inc., 5.88%, 8/01/21 (b)(c)		307	322,350
WhiteWave Foods Co., 5.38%, 10/01/22		161	172,673

			880,558
Health Care Equipment & Supplies — 0.2%
DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (b)		1,280	1,270,400
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.63%, 10/15/23 (b)		351	331,256

			1,601,656
Health Care Providers & Services — 3.3%
Acadia Healthcare Co., Inc., 5.63%, 2/15/23 (b)		218	218,273

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	41

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
Alere, Inc., 7.25%, 7/01/18	USD	730	$761,025
Amsurg Corp., 5.63%, 7/15/22 (c)		1,350	1,326,375
CHS/Community Health Systems, Inc., 6.88%, 2/01/22 (c)		1,018	1,025,635
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24 (c)		2,500	2,537,500
HCA, Inc. (c):
6.50%, 2/15/20		7,143	7,991,231
5.88%, 3/15/22		124	136,400
4.75%, 5/01/23		161	165,025
HealthSouth Corp.:
5.75%, 11/01/24 (c)		600	600,000
5.75%, 9/15/25 (b)		316	314,618
Hologic, Inc., 5.25%, 7/15/22 (b)(c)		450	469,687
Tenet Healthcare Corp. (c):
6.25%, 11/01/18		6,087	6,482,655
6.00%, 10/01/20		1,150	1,242,000
8.13%, 4/01/22		1,007	1,064,902

			24,335,326
Hotels, Restaurants & Leisure — 3.6%
Boyd Gaming Corp., 6.88%, 5/15/23		1,150	1,219,000
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20		2,773	2,752,202
Enterprise Inns PLC, 6.00%, 10/06/23	GBP	3,320	5,105,314
Jarden Corp., 5.00%, 11/15/23 (b)	USD	162	166,455
MGM Resorts International, 6.00%, 3/15/23 (c)		520	527,800
New Red Finance, Inc., 6.00%, 4/01/22 (b)(c)		750	784,688
Pinnacle Entertainment, Inc., 6.38%, 8/01/21 (c)		720	766,800
Station Casinos LLC, 7.50%, 3/01/21		1,305	1,393,088
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	2,335	3,752,940
Series M, 7.40%, 3/28/24		6,400	10,063,560

			26,531,847
Household Durables — 0.6%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)(c)	USD	750	736,875
Lennar Corp.:
4.50%, 11/15/19 (c)		450	465,750
4.88%, 12/15/23		256	255,040
Standard Pacific Corp., 8.38%, 1/15/21 (c)		2,000	2,372,600
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)(c)		177	178,327
Toll Brothers Finance Corp., 4.88%, 11/15/25		38	37,953
TRI Pointe Holdings, Inc. (c):
4.38%, 6/15/19		415	412,406
5.88%, 6/15/24		280	280,000

			4,738,951
Independent Power and Renewable Electricity Producers — 1.2%
Calpine Corp. (c):
6.00%, 1/15/22 (b)		254	266,954
5.38%, 1/15/23		4,000	3,825,000
5.88%, 1/15/24 (b)		240	250,800
Dynegy, Inc., 6.75%, 11/01/19 (c)		1,030	1,027,425
NRG Energy, Inc., 7.63%, 1/15/18 (c)		2,735	2,864,912
NRG Yield Operating LLC, 5.38%, 8/15/24		265	242,475

			8,477,566

Corporate Bonds		Par (000)	Value
Insurance — 0.2%
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)(c)	USD	1,400	$1,470,000
Internet Software & Services — 0.2%
Blue Coat Holdings, Inc., 8.38%, 6/01/23 (b)		355	367,425
Equinix, Inc., 4.88%, 4/01/20 (c)		144	150,480
Netflix, Inc., 5.75%, 3/01/24 (c)		590	624,804

			1,142,709
IT Services — 1.1%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)(c)		287	252,560
First Data Corp. (b):
6.75%, 11/01/20 (c)		3,111	3,278,216
5.38%, 8/15/23 (c)		465	473,138
7.00%, 12/01/23 (h)		2,764	2,812,370
SunGard Data Systems, Inc., 6.63%, 11/01/19 (c)		1,126	1,165,410

			7,981,694
Media — 7.5%
Altice US Finance I Corp., 5.38%, 7/15/23 (b)(c)		1,380	1,396,560
AMC Networks, Inc., 4.75%, 12/15/22		344	345,290
Bharti Airtel International Netherlands BV, 5.13%, 3/11/23		3,000	3,182,424
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 2/15/23 (c)		7,029	7,046,572
CCO Safari II LLC, 6.48%, 10/23/45 (b)(c)		3,000	3,110,976
Clear Channel Worldwide Holdings, Inc. (c):
7.63%, 3/15/20		5,274	5,471,775
6.50%, 11/15/22		2,573	2,682,352
Columbus International, Inc., 7.38%, 3/30/21 (b)(c)		1,195	1,242,800
DISH DBS Corp., 5.13%, 5/01/20 (c)		5,500	5,479,375
Gannett Co., Inc., 6.38%, 10/15/23 (c)		1,400	1,512,000
Gray Television, Inc., 7.50%, 10/01/20 (c)		891	929,937
iHeartCommunications, Inc., 9.00%, 12/15/19 (c)		320	270,800
Inmarsat Finance PLC, 4.88%, 5/15/22 (b)(c)		1,000	992,500
Intelsat Jackson Holdings SA (c):
7.25%, 10/15/20		1,250	1,140,625
5.50%, 8/01/23		2,241	1,847,424
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (b)(c)		199	210,940
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (b)(c)		250	258,750
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)(c)		629	649,443
Neptune Finco Corp. (b):
10.13%, 1/15/23		528	558,360
6.63%, 10/15/25		550	578,875
10.88%, 10/15/25		481	513,468
Numericable Group SA, 6.00%, 5/15/22 (b)(c)		2,795	2,801,987
Outfront Media Capital LLC/Outfront Media Capital Corp. (c):
5.25%, 2/15/22		3,117	3,202,717
5.63%, 2/15/24		94	97,819
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (b)(c)		350	367,938
Sirius XM Radio, Inc., 4.25%, 5/15/20 (b)(c)		994	1,006,425
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (b)(c)		5,287	5,433,979

See Notes to Financial Statements.

42	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Corporate Bonds		Par (000)	Value
Media (continued)
Univision Communications, Inc., 5.13%, 5/15/23 (b)	USD	250	$247,500
Virgin Media Finance PLC, 6.38%, 4/15/23 (b)(c)		805	829,150
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)(c)		980	953,050

			54,361,811
Metals & Mining — 1.6%
Commercial Metals Co., 4.88%, 5/15/23 (c)		984	870,840
Constellium NV, 8.00%, 1/15/23 (b)		1,500	1,271,250
Novelis, Inc., 8.75%, 12/15/20 (c)		7,164	7,181,910
Steel Dynamics, Inc., 5.13%, 10/01/21 (c)		970	962,725
Teck Resources Ltd.:
3.00%, 3/01/19		146	111,674
5.20%, 3/01/42		70	37,450
5.40%, 2/01/43		62	33,170
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (b)(c)		1,140	1,077,300

			11,546,319
Multiline Retail — 0.3%
Neiman Marcus Group Ltd. (b)(c):
8.00%, 10/15/21		927	962,921
8.75% (8.75% Cash or 9.50% PIK), 10/15/21 (i)		963	1,000,268

			1,963,189
Oil, Gas & Consumable Fuels — 2.3%
Antero Resources Finance Corp., 5.38%, 11/01/21		165	151,800
Bonanza Creek Energy, Inc., 6.75%, 4/15/21 (c)		99	71,280
Chesapeake Energy Corp., 5.75%, 3/15/23 (c)		1,145	721,350
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)(c)		1,121	1,136,414
Diamondback Energy, Inc., 7.63%, 10/01/21 (c)		730	777,450
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.88%, 6/01/25 (c)		790	738,650
Memorial Resource Development Corp., 5.88%, 7/01/22 (c)		970	914,225
MIE Holdings Corp., 6.88%, 2/06/18		2,000	1,211,264
Newfield Exploration Co., 5.63%, 7/01/24		61	60,390
Noble Energy, Inc., 5.63%, 5/01/21 (c)		3,286	3,331,971
ONEOK, Inc., 7.50%, 9/01/23		150	148,125
Pertamina Persero PT, 5.63%, 5/20/43 (b)(c)		2,000	1,663,000
Pratama Agung Pte. Ltd., 6.25%, 2/24/20		1,600	1,567,486
Range Resources Corp. (c):
5.00%, 8/15/22		91	80,985
5.00%, 3/15/23		211	187,263
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22 (c)		752	746,360
Seven Generations Energy Ltd., 8.25%, 5/15/20 (b)		1,550	1,503,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (c)		703	681,910
Whiting Petroleum Corp., 5.00%, 3/15/19 (c)		878	834,100

			16,527,523
Paper & Forest Products — 0.1%
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (b)		390	376,350

Corporate Bonds		Par (000)	Value
Pharmaceuticals — 1.1%
Endo Finance LLC/Endo Finco, Inc., 5.38%, 1/15/23 (b)	USD	620	$608,034
Forest Laboratories, Inc., 5.00%, 12/15/21 (b)(c)		718	775,984
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22 (c)		1,094	1,132,290
Valeant Pharmaceuticals International, Inc. (b):
6.75%, 8/15/18 (c)		1,807	1,743,936
6.75%, 8/15/21 (c)		1,276	1,135,640
5.63%, 12/01/21 (c)		1,182	1,025,385
5.88%, 5/15/23		1,715	1,443,816

			7,865,085
Real Estate Investment Trusts (REITs) — 0.5%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21		160	167,467
Pakuwon Prima Pte. Ltd., 7.13%, 7/02/19		3,350	3,350,218

			3,517,685
Real Estate Management & Development — 3.8%
Caifu Holdings Ltd., 8.75%, 1/24/20		3,000	3,070,668
Lai Sun International Finance 2012 Ltd., 5.70%, 1/18/18		2,000	2,029,800
Lodha Developers International Ltd., 12.00%, 3/13/20		350	307,565
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29 (b)		4,360	3,827,400
Punch Taverns Finance B Ltd.:
7.37%, 9/30/21	GBP	2,743	4,271,512
Series A6, 5.94%, 9/30/22		6,346	9,538,414
Realogy Corp., 7.63%, 1/15/20 (b)	USD	2,454	2,579,866
Sparkle Assets Ltd., 6.88%, 1/30/20		2,000	2,116,550
Vingroup JSC, 11.63%, 5/07/18		250	264,489

			28,006,264
Road & Rail — 1.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, 3/15/25 (b)(c)		640	637,600
Hertz Corp. (c):
4.25%, 4/01/18		400	405,000
7.38%, 1/15/21		3,075	3,199,906
Lima Metro Line 2 Finance Ltd., 5.88%, 7/05/34 (b)(c)		4,000	4,030,000

			8,272,506
Software — 0.1%
Nuance Communications, Inc., 5.38%, 8/15/20 (b)(c)		335	341,700
Rolta Americas LLC, 8.88%, 7/24/19		200	101,800

			443,500
Specialty Retail — 0.2%
L Brands, Inc., 6.88%, 11/01/35 (b)(c)		589	611,824
Sally Holdings LLC/Sally Capital, Inc., 5.75%, 6/01/22 (c)		647	682,585

			1,294,409
Technology Hardware, Storage & Peripherals — 0.1%
Pacific Emerald Property Ltd., 9.75%, 7/25/18		1,000	992,500
Textiles, Apparel & Luxury Goods — 0.3%
Springs Industries, Inc., 6.25%, 6/01/21 (c)		1,434	1,426,830
William Carter Co., 5.25%, 8/15/21 (c)		604	627,405

			2,054,235

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	43

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Corporate Bonds		Par (000)	Value
Thrifts & Mortgage Finance — 0.0%
Radian Group, Inc., 5.25%, 6/15/20	USD	300	$299,625
Tobacco — 0.1%
Reynolds American, Inc., 5.85%, 8/15/45 (c)		465	515,839
Trading Companies & Distributors — 0.5%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust (b)(c):
Series 2012-1, Class B, 6.50%, 5/30/21		805	833,785
Series 2013-1, Class A, 5.25%, 5/30/25		2,604	2,708,508

			3,542,293
Transportation Infrastructure — 0.1%
Transurban Finance Co., 4.13%, 2/02/26 (b)(c)		520	515,294
Wireless Telecommunication Services — 4.2%
Crown Castle International Corp., 5.25%, 1/15/23 (c)		6,565	7,065,581
Digicel Ltd., 6.00%, 4/15/21 (b)(c)		5,000	4,500,000
SBA Communications Corp., 4.88%, 7/15/22		910	930,430
Softbank Corp., 4.50%, 4/15/20 (b)(c)		1,500	1,486,500
Sprint Communications, Inc., 9.00%, 11/15/18 (b)(c)		8,131	8,938,977
Sprint Corp., 7.88%, 9/15/23 (c)		1,922	1,777,850
T-Mobile USA, Inc. (c):
6.63%, 4/28/21		3,820	3,953,700
6.73%, 4/28/22		945	975,713
6.84%, 4/28/23		610	629,825

			30,258,576
Total Corporate Bonds — 55.1%			400,503,546

Floating Rate Loan Interests (a)
Aerospace & Defense — 0.1%
TransUnion LLC, Term Loan B2, 3.50%, 4/09/21		916	902,339
Airlines — 0.4%
Delta Air Lines, Inc., 2016 Term Loan B2, 2.45%, 4/18/16		2,918	2,910,819
Auto Components — 0.2%
Gates Global, Inc., Term Loan B, 4.25%, 7/05/21		1,344	1,259,125
Chemicals — 0.0%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, 4.50%, 10/03/19		87	86,743
Allnex USA, Inc., Term Loan B2, 4.50%, 10/03/19		45	45,007

			131,750
Commercial Services & Supplies — 0.0%
ADS Waste Holdings, Inc., Term Loan, 3.75%, 10/09/19		359	353,947
Containers & Packaging — 0.0%
Berry Plastics Holding Corp., Term Loan F, 4.00%, 10/01/22		234	234,325
Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc., Term Loan B, 3.75%, 1/30/20		486	486,858
Diversified Financial Services — 1.7%
AssuredPartners Capital, Inc., 2015 1st Lien Term Loan, 5.75%, 10/21/22		195	194,879

Floating Rate Loan Interests (a)		Par (000)	Value
Diversified Financial Services (continued)
Aviron Capital LLC, Term Loan, 15.32%, 10/20/16	USD	12,000	$12,000,000

			12,194,879
Diversified Telecommunication Services — 0.1%
Level 3 Financing, Inc., 2013 Term Loan B, 4.00%, 1/15/20		925	926,619
Electronic Equipment, Instruments & Components — 0.0%
CDW LLC, Term Loan, 3.25%, 4/29/20		293	291,478
Energy Equipment & Services — 0.1%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		606	600,733
Health Care Equipment & Supplies — 0.2%
DJO Finance LLC, 2015 Term Loan, 4.25%, 6/08/20		450	445,950
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		729	713,569

			1,159,519
Health Care Providers & Services — 0.0%
Envision Healthcare Corp., 5.13%, 7/01/22 (b)		155	150,350
Hotels, Restaurants & Leisure — 3.3%
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20		1,803	1,703,440
Hilton Ft. Lauderdale, Mezzanine Term Loan 5, 6.21%, 8/04/19		6,500	6,500,000
Hilton Los Cabos, B-Note, 8.20%, 9/18/18		5,375	5,375,000
Hilton Orlando, Mezzanine A3, 5.82%, 8/01/16		7,250	7,250,000
MGM Resorts International, Term Loan A, 2.94%, 12/20/17		717	714,398
Starwood Schulte, Mezzanine Term Loan, 8.04%, 6/30/17		2,000	1,990,000
Station Casinos LLC, Term Loan B, 4.25%, 3/02/20		406	406,262

			23,939,100
Insurance — 0.6%
Dallas Design District, Mezzanine Term Loan, 6.90%, 11/09/16		4,000	4,000,000
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, 3.75%, 3/01/21		477	468,020

			4,468,020
IT Services — 0.3%
First Data Corp.:
2018 Extended Term Loan, 3.70%, 3/24/18		1,700	1,686,043
New Term Loan B, 3.70%, 3/24/17		310	309,176
SunGard Data Systems, Inc., Term Loan E, 4.00%, 3/08/20		227	226,356

			2,221,575
Machinery — 0.1%
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		544	497,049
Media — 0.3%
Cengage Learning Acquisitions, Inc., 1st Lien Term Loan, 7.00%, 3/31/20		450	446,738
Clear Channel Communications, Inc., Term Loan D, 6.94%, 1/30/19		1,054	881,199
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		487	483,968

			1,811,905

See Notes to Financial Statements.

44	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Floating Rate Loan Interests (a)		Par (000)	Value
Oil, Gas & Consumable Fuels — 0.1%
Offshore Group Investment Ltd., Term Loan B, 5.75%, 3/28/19	USD	1,170	$330,525
Power Buyer LLC, 1st Lien Term Loan, 4.25%, 5/06/20		714	697,323

			1,027,848
Pharmaceuticals — 0.1%
Jaguar Holding Company II, 2015 Term Loan B, 4.25%, 8/18/22		500	492,230
Valeant Pharmaceuticals International, Inc.:
Series E Term Loan B, 3.75%, 8/05/20		201	186,456
Term Loan B F1, 4.00%, 4/01/22		134	124,385

			803,071
Real Estate Management & Development — 0.7%
680 Madison Avenue, Mezzanine Term Loan, 5.41%, 8/09/17		4,000	4,000,000
Realogy Corp., Term Loan B, 3.75%, 3/05/20		873	872,088

			4,872,088
Road & Rail — 0.1%
Hertz Corp., Term Loan B2, 3.00%, 3/11/18		500	494,790
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor, Inc., Term Loan B4, 4.25%, 2/28/20		488	487,000
Total Floating Rate Loan Interests — 8.6%			62,225,187

Foreign Agency Obligations
Cyprus Government International Bond (b):
3.75%, 11/01/15	EUR	2,025	2,226,792
4.63%, 2/03/20		2,950	3,488,077
Iceland Government International Bond, 5.88%, 5/11/22	USD	3,415	3,902,232
Mexican Bonos, 4.75%, 6/14/18	MXN	4,400	268,442
Perusahaan Penerbit SBSN Indonesia III, 4.33%, 5/28/25 (b)	USD	312	302,640
Poland Government Bond:
1.50%, 4/25/20	PLN	1,021	258,278
3.25%, 7/25/25		856	232,647
2.50%, 7/25/26	PLN	2,040	512,435
Portugal Government International Bond, 5.13%, 10/15/24 (b)	USD	5,430	5,734,080
Russian Federal Bond, 7.00%, 8/16/23	RUB	1,640	21,792
Slovenia Government International Bond:
2.25%, 3/25/22	EUR	922	1,091,387
5.85%, 5/10/23 (b)(c)	USD	766	885,687
Sri Lanka Government International Bond:
5.88%, 7/25/22		3,000	2,887,500
6.85%, 11/03/25 (b)		200	198,750
Total Foreign Agency Obligations — 3.0%			22,010,739

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 28.5%
Alternative Loan Trust:
Series 2005-61, Class 2A1, 0.48%, 12/25/35 (a)(c)		4,295	3,744,712
Series 2005-9CB, Class 1A3, 0.65%, 5/25/35 (a)(c)		5,711	4,699,831
Series 2006-40T1, Class 2A5, 0.60%, 12/25/36 (a)		3,340	1,450,023

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Alternative Loan Trust (continued):
Series 2006-7CB, Class 2A1, 6.50%, 5/25/36	USD	4,223	$3,117,084
Series 2006-J7, Class 2A1, 2.14%, 11/20/36 (a)		9,213	6,717,563
Series 2006-J8, Class A5, 6.00%, 2/25/37		2,570	2,008,906
Series 2006-OA10, Class 2A1, 0.39%, 8/25/46 (a)		9,187	6,989,908
Series 2006-OA14, Class 3A1, 1.07%, 11/25/46 (a)		14,107	11,338,123
Series 2006-OA16, Class A2, 0.39%, 10/25/46 (a)		10,653	9,327,146
Series 2006-OA18, Class A1, 0.32%, 12/25/46 (a)		6,449	5,582,112
Series 2006-OA22, Class A1, 0.36%, 2/25/47 (a)		5,621	4,672,904
Series 2006-OA6, Class 1A1A, 0.41%, 7/25/46 (a)		10,953	8,521,636
Series 2006-OA8, Class 1A1, 0.39%, 7/25/46 (a)		3,893	3,199,402
Series 2007-12T1, Class A22, 5.75%, 6/25/37 (c)		7,236	5,901,417
Series 2007-12T1, Class A5, 6.00%, 6/25/37		3,511	2,915,627
Series 2007-22, Class 2A16, 6.50%, 9/25/37		11,980	9,384,423
Series 2007-23CB, Class A1, 6.00%, 9/25/37		10,530	9,239,854
Series 2007-4CB, Class 1A3, 0.55%, 4/25/37 (a)		6,632	4,911,194
Series 2007-OA2, Class 1A1, 1.06%, 3/25/47 (a)		6,748	5,089,093
Series 2007-OA6, Class A1A, 0.34%, 6/25/37 (a)		11,053	9,383,752
American Home Mortgage Assets Trust, Series 2006-5, Class A1, 1.14%, 11/25/46 (a)		6,751	3,450,017
CHL Mortgage Pass-Through Trust:
Series 2006-3, Class 1A1, 0.44%, 3/25/36 (a)		14,493	12,429,706
Series 2007-J2, Class 2A1, 0.85%, 7/25/37 (a)		6,196	3,888,948
Series 2007-J2, Class 2A8, 6.00%, 7/25/37		3,421	2,823,648
Citigroup Mortgage Loan Trust, Series 2006-AR7, Class 2A3A, 2.70%, 11/25/36 (a)		8,647	7,180,580
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, 0.40%, 4/25/46 (a)		11,269	9,902,170
Fannie Mae Connecticut Avenue Securities, Class 1M2 (a):
Series 2014-C02, 2.80%, 5/25/24		10,000	8,716,738
Series 2014-C03, 3.19%, 7/25/24		6,000	5,409,338
GreenPoint Mortgage Funding Trust, Series 2007-AR3, Class A1, 0.42%, 6/25/37 (a)		7,057	5,900,481
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.45%, 11/05/30 (a)(b)(c)		5,000	5,034,372
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, 0.49%, 5/26/37 (a)(b)		17,706	11,154,878
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 1A2, 6.16%, 5/25/36 (a)		9,738	5,121,260

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	45

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Residential Asset Securitization Trust, Series 2006-A8, Class 2A5, 0.80%, 8/25/36 (a)	USD	8,276	$3,054,651
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, 0.99%, 5/25/47 (a)		6,147	5,174,615

			207,436,112
Commercial Mortgage-Backed Securities — 13.8%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2013-DSMZ, Class M, 5.89%, 9/15/18 (a)(b)		7,500	7,499,925
BHMS Mortgage Trust, Series 2014-MZ, Class M, 7.37%, 7/05/33 (a)(b)		2,000	2,010,540
BXHTL Mortgage Trust, Series 2015-JWRZ (a)(b):
Class DR3, 4.09%, 5/15/29		2,000	1,880,000
Class GL3, 3.77%, 5/15/29		2,510	2,346,199
CD Commercial Mortgage Trust, Series 2007-CD5, Class C, 6.12%, 11/15/44 (a)(c)		3,372	3,469,494
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class EPA, 4.45%, 12/15/27 (a)(b)		5,000	4,949,639
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1 (a)(b):
Class D, 2.95%, 6/15/31 (c)		3,000	2,939,359
Class E, 4.85%, 6/15/31		1,931	1,920,283
Commercial Mortgage Pass-Through Certificates (a):
Series 2007-C9, Class E, 5.80%, 12/10/49 (c)		5,000	5,040,377
Series 2013-LC13, Class D, 5.05%, 8/10/46 (b)(c)		2,650	2,521,526
Series 2014-CR16, Class D, 4.91%, 4/10/47 (b)(c)		2,000	1,813,834
Series 2014-FL5, Class HFL1, 3.45%, 7/15/31 (b)		6,057	5,811,868
Series 2014-KYO, Class F, 3.70%, 6/11/27 (b)(c)		8,500	8,377,072
Series 2014-LC15, Class D, 4.94%, 4/10/47 (b)(c)		3,000	2,691,966
Series 2014-PAT, Class E, 3.35%, 8/13/27 (b)		1,000	987,952
Series 2014-PAT, Class F, 2.64%, 8/13/27 (b)		3,000	2,869,159
Series 2014-PAT, Class G, 1.79%, 8/13/27 (b)		2,000	1,778,400
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class B, 4.88%, 7/15/37		2,000	1,996,275
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.20%, 3/15/18 (a)(b)		6,000	6,000,000
GAHR Commericial Mortgage Trust, Series 2015-NRF, Class GFX, 3.38%, 12/15/19 (a)(b)		2,500	2,286,245
Goldman Sachs Mortgage Securities Trust, Series 2014-GSFL (a)(b):
Class D, 4.10%, 7/15/31 (c)		1,325	1,315,455
Class E, 6.15%, 7/15/31		1,000	989,612
Great Wolf Trust, Series 2015-WFMZ, Class M, 7.19%, 5/15/32 (a)(b)		3,300	3,284,424

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust (a)(b):
Series 2014-CBMZ, Class M, 6.42%, 10/15/19	USD	2,000	$2,002,300
Series 2014-DSTY, Class E, 3.80%, 6/10/27		5,000	4,726,248
London & Regional Debt Securitisation No. 2 PLC, Series 2, Class A, 3.58%, 10/15/18 (a)	GBP	1,512	2,326,376
Madison Avenue Trust, Series 2013-650M, Class E, 4.03%, 10/12/32 (a)(b)	USD	5,000	4,966,201
New York Mortgage Securitization Trust, Series 2013-1, Class A, 5.44%, 8/27/24 (a)(b)		5,000	5,025,000
Talisman Finance PLC, Series 6, Class A, 0.13%, 10/22/16 (a)	EUR	136	148,013
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AJ, 5.95%, 2/15/51 (a)(c)	USD	6,000	6,146,303

			100,120,045
Total Non-Agency Mortgage-Backed Securities — 42.3%			307,556,157

Preferred Securities

Capital Trusts
Banks — 4.5%
BNP Paribas SA, 7.20% (a)(b)(g)		7,500	8,587,500
Capital One Financial Corp., Series E, 5.55% (a)(c)(g)		3,500	3,506,562
Fifth Third Bancorp, Series J, 4.90% (a)(c)(g)		3,000	2,835,000
HSBC Holdings PLC, 6.38% (a)(c)(g)		3,700	3,653,750
Lloyds Bank PLC, 12.00% (a)(b)(c)(g)		3,500	5,005,000
Wells Fargo & Co., Series S, 5.90% (a)(c)(g)		8,800	9,020,000

			32,607,812
Capital Markets — 2.1%
Bank of New York Mellon Corp., Series D, 4.50% (a)(c)(g)		6,067	5,642,310
Credit Suisse Group AG (a)(b)(c)(g)
6.25%		1,035	1,027,977
7.50%		2,851	3,009,772
Morgan Stanley, Series H, 5.45% (a)(c)(g)		3,644	3,584,785
State Street Corp., Series F, 5.25% (a)(c)(g)		1,875	1,881,750

			15,146,594
Diversified Financial Services — 6.1%
Bank of America Corp., (a)(c)(g)
Series AA, 6.10%		2,865	2,897,231
Series U, 5.20%		1,750	1,655,390
Series X, 6.25%		4,425	4,487,171
Citigroup, Inc., (a)(c)(g)
5.90%		2,250	2,238,750
Series D, 5.95%		3,700	3,570,500
General Electric Capital Corp., Series B, 6.25% (a)(g)		5,000	5,573,000
JPMorgan Chase & Co., (a)(c)(g)
Series Q, 5.15%		5,500	5,293,750
Series V, 5.00%		2,500	2,465,000
Macquarie Bank Ltd., 10.25%, 6/20/57 (a)		10,000	10,662,410
Societe Generale SA, 6.00% (a)(b)(c)(g)		5,540	5,263,000

			44,106,202

See Notes to Financial Statements.

46	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Capital Trusts		Par (000)	Value
Electric Utilities — 1.0%
Electricite de France SA, 5.25% (a)(b)(c)(g)	USD	7,500	$7,462,500
Insurance — 3.8%
Allstate Corp, 5.75%, 8/15/53 (a)(c)		2,000	2,082,500
Liberty Mutual Group, Inc., 7.80%, 3/07/87 (b)(c)		14,000	16,415,000
Metlife, Inc., 5.25% (a)(c)(g)		1,900	1,917,813
Prudential Financial, Inc., 5.63%, 6/15/43 (a)(c)		6,000	6,279,000
Voya Financial, Inc., 5.65%, 5/15/53 (a)(c)		1,090	1,103,625

			27,797,938
Oil, Gas & Consumable Fuels — 0.5%
Enterprise Products Operating LLC, Series A, 8.38%, 8/01/66 (a)(c)		3,248	3,191,160
Real Estate Investment Trusts (REITs) — 1.7%
Firstar Realty LLC, 8.88% (b)(g)		10,000	12,443,750
Total Capital Trusts — 19.7%			142,755,956

Preferred Stocks		Shares
Aerospace & Defense — 0.3%
United Technologies Corp., 7.50%		25,650	2,524,217
Capital Markets — 1.8%
Goldman Sachs Group, Inc., Series J, 5.50% (a)(g)		395,017	9,831,973
Morgan Stanley, 6.88% (a)(g)		100,000	2,705,000
SCE Trust III, 5.75% (a)(g)		23,730	660,881

			13,197,854
Diversified Financial Services — 0.3%
Citigroup, Inc., Series K, 6.88% (a)(g)		75,000	2,065,500

Preferred Stocks	Shares	Value
Real Estate Investment Trusts (REITs) — 0.3%
SunTrust Real Estate Investment Corp., 9.00% (b)(g)	15	$1,833,459
Total Preferred Stocks — 2.7%		19,621,030
Total Preferred Securities — 22.4%		162,376,986
Total Long-Term Investments (Cost — $1,212,611,579) — 166.4%		1,209,221,814

Short-Term Securities — 0.9%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (k)(l)	6,140,532	6,140,532
Total Short-Term Securities (Cost — $6,140,532) — 0.9%		6,140,532
Options Purchased (Cost — $138,816) — 0.0%		133,129
Total Investments Before Options Written (Cost — $1,218,890,927) — 167.3%		1,215,495,475
Options Written (Premiums Received — $112,509) — (0.0)%		(105,670)
Total Investments, Net of Options Written (Cost — $1,218,778,418) — 167.3%		1,215,389,805
Liabilities in Excess of Other Assets — (67.3)%		(488,958,131)

Net Assets — 100.0%		$726,431,674

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Zero-coupon bond.

(f)	Amount is less than $500.

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	When-issued security.

(i)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(j)	Security is eligible to receive residual cash flows.

(k)	During the year ended October 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2014	Net Activity	Shares Held at October 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	18,823,385	(12,682,853)	6,140,532	$23,186

(l)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	47

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

As of period end, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Barclays Bank PLC	0.45%	5/07/14	Open	$2,528,000	$2,545,159
Barclays Bank PLC	0.55%	5/07/14	Open	3,248,000	3,274,945
UBS Securities LLC	0.40%	5/13/14	Open	5,061,000	5,091,141
UBS Securities LLC	0.45%	5/13/14	Open	7,397,000	7,446,560
UBS Securities LLC	0.50%	5/13/14	Open	7,707,000	7,764,374
Barclays Bank PLC	0.40%	5/14/14	Open	5,942,000	5,994,983
Barclays Bank PLC	0.45%	5/14/14	Open	5,189,000	5,227,557
Barclays Bank PLC	0.60%	6/16/14	Open	2,038,000	2,055,051
Barclays Bank PLC	0.60%	10/29/14	Open	1,001,000	1,010,930
Barclays Bank PLC	0.60%	10/29/14	Open	781,000	797,905
Barclays Bank PLC	0.75%	10/29/14	Open	4,813,000	4,823,705
UBS Securities LLC	0.55%	12/09/14	Open	4,770,000	4,793,757
UBS Securities LLC	0.55%	12/09/14	Open	4,700,000	4,723,409
UBS Securities LLC	0.55%	12/09/14	Open	4,290,000	4,311,367
Barclays Bank PLC	0.95%	12/17/14	Open	2,291,000	2,310,165
Deutsche Bank Securities, Inc.	0.60%	12/17/14	Open	1,829,000	1,838,694
Deutsche Bank Securities, Inc.	0.60%	12/17/14	Open	1,602,000	1,610,491
Deutsche Bank Securities, Inc.	0.60%	12/17/14	Open	1,504,000	1,511,971
Deutsche Bank Securities, Inc.	0.60%	12/17/14	Open	475,000	477,517
UBS Securities LLC	0.38%	12/17/14	Open	287,219	288,186
UBS Securities LLC	0.38%	12/17/14	Open	8,558,000	8,586,817
UBS Securities LLC	0.55%	12/17/14	Open	10,075,000	10,123,794
UBS Securities LLC	0.65%	12/17/14	Open	2,628,750	2,643,796
Deutsche Bank Securities, Inc.	0.50%	12/18/14	Open	786,000	789,461
UBS Securities LLC	0.60%	3/02/15	Open	1,456,000	1,461,897
UBS Securities LLC	0.55%	4/08/15	Open	3,454,875	3,465,748
UBS Ltd.	0.70%	4/16/15	Open	1,792,500	1,799,401
UBS Ltd.	0.75%	4/16/15	Open	1,230,000	1,235,074
UBS Securities LLC	0.55%	4/16/15	Open	4,165,031	4,177,694
Deutsche Bank Securities, Inc.	0.60%	5/06/15	Open	1,181,556	1,185,081
Deutsche Bank Securities, Inc.	0.70%	5/21/15	Open	2,568,000	2,576,189
Deutsche Bank Securities, Inc.	0.50%	6/02/15	Open	1,976,000	1,980,144
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	2,461,000	2,467,194
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	2,571,000	2,577,470
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	300,000	300,755
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	943,000	945,373
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	2,253,000	2,258,670
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	2,649,000	2,655,667
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	1,578,000	1,581,971
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	4,728,000	4,739,899
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	2,192,000	2,197,517
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	2,683,000	2,689,752
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	1,512,000	1,515,805
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	3,221,000	3,229,106
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	2,826,000	2,833,112
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	189,000	189,476
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	560,000	561,409
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	722,000	723,817
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	2,288,000	2,293,758
Deutsche Bank Securities, Inc.	0.75%	6/03/15	Open	1,710,000	1,715,379
Deutsche Bank Securities, Inc.	0.75%	6/03/15	Open	1,706,000	1,711,367
UBS Ltd.	0.80%	6/03/15	Open	158,000	158,527
UBS Ltd.	0.85%	6/03/15	Open	920,000	923,258
UBS Ltd.	0.85%	6/03/15	Open	232,500	233,323
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	688,000	689,101
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	7,322,000	7,333,721
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	302,000	302,483
HSBC Securities (USA), Inc.	0.40%	6/10/15	Open	2,906,000	2,910,617
RBC Capital Markets LLC	0.39%	6/10/15	Open	482,000	482,747
Deutsche Bank Securities, Inc.	0.85%	6/24/15	Open	2,364,949	2,372,152
UBS Securities LLC	0.85%	6/26/15	Open	2,151,500	2,157,850
Barclays Bank PLC	0.65%	6/30/15	Open	1,404,625	1,407,744
Credit Suisse Securities (USA) LLC	0.40%	7/01/15	Open	815,198	816,312

See Notes to Financial Statements.

48	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

As of period end, reverse repurchase agreements outstanding were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.40%	7/01/15	Open	$1,511,400	$1,513,466
UBS Ltd.	0.70%	7/01/15	Open	5,097,413	5,109,505
Barclays Bank PLC	0.60%	8/12/15	Open	451,000	451,601
Barclays Bank PLC	0.60%	8/12/15	Open	954,000	955,272
Barclays Bank PLC	0.60%	8/12/15	Open	658,000	658,877
Barclays Bank PLC	0.60%	8/12/15	Open	927,000	928,236
Barclays Bank PLC	0.60%	8/12/15	Open	1,117,000	1,118,489
Barclays Bank PLC	0.60%	8/12/15	Open	769,000	770,025
Barclays Bank PLC	0.60%	8/12/15	Open	163,000	163,217
Barclays Bank PLC	0.60%	8/12/15	Open	511,000	511,681
Barclays Bank PLC	0.60%	8/12/15	Open	947,000	948,263
Barclays Bank PLC	0.60%	8/12/15	Open	864,000	865,152
Barclays Bank PLC	0.60%	8/12/15	Open	900,000	901,200
Barclays Bank PLC	0.60%	8/12/15	Open	771,000	772,028
Barclays Bank PLC	0.60%	8/12/15	Open	229,000	229,305
Barclays Bank PLC	0.60%	8/12/15	Open	1,042,000	1,043,389
Barclays Bank PLC	0.60%	8/12/15	Open	651,000	651,868
Barclays Bank PLC	0.60%	8/12/15	Open	762,000	763,016
Barclays Bank PLC	0.65%	8/12/15	Open	1,708,000	1,710,467
Barclays Bank PLC	0.65%	8/12/15	Open	911,000	912,316
Barclays Bank PLC	0.65%	8/12/15	Open	742,000	743,072
BNP Paribas Securities Corp.	0.71%	8/12/15	Open	6,806,000	6,814,621
BNP Paribas Securities Corp.	0.71%	8/12/15	Open	692,000	693,000
BNP Paribas Securities Corp.	0.71%	8/12/15	Open	6,366,000	6,374,064
BNP Paribas Securities Corp.	0.71%	8/12/15	Open	317,000	317,444
BNP Paribas Securities Corp.	0.71%	8/12/15	Open	3,532,000	3,536,945
Credit Suisse Securities (USA) LLC	0.65%	8/12/15	Open	581,025	581,864
Credit Suisse Securities (USA) LLC	0.65%	8/12/15	Open	769,775	770,887
Credit Suisse Securities (USA) LLC	0.65%	8/12/15	Open	793,244	794,390
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	1,825,000	1,828,042
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	2,869,000	2,873,782
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	769,000	770,282
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	180,000	180,300
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	270,000	270,450
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	77,000	77,128
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	639,000	640,065
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	1,235,000	1,237,058
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	2,845,000	2,849,742
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	910,000	911,517
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	252,000	252,420
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	1,379,000	1,381,298
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	50,000	50,083
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	597,000	597,995
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	228,000	228,380
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	891,000	892,485
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	349,000	349,582
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	87,000	87,145
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	5,100,000	5,108,500
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	2,920,000	2,924,867
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	95,000	95,158
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	1,244,000	1,246,073
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	2,429,000	2,433,048
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	830,000	831,383
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	646,000	647,077
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	625,000	626,042
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	666,000	667,110
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	700,000	701,167
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	353,000	353,588
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	1,102,000	1,103,837
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	2,349,000	2,352,915
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	911,000	912,518
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	1,313,000	1,315,188
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	2,954,000	2,958,923

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	49

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

As of period end, reverse repurchase agreements outstanding were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	$1,763,000	$1,765,938
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	3,279,000	3,284,465
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	196,000	196,327
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	1,012,000	1,013,687
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	162,000	162,270
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	2,608,000	2,612,347
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	125,000	125,208
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	70,000	70,117
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	243,000	243,405
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	1,402,000	1,404,337
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	3,709,000	3,715,182
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	1,145,000	1,146,908
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	588,000	588,980
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	2,000,000	2,003,333
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	158,000	158,263
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	374,000	374,623
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	963,000	964,605
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	304,000	304,507
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	650,000	651,083
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	156,000	156,260
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	864,000	865,440
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	650,000	651,083
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	1,856,000	1,859,093
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	104,000	104,173
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	611,000	612,018
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	150,000	150,250
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	2,043,000	2,046,405
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	258,000	258,430
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	2,003,000	2,006,338
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	135,000	135,225
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	745,000	746,242
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	1,356,000	1,358,260
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	369,000	369,615
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	726,000	727,210
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	581,000	581,968
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	294,000	294,490
Deutsche Bank Securities, Inc.	0.75%	8/12/15	Open	317,000	317,528
RBC Capital Markets LLC	0.65%	8/12/15	Open	2,075,000	2,077,997
RBC Capital Markets LLC	0.75%	8/12/15	Open	149,919	150,169
UBS Securities LLC	0.50%	8/12/15	Open	6,125,000	6,131,806
UBS Securities LLC	0.55%	8/12/15	Open	2,577,000	2,580,150
UBS Securities LLC	0.55%	8/12/15	Open	8,131,000	8,140,938
UBS Securities LLC	0.55%	8/12/15	Open	4,699,000	4,704,743
UBS Securities LLC	0.55%	8/12/15	Open	4,219,000	4,224,157
UBS Securities LLC	0.55%	8/12/15	Open	8,936,000	8,946,922
UBS Securities LLC	0.55%	8/12/15	Open	10,165,000	10,177,424
UBS Securities LLC	0.55%	8/12/15	Open	5,821,000	5,828,115
UBS Securities LLC	0.55%	8/12/15	Open	5,320,000	5,326,502
UBS Securities LLC	0.55%	8/12/15	Open	4,620,000	4,625,647
UBS Securities LLC	0.55%	8/12/15	Open	6,982,000	6,990,534
UBS Securities LLC	0.55%	8/12/15	Open	4,531,000	4,536,538
UBS Securities LLC	0.55%	8/12/15	Open	1,862,000	1,864,276
UBS Securities LLC	0.65%	8/12/15	Open	500,000	500,722
Deutsche Bank Securities, Inc.	0.75%	8/24/15	Open	282,425	282,831
Deutsche Bank Securities, Inc.	0.75%	8/24/15	Open	931,950	933,290
UBS Ltd.	0.80%	9/08/15	Open	343,943	344,348
UBS Securities LLC	0.65%	9/21/15	Open	1,208,291	1,209,164
UBS Securities LLC	0.65%	9/21/15	Open	2,125,000	2,126,535
UBS Securities LLC	0.65%	9/21/15	Open	2,400,350	2,402,084
UBS Securities LLC	0.65%	9/21/15	Open	14,805,000	14,815,692
UBS Securities LLC	0.65%	9/21/15	Open	5,842,850	5,847,070
Deutsche Bank Securities, Inc.	0.75%	9/22/15	Open	248,000	248,207
Deutsche Bank Securities, Inc.	0.75%	10/01/15	Open	321,000	321,201

See Notes to Financial Statements.

50	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

As of period end, reverse repurchase agreements outstanding were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.75%	10/05/15	Open	$1,052,000	$1,052,592
Deutsche Bank Securities, Inc.	0.75%	10/05/15	Open	1,327,000	1,327,746
Deutsche Bank Securities, Inc.	0.75%	10/06/15	Open	299,000	299,162
JPMorgan Securities LLC	1.45%	10/07/15	11/06/15	2,556,000	2,558,464
JPMorgan Securities LLC	1.45%	10/07/15	11/06/15	5,051,000	5,055,869
BNP Paribas Securities Corp.	1.10%	10/07/15	11/09/15	6,854,000	6,859,008
BNP Paribas Securities Corp.	1.20%	10/07/15	11/09/15	2,352,000	2,353,875
RBC Capital Markets LLC	1.54%	10/07/15	11/09/15	2,076,000	2,078,131
Deutsche Bank Securities, Inc.	0.75%	10/07/15	Open	204,000	204,106
Barclays Bank PLC	1.70%	10/08/15	11/09/15	18,002,908	18,023,257
BNP Paribas Securities Corp.	1.20%	10/08/15	11/09/15	21,112,000	21,128,133
UBS Securities LLC	0.50%	10/09/15	Open	5,060,000	5,061,335
UBS Securities LLC	0.60%	10/09/15	Open	3,605,000	3,606,142
UBS Securities LLC	0.60%	10/09/15	Open	3,068,303	3,069,274
UBS Securities LLC	0.75%	10/09/15	Open	3,136,875	3,138,117
UBS Securities LLC	0.75%	10/09/15	Open	3,191,250	3,192,513
UBS Securities LLC	0.75%	10/09/15	Open	2,862,120	2,863,253
UBS Securities LLC	0.75%	10/09/15	Open	2,750,753	2,751,841
Barclays Bank PLC	1.70%	10/13/15	11/13/15	8,348,534	8,356,006
Morgan Stanley Co., Inc.	1.25%	10/13/15	11/13/15	5,383,900	5,387,452
Deutsche Bank Securities, Inc.	0.75%	10/14/15	Open	2,556,493	2,557,452
RBC Capital Markets LLC	1.55%	10/20/15	11/23/15	4,577,000	4,579,168
RBC Capital Markets LLC	0.39%	10/23/15	Open	244,000	244,013
Deutsche Bank Securities, Inc.	0.75%	10/29/15	Open	313,919	313,932
Deutsche Bank Securities, Inc.	0.75%	10/29/15	Open	1,039,043	1,039,086
Deutsche Bank Securities, Inc.	0.75%	10/29/15	Open	408,645	408,665
RBC Capital Markets LLC	0.39%	10/30/15	Open	445,000	445,000
RBC Capital Markets LLC	0.39%	10/30/15	Open	486,000	486,000
RBC Capital Markets LLC	0.70%	10/30/15	Open	750,000	750,000
RBC Capital Markets LLC	0.70%	10/30/15	Open	387,000	387,000
RBC Capital Markets LLC	0.70%	10/30/15	Open	380,000	380,000
RBC Capital Markets LLC	0.70%	10/30/15	Open	383,000	383,000
RBC Capital Markets LLC	0.70%	10/30/15	Open	489,000	489,000
RBC Capital Markets LLC	0.70%	10/30/15	Open	769,000	769,000
RBC Capital Markets LLC	0.70%	10/30/15	Open	761,000	761,000
RBC Capital Markets LLC	0.70%	10/30/15	Open	791,000	791,000
RBC Capital Markets LLC	0.70%	10/30/15	Open	558,000	558,000
RBC Capital Markets LLC	0.70%	10/30/15	Open	608,000	608,000
RBC Capital Markets LLC	0.70%	10/30/15	Open	1,139,000	1,139,000
RBC Capital Markets LLC	0.70%	10/30/15	Open	621,000	621,000
RBC Capital Markets LLC	0.75%	10/30/15	Open	502,000	502,000
RBC Capital Markets LLC	0.75%	10/30/15	Open	827,000	827,000
RBC Capital Markets LLC	0.75%	10/30/15	Open	624,000	624,000
RBC Capital Markets LLC	0.75%	10/30/15	Open	752,000	752,000
RBC Capital Markets LLC	0.75%	10/30/15	Open	417,000	417,000
RBC Capital Markets LLC	0.75%	10/30/15	Open	1,073,000	1,073,000
RBC Capital Markets LLC	0.75%	10/30/15	Open	630,000	630,000
RBC Capital Markets LLC	0.75%	10/30/15	Open	381,000	381,000
RBC Capital Markets LLC	0.75%	10/30/15	Open	2,003,000	2,003,000
RBC Capital Markets LLC	0.75%	10/30/15	Open	453,000	453,000
RBC Capital Markets LLC	0.75%	10/30/15	Open	480,000	480,000
RBC Capital Markets LLC	0.75%	10/30/15	Open	515,000	515,000
Total				$509,242,031	$510,352,370

[1] Certain agreements have no started maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	51

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Derivative Financial Instruments Outstanding as of Period End

      Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(197)	2-Year U.S. Treasury Note	December 2015	USD	43,075,281	$1,903
(207)	5-Year U.S. Treasury Note	December 2015	USD	24,793,102	7,818
(323)	10-Year U.S. Treasury Note	December 2015	USD	41,243,063	76,853
(7)	90-Day Euro-Dollar	December 2015	USD	1,742,912	(1,322)
(10)	Euro BOBL Futures	December 2015	USD	1,423,167	(8,917)
(5)	90-Day Euro-Dollar	December 2016	USD	1,237,375	(1,944)
(2)	90-Day Euro-Dollar	March 2017	USD	494,250	622
Total					$75,013

      Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,178,800	EUR	1,032,000	Deutsche Bank AG	11/02/15	$43,961
USD	1,150,922	EUR	1,006,000	JPMorgan Chase Bank N.A.	11/02/15	44,674
BRL	256,791	USD	65,600	Deutsche Bank AG	11/04/15	986
BRL	321,358	USD	83,277	Goldman Sachs International	11/04/15	51
BRL	1,906,345	USD	494,013	Goldman Sachs International	11/04/15	301
BRL	260,766	USD	67,575	Goldman Sachs International	11/04/15	41
BRL	260,806	USD	67,585	Goldman Sachs International	11/04/15	41
BRL	1,075,526	USD	278,713	Goldman Sachs International	11/04/15	170
BRL	181,992	USD	46,933	Goldman Sachs International	11/04/15	257
BRL	3,497,590	USD	894,067	Goldman Sachs International	11/04/15	12,855
BRL	261,756	USD	66,000	Goldman Sachs International	11/04/15	1,873
BRL	297,950	USD	77,211	Royal Bank of Scotland PLC	11/04/15	47
BRL	133,467	USD	34,587	Royal Bank of Scotland PLC	11/04/15	21
GBP	1,684,000	USD	2,604,920	Goldman Sachs International	11/04/15	(8,884)
MXN	8,120,280	USD	490,000	Goldman Sachs International	11/04/15	1,608
MXN	4,574,712	USD	278,000	Goldman Sachs International	11/04/15	(1,043)
MXN	1,341,475	USD	82,000	UBS AG	11/04/15	(786)
USD	66,545	BRL	256,791	Deutsche Bank AG	11/04/15	(41)
USD	82,000	BRL	321,358	Goldman Sachs International	11/04/15	(1,328)
USD	66,000	BRL	260,766	Goldman Sachs International	11/04/15	(1,616)
USD	66,000	BRL	260,806	Goldman Sachs International	11/04/15	(1,627)
USD	67,832	BRL	261,756	Goldman Sachs International	11/04/15	(41)
USD	47,162	BRL	181,992	Goldman Sachs International	11/04/15	(29)
USD	906,370	BRL	3,497,590	Goldman Sachs International	11/04/15	(552)
USD	490,000	BRL	1,906,345	Goldman Sachs International	11/04/15	(4,314)
USD	278,000	BRL	1,075,526	Goldman Sachs International	11/04/15	(883)
USD	73,000	BRL	297,950	Royal Bank of Scotland PLC	11/04/15	(4,258)
USD	34,000	BRL	133,467	Royal Bank of Scotland PLC	11/04/15	(608)
USD	3,887,409	EUR	3,421,000	Barclays Bank PLC	11/04/15	125,461
USD	4,434,376	GBP	2,881,000	Citibank N.A.	11/04/15	(6,943)
USD	33,260,631	GBP	21,848,000	Morgan Stanley & Co. International PLC	11/04/15	(420,012)
USD	82,000	MXN	1,352,738	Goldman Sachs International	11/04/15	104
TRY	1,362,102	USD	470,000	Royal Bank of Scotland PLC	11/06/15	(3,349)
USD	311,947	EUR	281,771	Citibank N.A.	11/06/15	2,086
USD	248,800	ZAR	3,374,873	Morgan Stanley & Co. International PLC	11/10/15	5,222
USD	35,000	ZAR	484,063	UBS AG	11/10/15	63
ZAR	490,552	USD	35,500	Citibank N.A.	11/10/15	(95)
ZAR	1,109,671	USD	81,000	Citibank N.A.	11/10/15	(910)
ZAR	982,599	USD	71,000	Goldman Sachs International	11/10/15	(82)
ZAR	490,481	USD	35,500	UBS AG	11/10/15	(100)
MXN	2,945,664	USD	178,000	Bank of America N.A.	11/12/15	231
MXN	280,222	USD	17,000	BNP Paribas S.A.	11/12/15	(45)
TRY	191,534	USD	66,000	Goldman Sachs International	11/12/15	(498)
USD	68,000	MXN	1,129,970	Deutsche Bank AG	11/12/15	(370)
USD	66,000	TRY	194,103	BNP Paribas S.A.	11/12/15	(381)

See Notes to Financial Statements.

52	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

      Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	43,848,350	USD	65,000	Credit Suisse International	11/16/15	$(1,674)
CLP	44,013,450	USD	65,000	Credit Suisse International	11/16/15	(1,436)
IDR	2,263,255,000	USD	163,000	Morgan Stanley & Co. International PLC	11/16/15	1,631
TRY	485,529	USD	166,763	BNP Paribas S.A.	11/16/15	(912)
TWD	2,648,600	USD	82,000	BNP Paribas S.A.	11/16/15	(436)
USD	65,000	CLP	44,335,850	Credit Suisse International	11/16/15	970
USD	65,000	CLP	44,686,850	Credit Suisse International	11/16/15	463
USD	1,075,026	EUR	953,876	Goldman Sachs International	11/16/15	25,930
USD	163,000	IDR	2,234,730,000	Deutsche Bank AG	11/16/15	444
USD	67,000	TRY	195,988	BNP Paribas S.A.	11/16/15	53
USD	67,000	TRY	196,464	BNP Paribas S.A.	11/16/15	(110)
USD	65,525	TRY	191,642	BNP Paribas S.A.	11/16/15	63
USD	82,000	TWD	2,622,196	Standard Chartered Bank	11/16/15	1,249
AUD	2,530,000	NZD	2,693,484	Goldman Sachs International	11/18/15	(19,133)
GBP	1,217,822	EUR	1,640,000	State Street Bank and Trust Co.	11/18/15	73,462
GBP	2,390,000	SEK	29,931,408	Goldman Sachs International	11/18/15	179,594
SEK	29,483,243	GBP	2,390,000	Citibank N.A.	11/18/15	(232,066)
KRW	74,642,700	USD	66,000	HSBC Bank PLC	11/19/15	(657)
KRW	56,627,686	USD	50,042	JPMorgan Chase Bank N.A.	11/19/15	(470)
USD	66,400	KRW	74,965,600	Bank of America N.A.	11/19/15	775
USD	16,600	KRW	18,916,530	BNP Paribas S.A.	11/19/15	40
USD	33,042	KRW	37,355,791	JPMorgan Chase Bank N.A.	11/19/15	341
USD	71,500	ZAR	949,502	Goldman Sachs International	11/19/15	3,078
USD	71,500	ZAR	945,194	JPMorgan Chase Bank N.A.	11/19/15	3,388
ZAR	1,885,119	USD	143,000	Standard Chartered Bank	11/19/15	(7,156)
USD	441,790	MXN	7,277,823	State Street Bank and Trust Co.	11/20/15	1,708
USD	142,000	KRW	162,519,000	HSBC Bank PLC	11/30/15	(229)
USD	894,067	BRL	3,533,621	Goldman Sachs International	12/02/15	(13,419)
USD	60,000	BRL	237,426	Royal Bank of Scotland PLC	12/02/15	(974)
USD	3,739,641	EUR	3,384,000	Barclays Bank PLC	12/03/15	17,037
USD	35,377,002	GBP	23,045,000	Morgan Stanley & Co. International PLC	12/03/15	(142,701)
USD	264,475	PLN	995,006	Citibank N.A.	12/04/15	7,252
USD	956	PLN	3,557	Citibank N.A.	12/04/15	36
USD	240,605	PLN	912,814	Goldman Sachs International	12/04/15	4,629
USD	134,951	PLN	497,711	Standard Chartered Bank	12/04/15	6,285
USD	403,824	PLN	1,500,990	UBS AG	12/04/15	15,797
RUB	2,209,000	USD	32,726	Citibank N.A.	12/09/15	1,499
RUB	5,981,072	USD	87,443	HSBC Bank PLC	12/09/15	5,226
RUB	5,906,000	USD	84,263	Morgan Stanley & Co. International PLC	12/09/15	7,242
USD	23,595	RUB	1,625,837	Deutsche Bank AG	12/09/15	(1,595)
USD	183,226	RUB	12,852,559	JPMorgan Chase Bank N.A.	12/09/15	(15,907)
USD	22,176	RUB	1,382,000	Morgan Stanley & Co. International PLC	12/09/15	765
Total						$(298,660)

      OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
2-Year Interest Rate Swap	Deutsche Bank AG	Call	1.92%	Receive	KRW 3-month CD	11/09/16	KRW 911,735	$5,448

      OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
2-Year Interest Rate Swap	Deutsche Bank AG	Call	1.63%	Pay	KRW 3-month CD	11/09/16	KRW 911,735	$(1,004)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	53

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

      OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	HSBC Bank PLC	11/02/15	KRW	1,195.00	USD	213	—
USD Currency	Call	Deutsche Bank AG	11/25/15	KRW	1,140.00	USD	142	$1,761
USD Currency	Call	Goldman Sachs International	11/27/15	ZAR	14.40	USD	70	489
USD Currency	Put	HSBC Bank PLC	11/06/15	ZAR	13.25	USD	54	32
USD Currency	Put	Goldman Sachs International	11/12/15	MXN	16.40	USD	121	509
USD Currency	Put	HSBC Bank PLC	11/13/15	TRY	2.88	USD	209	554
USD Currency	Put	Deutsche Bank AG	11/27/15	ZAR	13.50	USD	157	941
NZD Currency	Put	Citibank N.A.	1/28/16	JPY	78.25	NZD	11,170	123,395
Total								$127,681

      OTC Options Written

Description	Put/ Call	Counterparty	Strike Price		Expiration Date	Notional Amount (000)		Value
USD Currency	Call	HSBC Bank PLC	KRW	1,235.00	11/02/15	USD	213	—
USD Currency	Call	HSBC Bank PLC	ZAR	14.77	11/06/15	USD	108	$(34)
USD Currency	Call	HSBC Bank PLC	BRL	3.60	11/09/15	USD	73	(5,735)
USD Currency	Call	Goldman Sachs International	MXN	17.00	11/12/15	USD	121	(215)
USD Currency	Call	HSBC Bank PLC	TRY	3.00	11/13/15	USD	209	(1,246)
USD Currency	Call	Deutsche Bank AG	ZAR	14.75	11/27/15	USD	125	(455)
USD Currency	Put	HSBC Bank PLC	KRW	1,145.00	11/02/15	USD	213	(1,262)
USD Currency	Put	HSBC Bank PLC	TRY	2.80	11/13/15	USD	209	(64)
USD Currency	Put	Deutsche Bank AG	KRW	1,110.00	11/25/15	USD	142	(359)
NZD Currency	Put	Citibank N.A.	JPY	72.51	1/28/16	NZD	11,170	(39,203)
NZD Currency	Put	Citibank N.A.	JPY	74.28	1/28/16	NZD	11,170	(56,093)
Total								$(104,666)

      Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.13%[1]	3-month LIBOR	N/A	8/25/25	USD	110	$764
2.27%[2]	3-month LIBOR	N/A	9/11/25	USD	68	(1,326)
Total						$(562)

[1] Trust receives the fixed rate and pays the floating rate.
[2] Trust pays the fixed rate and receives the floating rate.

      OTC Credit Default Swaps — Buy Protection

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Federation of Malaysia	1.00%	Citibank N.A.	12/20/20	USD	80	$3,813	$4,319	$(506)
Federation of Malaysia	1.00%	Citibank N.A.	12/20/20	USD	90	4,289	4,977	(688)
Federation of Malaysia	1.00%	Barclays Bank PLC	12/20/20	USD	104	4,967	5,483	(516)
Federation of Malaysia	1.00%	Bank of America N.A.	12/20/20	USD	113	5,374	6,278	(904)
Republic of Brazil	1.00%	Deutsche Bank AG	12/20/20	USD	80	11,962	12,312	(350)
Republic of Brazil	1.00%	Deutsche Bank AG	12/20/20	USD	134	20,036	19,740	296
Republic of Brazil	1.00%	Deutsche Bank AG	12/20/20	USD	82	12,261	13,241	(980)
Republic of Brazil	1.00%	Deutsche Bank AG	12/20/20	USD	71	10,616	11,545	(929)
Republic of Brazil	1.00%	Barclays Bank PLC	12/20/20	USD	27	4,037	4,431	(394)
Republic of Brazil	1.00%	Barclays Bank PLC	12/20/20	USD	16	2,392	2,660	(268)
Republic of Brazil	1.00%	Barclays Bank PLC	12/20/20	USD	63	9,420	10,546	(1,126)
Republic of Brazil	1.00%	Barclays Bank PLC	12/20/20	USD	78	11,663	13,028	(1,365)
Republic of Brazil	1.00%	Barclays Bank PLC	12/20/20	USD	58	8,672	9,600	(928)
Republic of Brazil	1.00%	Barclays Bank PLC	12/20/20	USD	47	7,027	7,779	(752)

See Notes to Financial Statements.

54	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

      OTC Credit Default Swaps — Buy Protection (continued)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Brazil	1.00%	Citibank N.A.	12/20/20	USD	245	$36,633	$37,241	$(608)
Republic of Brazil	1.00%	Bank of America N.A.	12/20/20	USD	98	14,654	14,795	(141)
Republic of Brazil	1.00%	Barclays Bank PLC	12/20/20	USD	80	11,962	12,072	(110)
Republic of Brazil	1.00%	Barclays Bank PLC	12/20/20	USD	80	11,962	12,226	(264)
Republic of Brazil	1.00%	Deutsche Bank AG	12/20/20	USD	90	13,457	14,091	(634)
Republic of South Africa	1.00%	Citibank N.A.	12/20/20	USD	80	5,810	5,489	321
Republic of South Africa	1.00%	Citibank N.A.	12/20/20	USD	80	5,810	5,595	215
Republic of South Africa	1.00%	Barclays Bank PLC	12/20/20	USD	80	5,810	5,542	268
Republic of South Africa	1.00%	Barclays Bank PLC	12/20/20	USD	240	17,465	16,081	1,384
Republic of South Africa	1.00%	Bank of America N.A.	12/20/20	USD	80	5,822	5,449	373
Republic of South Africa	1.00%	Goldman Sachs International	12/20/20	USD	132	9,589	9,901	(312)
United Mexican States	1.00%	Citibank N.A.	6/20/20	USD	604	10,594	5,409	5,185
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	604	12,676	7,380	5,296
Total						$278,773	$277,210	$1,563

      OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Dow Jones CDX North America Investment Grade, Series 9	5.00%	Bank of America N.A.	12/20/17	BBB-	USD	10,000	$626,786	$(369,856)	$996,642
Federation of Russia	1.00%	Bank of America N.A.	12/20/20	BB+	USD	240	(20,826)	(21,011)	185
Federation of Russia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	240	(20,826)	(21,011)	185
Federation of Russia	1.00%	Bank of America N.A.	12/20/20	BB+	USD	80	(6,942)	(7,021)	79
Federation of Russia	1.00%	Goldman Sachs International	12/20/20	BB+	USD	132	(11,434)	(12,123)	689
Federation of Russia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	198	(17,158)	(16,898)	(260)
Markit CMBX North America, Series 7	3.00%	Barclays Bank PLC	1/17/47	BBB-	USD	10,000	(353,452)	(554,548)	201,096
Markit CMBX North America, Series 7	3.00%	Barclays Bank PLC	1/17/47	BBB-	USD	5,000	(176,726)	(276,951)	100,225
Markit CMBX North America, Series 8	3.00%	Goldman Sachs International	10/17/57	BBB-	USD	10,000	(995,298)	(1,123,048)	127,750
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	48	(2,732)	(2,301)	(431)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	48	(2,732)	(2,343)	(389)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	48	(2,732)	(2,383)	(349)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	44	(2,482)	(2,262)	(220)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	604	(10,594)	(5,692)	(4,902)
United Mexican States	1.00%	Citibank N.A.	9/20/20	BBB+	USD	604	(12,676)	(6,998)	(5,678)
Total							$(1,009,824)	$(2,424,446)	$1,414,622

[1] Using Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

      OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.67%[1]	3-month KRWCD	Bank of America N.A.	N/A	6/08/17	KRW	1,146,756	$1,684	$3	$1,681
2.34%[1]	7-day CNRR	Bank of America N.A.	N/A	7/10/17	CNY	17,030	1,302	—	1,302
7.54%[1]	3-month JIBAR	Citibank N.A.	8/25/16[2]	8/25/17	ZAR	14,135	2,834	—	2,834
7.57%[1]	3-month JIBAR	Citibank N.A.	8/26/16[2]	8/26/17	ZAR	7,940	1,737	—	1,737
7.45%[1]	3-month JIBAR	Bank of America N.A.	8/29/16[2]	8/29/17	ZAR	14,135	1,933	—	1,933
7.48%[1]	3-month JIBAR	Bank of America N.A.	8/29/16[2]	8/29/17	ZAR	9,690	1,516	—	1,516
7.59%[1]	3-month JIBAR	Citibank N.A.	9/05/16[2]	9/05/17	ZAR	6,190	1,342	—	1,342
4.64%[1]	1-month MXIBTIIE	Goldman Sachs International	10/05/16[2]	10/04/17	MXN	8,966	(251)	—	(251)
4.65%[1]	1-month MXIBTIIE	Bank of America N.A.	10/05/16[2]	10/04/17	MXN	2,898	(73)	—	(73)
4.55%[3]	3-month KLIBOR	Citibank N.A.	N/A	9/11/20	MYR	1,275	(3,905)	—	(3,905)
4.34%[3]	3-month KLIBOR	Bank of America N.A.	N/A	9/18/20	MYR	1,277	(912)	9	(921)
6.32%[1]	1-month MXIBTIIE	Morgan Stanley Capital Services LLC	N/A	7/17/25	MXN	5,813	1,670	(30)	1,700
6.33%[1]	1-month MXIBTIIE	Citibank N.A.	N/A	7/17/25	MXN	2,897	897	(15)	912
6.32%[1]	1-month MXIBTIIE	Goldman Sachs International	N/A	8/06/25	MXN	8,688	2,316	(43)	2,359
6.31%[3]	1-month MXIBTIIE	Deutsche Bank AG	N/A	8/11/25	MXN	6,393	(1,260)	—	(1,260)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	55

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

      OTC Interest Rate Swaps (continued)

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.31%[3]	1-month MXIBTIIE	Bank of America N.A.	N/A	8/11/25	MXN	1,723	$(361)	$—	$(361)
6.31%[3]	1-month MXIBTIIE	Bank of America N.A.	N/A	8/11/25	MXN	1,723	(361)	—	(361)
Total							$10,108	$(76)	$10,184

[1] Trust pays the floating rate and receives the fixed rate.
[2] Forward swap.
[3] Trust pays the fixed rate and receives the floating rate.

Transactions in Options Written for the Year Ended October 31, 2015

	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of year	—	—	—	40	—	$5,938
Options written	49	923,068	$51,419	30	24,535	117,553
Options exercised	(5)	(408)	(2,000)	—	—	—
Options expired	—	(408)	(4,080)	(52)	(978)	(14,439)
Options closed	(44)	(9,668)	(34,486)	(18)	(653)	(7,396)

Outstanding options, end of year	—	912,584	$10,853	—	22,904	$101,656

[1] Amount shown is in the currency in which the transaction was denominated.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$87,196	—	$87,196
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$599,010	—	—	599,010
Options purchased	Investments at value — unaffiliated[2];	—	—	—	127,681	5,448	—	133,129
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$1,717,399	—	—	17,328	—	1,734,727
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	764	—	764

Total		—	$1,717,399	—	$726,691	$110,736	—	$2,554,826

Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$12,183	—	$12,183
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$897,670	—	—	897,670
Options written	Options written at value;	—	—	—	104,666	1,004	—	105,670
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$2,448,450	—	—	7,220	—	2,455,670
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	1,326	—	1,326

Total		—	$2,448,450	—	$1,002,336	$21,733	—	$3,472,519

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2] Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

56	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

For the year ended October 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Realized Gain (Loss) From:
Financial futures contracts	—	—	—	—	$(3,381,925)	—	$(3,381,925)
Forward foreign currency exchange contracts	—	—	—	$2,391,008	—	—	2,391,008
Options purchased[1]	—	—	—	(49,482)	(51,397)	—	(100,879)
Options written	—	—	—	8,969	12,602	—	21,571
Swaps	—	$331,027	—	—	(250,362)	—	80,665

Total	—	$331,027	—	$2,350,495	$(3,671,082)	—	$(989,560)

[1] Options purchased are included in net realized gain (loss) from investments.
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$769,706	—	$769,706
Forward foreign currency exchange contracts	—	—	—	$(329,633)	—	—	(329,634)
Options purchased[1]	—	—	—	(8,712)	18,025	—	9,313
Options written	—	—	—	7,341	(6,190)	—	1,151
Swaps	—	$395,317	—	—	92,850	—	488,167

Total	—	$395,317	—	$(331,005)	$874,391	—	$938,703

[1] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$4,016,517
Average notional value of contracts — short	$144,348,055
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$73,732,174
Average amounts sold — in USD	$25,546,509
Options:
Average value of option contracts purchased	$37,833
Average value of option contracts written	$32,393
Average notional value of swaption contracts purchased	$394,723
Average notional value of swaption contracts written	$394,723
Credit default swaps:
Average notional value — buy protection	$3,956,757
Average notional value — sell protection	$18,487,885
Interest rate swaps:
Average notional value — pays fixed rate	$1,885,268
Average notional value — receives fixed rate	$10,434,220

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$14,042		$26,620
Forward foreign currency exchange contracts	599,010		897,670
Options	133,129	[1]	105,670
Swaps — Centrally cleared	299		187
Swaps — OTC[2]	1,734,727		2,455,670

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,481,207		$3,485,817

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(14,341)		(26,807)

Total derivative assets and liabilities subject to an MNA	$2,466,866		$3,459,010

[1] Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.
[2] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	57

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$1,043,927	$(411,243)	—	$(632,684)	—
Barclays Bank PLC	545,104	(545,104)	—	—	—
BNP Paribas S.A.	156	(156)	—	—	—
Citibank N.A.	209,844	(209,844)	—	—	—
Credit Suisse International	1,433	(1,433)	—	—	—
Deutsche Bank AG	124,766	(7,977)	—	—	$116,789
Goldman Sachs International	372,229	(372,229)	—	—	—
HSBC Bank PLC	5,812	(5,812)	—	—	—
JPMorgan Chase Bank N.A.	48,403	(16,377)	—	—	32,026
Morgan Stanley & Co. International PLC	14,860	(14,860)	—	—	—
Morgan Stanley Capital Services LLC	1,700	(30)	—	—	1,670
Royal Bank of Scotland PLC	68	(68)	—	—	—
Standard Chartered Bank	7,534	(7,156)	—	—	378
State Street Bank and Trust Co.	75,170	—	—	—	75,170
UBS AG	15,860	(886)	—	—	14,974

Total	$2,466,866	$(1,593,175)	—	$(632,684)	$241,007

	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$411,243	$(411,243)	—	—	—
Barclays Bank PLC	886,069	(545,104)	—	—	$340,965
BNP Paribas S.A.	1,884	(156)	—	—	1,728
Citibank N.A.	353,708	(209,844)	—	—	143,864
Credit Suisse International	3,110	(1,433)	—	—	1,677
Deutsche Bank AG	7,977	(7,977)	—	—	—
Goldman Sachs International	1,189,441	(372,229)	—	—	817,212
HSBC Bank PLC	9,227	(5,812)	—	—	3,415
JPMorgan Chase Bank N.A.	16,377	(16,377)	—	—	—
Morgan Stanley & Co. International PLC	562,713	(14,860)	—	—	547,853
Morgan Stanley Capital Services LLC	30	(30)
Royal Bank of Scotland PLC	9,189	(68)	—	—	9,121
Standard Chartered Bank	7,156	(7,156)	—	—	—
UBS AG	886	(886)	—	—	—

Total	$3,459,010	$(1,593,175)	—	—	$1,865,835

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[3] Net amount represents the net amount receivable from the counterparty in the event of default.
[4] Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

58	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$189,369,756	$65,179,443	$254,549,199
Corporate Bonds	—	399,988,252	515,294	400,503,546
Floating Rate Loan Interests	—	20,978,437	41,246,750	62,225,187
Foreign Agency Obligations	—	22,010,739	—	22,010,739
Non-Agency Mortgage-Backed Securities	—	281,338,212	26,217,945	307,556,157
Preferred Securities	$17,787,571	142,755,956	1,833,459	162,376,986
Short-Term Securities	6,140,532	—	—	6,140,532
Options Purchased:
Interest Rate Contracts	—	5,448	—	5,448
Currency Contracts	—	127,681	—	127,681

Total	$23,928,103	$1,056,574,481	$134,992,891	$1,215,495,475

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,440,189	—	$1,440,189
Foreign currency exchange contracts	—	599,010	—	599,010
Interest rate contracts	$87,196	18,080	—	105,276
Liabilities:
Credit contracts	—	(24,004)	—	(24,004)
Foreign currency exchange contracts	—	(1,002,336)	—	(1,002,336)
Interest rate contracts	(12,183)	(9,462)	—	(21,645)

Total	$75,013	$1,021,477	—	$1,096,490

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,711,034	—	—	$1,711,034
Cash pledged for centrally cleared swaps	1,600	—	—	1,600
Cash pledged for financial futures contracts	781,400	—	—	781,400
Foreign currency at value	1,438,640	—	—	1,438,640
Cash pledged as collateral for reverse repurchase agreements	1,881,755	—	—	1,881,755
Liabilities:
Reverse repurchase agreements	—	$(510,352,370)	—	(510,352,370)
Cash received as collateral for OTC derivatives	—	(660,000)	—	(660,000)

Total	$5,814,429	$(511,012,370)	—	$(505,197,941)

During the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	59

Schedule of Investments (concluded)	BlackRock Multi-Sector Income Trust (BIT)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Securities	Total
Assets:
Opening balance, as of October 31, 2014	$12,930,162	$4,353,024	$26,369,600	$24,087,773	—	$67,740,559
Transfers into Level 3[1]	—	—	132,297	—	$1,824,664	1,956,961
Transfers out of Level 3[2]	(951,300)	(4,353,024)	—	(4,595,625)	—	(9,899,949)
Accrued discounts/premiums	279,548	—	(4,001)	289,085	—	564,632
Net realized gain (loss)	70,117	—	16,846	955,111	—	1,042,074
Net change in unrealized appreciation (depreciation)[3,4]	(3,230,594)	(146)	(79,769)	(421,837)	8,795	(3,723,551)
Purchases	61,421,265	515,440	22,040,000	10,563,459	—	94,540,164
Sales	(5,339,755)	—	(7,228,223)	(4,660,021)	—	(17,227,999)

Closing Balance, as of October 31, 2015	$65,179,443	$515,294	$41,246,750	$26,217,945	$1,833,459	$134,992,891

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2015[4]	$(3,139,132)	$(146)	$(45,169)	$(421,837)	$8,795	$(3,597,489)

[1]    As of October 31, 2015, the Trust used observable inputs in determining the value of certain investments. As of October 31, 2015, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $1,956,961 were transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]    As October 31, 2015, the Trust used significant unobservable inputs in determining the value of certain investments. As of October 31, 2015, the Trust used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $ 9,899,949 were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3] Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[4]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

60	ANNUAL REPORT	OCTOBER 31, 2015

Statements of Assets and Liabilities

October 31, 2015	BlackRock Credit Allocation Income Trust (BTZ)		BlackRock Floating Rate Income Trust (BGT)	BlackRock Multi-Sector Income Trust (BIT)

Assets
Investments at value — unaffiliated[1]	$2,198,242,197		$442,810,844	$1,209,354,943
Investments at value — affiliated[2]	610,104		1,094,113	6,140,532
Cash	1,697,637		948,823	1,711,034
Cash pledged:
Financial futures contracts	4,302,780		—	781,400
Centrally cleared swaps	9,035,930		—	1,600
Collateral — reverse repurchase agreements	2,704,000		—	1,881,755
Foreign currency at value[3]	8,883		5,141	1,438,640
Receivables:
Interest	29,339,749		1,699,729	10,710,297
Investments sold	794,525		6,399,408	19,929,530
Dividends	61,272		—	135,787
Swaps	51,769		—	102,675
Reverse repurchase agreements	—		—	17,224,000
Swap premiums paid	263,606		—	277,222
Unrealized appreciation on:
OTC swaps	1,312,144		—	1,457,505
Forward foreign currency exchange contracts	—		79,201	599,010
Variation margin receivable on financial futures contracts	715,208		—	14,042
Variation margin receivable on centrally cleared swaps	—		—	299
Prepaid expenses	6,531		1,442	2,320

Total assets	2,249,146,335		453,038,701	1,271,762,591

Liabilities
Cash received as collateral for OTC derivatives	1,000,000		—	660,000
Options written at value[4]	21,225		—	105,670
Reverse repurchase agreements	685,715,941		—	510,352,370
Payables:
Investments purchased	8,560,108		12,754,803	29,368,700
Investment advisory fees	1,172,646		282,167	838,509
Officer’s and Trustees’ fees	609,747		188,481	37,970
Income dividends	359,474		28,079	281,342
Other accrued expenses	266,647		186,966	237,796
Swaps	126,776		—	68,413
Bank borrowings	—		104,000,000	—
Interest expense	—		86,286	—
Swap premiums received	627,310		—	2,424,534
Unrealized depreciation on:
Forward foreign currency exchange contracts	—		68,145	897,670
OTC swaps	905,197		—	31,136
Variation margin payable on centrally cleared swaps	498,178		—	187
Variation margin payable on financial futures contracts	160,317		—	26,620
Commitments and contingencies	—	[5]	—	—	[5]

Total liabilities	700,023,566		117,594,927	545,330,917

Net Assets	$1,549,122,769		$335,443,774	$726,431,674

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	61

Statements of Assets and Liabilities (concluded)

October 31, 2015	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)	BlackRock Multi-Sector Income Trust (BIT)

Net Assets Consist of
Paid-in capital[6,7,8]	$1,828,243,993	$427,370,162	$727,781,455
Undistributed (distributions in excess of) net investment income	1,190,408	82,859	(695,116)
Accumulated net realized gain (loss)	(333,358,869)	(82,309,514)	1,412,718
Net unrealized appreciation (depreciation)	53,047,237	(9,699,733)	(2,067,383)

Net Assets	$1,549,122,769	$335,443,774	$726,431,674

Net asset value	$14.33	$14.18	$18.91

[1] Investments at cost — unaffiliated	$2,131,712,752	$452,534,387	$1,212,750,395
[2] Investments at cost — affiliated	$610,104	$1,094,113	$6,140,532
[3] Foreign currency at cost	$9,216	$5,200	$1,443,404
[4] Premiums received	$1,061,185	—	$112,509
[5] See Note 4 of the Notes to Financial Statements for details of commitments.
[6] Par value per share	$0.001	$0.001	$0.001
[7] Shares outstanding	108,088,170	23,663,232	38,421,624
[8] Shares authorized	unlimited	unlimited	unlimited

See Notes to Financial Statements.

62	ANNUAL REPORT	OCTOBER 31, 2015

Statements of Operations

Year Ended October 31, 2015	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)[1]	BlackRock Multi-Sector Income Trust (BIT)

Investment Income
Interest	$117,361,043	$23,593,384	$71,789,994
Dividends — unaffiliated	4,586,641	80,495	3,244,037
Dividends — affiliated	7,660	420	23,186

Total income	121,955,344	23,674,299	75,057,217

Expenses
Investment advisory	14,578,884	3,539,981	10,663,400
Professional	311,849	181,373	254,123
Accounting services	174,298	56,119	101,246
Transfer agent	153,275	43,037	49,541
Custodian	134,103	155,701	151,559
Officer and Trustees	104,014	17,492	66,355
Registration	38,154	9,042	13,604
Printing	35,901	17,579	23,865
Miscellaneous	149,742	44,965	93,702

Total expenses excluding interest expense	15,680,220	4,065,289	11,417,395
Interest expense	2,966,675	1,223,715	4,167,700

Total expenses	18,646,895	5,289,004	15,585,095
Less:
Fees waived by the Manager	(6,242)	(556)	(17,306)
Fees paid indirectly	(223)	—	(178)

Total expenses after fees waived and paid indirectly	18,640,430	5,288,448	15,567,611

Net investment income	103,314,914	18,385,851	59,489,606

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(15,281,889)	(7,912,142)	(13,211,471)
Financial futures contracts	(901,072)	—	(3,381,925)
Foreign currency transactions	(3,550)	1,644,738	2,817,102
Options written	4,676,733	—	21,571
Swaps	(4,158,379)	(43,669)	80,665

	(15,668,157)	(6,311,073)	(13,674,058)

Net change in unrealized appreciation (depreciation) on:
Investments	(80,419,460)	(2,044,475)	(26,788,430)
Financial futures contracts	(3,241,507)	—	769,706
Foreign currency translations	324	(98,096)	(181,124)
Options written	(3,970,751)	—	1,151
Swaps	(6,921,387)	—	488,167
Unfunded floating rate loan interests	—	25,380	—

	(94,552,781)	(2,117,191)	(25,710,530)

Net realized and unrealized loss	(110,220,938)	(8,428,264)	(39,384,588)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,906,024)	$9,957,587	$20,105,018

[1] Consolidated Statement of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	63

Statements of Changes in Net Assets

	BlackRock Credit Allocation Income Trust (BTZ)
	Year Ended October 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$103,314,914	$107,032,500
Net realized gain (loss)	(15,668,157)	3,086,038
Net change in unrealized appreciation (depreciation)	(94,552,781)	35,033,900

Net increase (decrease) in net assets resulting from operations	(6,906,024)	145,152,438

Distributions to Shareholders[1]
From net investment income	(97,419,415)	(104,413,172)
From return of capital	(6,993,757)	—

Decrease in net assets resulting from distributions to shareholders	(104,413,172)	(104,413,172)

Net Assets
Total increase (decrease) in net assets	(111,319,196)	40,739,266
Beginning of year	1,660,441,965	1,619,702,699

End of year	$1,549,122,769	$1,660,441,965

Undistributed net investment income, end of year	$1,190,408	$290,393

	BlackRock Floating Rate Income Trust (BGT)[2]
	Year Ended October 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$18,385,851	$19,977,444
Net realized gain (loss)	(6,311,073)	7,113,737
Net change in unrealized appreciation (depreciation)	(2,117,191)	(12,444,550)

Net increase in net assets resulting from operations	9,957,587	14,646,631

Distributions to Shareholders[1]
From net investment income	(19,181,416)	(19,919,709)

Net Assets
Total decrease in net assets	(9,223,829)	(5,273,078)
Beginning of year	344,667,603	349,940,681

End of year	$335,443,774	$344,667,603

Undistributed net investment income, end of year	$82,859	$984,527

[1] Distributions for annual periods determined in accordance with federal income tax regulations.
[2] Consolidated Statements of Changes.

See Notes to Financial Statements.

64	ANNUAL REPORT	OCTOBER 31, 2015

Statements of Changes in Net Assets

	BlackRock Multi-Sector Income Trust (BIT)
	Year Ended October 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$59,489,606	$62,745,166
Net realized gain (loss)	(13,674,058)	2,105,011
Net change in unrealized appreciation (depreciation)	(25,710,530)	24,407,361

Net increase in net assets resulting from operations	20,105,018	89,257,538

Distributions to Shareholders[1]
From net investment income	(54,109,102)	(53,805,642)
From net realized gain	(2,923,957)	—

Decrease in net assets resulting from distributions to shareholders	(57,033,059)	(53,805,642)

Net Assets
Total increase (decrease) in net assets	(36,928,041)	35,451,896
Beginning of year	763,359,715	727,907,819

End of year	$726,431,674	$763,359,715

Undistributed (distributions in excess of) net investment income, end of year	$(695,116)	$856,831

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	65

Statements of Cash Flows

Year Ended October 31, 2015	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)[1]	BlackRock Multi-Sector Income Trust (BIT)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$(6,906,024)	$9,957,587	$20,105,018
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	584,772,810	242,818,020	425,246,507
Purchases of long-term investments	(491,608,965)	(203,819,085)	(253,370,370)
Net proceeds from sales of short-term securities	3,673,187	1,536,421	12,682,853
Amortization of premium and accretion of discount on investments	4,440,039	(460,334)	(12,613,351)
Net realized loss on investments and options written	13,892,865	8,147,839	18,616,002
Net unrealized loss on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	83,590,333	2,117,191	26,724,017
Premiums paid on closing options written	(5,024,060)	—	(40,833)
Premiums received from options written	3,307,008	—	168,972
(Increase) decrease in assets:
Cash Pledged:
Collateral — OTC derivatives	500,000	—	—
Collateral — reverse repurchase agreements	(2,704,000)	—	(340,226)
Centrally cleared swaps	(3,885,930)	—	1,023,400
Financial futures contracts	(3,949,780)	—	217,600
Receivables:
Dividends	7,591	—	46,875
Interest	2,245,686	213,428	2,508,931
Swaps	49,264	—	289,809
Swap premiums paid	250,282	—	(274,325)
Variation margin receivable on financial futures contracts	(441,646)	—	194,753
Variation margin receivable on centrally cleared swaps	376,026	—	5,144
Prepaid expenses	(354)	135	(84)
Increase (decrease) in liabilities:
Cash received:
Collateral — reverse repurchase agreements	—	—	(873,000)
Collateral — OTC derivatives	260,000	—	—
Payables:
Investment advisory fees	(97,170)	(20,305)	(139,704)
Interest expense	213,250	(118,676)	(211,183)
Other accrued expenses	(18,960)	6,023	(15,500)
Officer’s and Trustees’ fees	24,441	562	28,857
Swaps	(1,195)	—	(289,048)
Other liabilities	—	—	(832,628)
Variation margin payable on financial futures contracts	(240,186)	—	26,620
Variation margin payable on centrally cleared swaps	498,178	—	(78,387)
Swap premiums received	(235,154)	—	1,881,795

Net cash provided by operating activities	182,987,536	60,378,806	240,688,514

Cash Used for Financing Activities
Cash dividends paid to shareholders	(104,462,536)	(19,185,051)	(56,943,992)
Payments for bank borrowings	—	(185,000,000)	—
Proceeds from bank borrowings	—	144,000,000	—
Increase in bank overdraft	(26,363)	—	—
Net borrowing of reverse repurchase agreements	(76,791,885)	—	(182,450,532)

Net cash used for financing activities	(181,280,784)	(60,185,051)	(239,394,524)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$(331)	$(37)	$15,053

Cash and Foreign Currency
Net increase in cash	1,706,421	193,718	1,309,043
Cash and foreign currency at beginning of year	99	760,246	1,840,631

Cash and foreign currency at end of year	$1,706,520	$953,964	$3,149,674

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$2,753,425	$1,342,391	$4,378,883

[1] Consolidated Statement of Cash Flows.

See Notes to Financial Statements.

66	ANNUAL REPORT	OCTOBER 31, 2015

Financial Highlights	BlackRock Credit Allocation Income Trust (BTZ)

	Year Ended October 31,
	2015	2014	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.36	$14.99	$15.37		$13.94		$14.46

Net investment income[1]	0.96	0.99	0.97		0.94		0.88
Net realized and unrealized gain (loss)	(1.02)	0.35	(0.37)		1.43		(0.54)
Distributions to Preferred Shareholders from net investment income	—	—	—		—		(0.01)

Net increase (decrease) from investment operations	(0.06)	1.34	0.60		2.37		0.33

Distributions to Common Shareholders:[2]
From net investment income	(0.91)	(0.97)	(0.98)		(0.94)		(0.85)
From return of capital	(0.06)	—	—		—		—

Total distributions	(0.97)	(0.97)	(0.98)		(0.94)		(0.85)

Net asset value, end of year	$14.33	$15.36	$14.99		$15.37		$13.94

Market price, end of year	$12.53	$13.54	$12.97		$14.23		$12.08

Total Return Applicable to Common Shareholders[3]
Based on net asset value	0.48%	10.11%	4.86%		18.35%		3.28%

Based on market price	(0.33)%	12.18%	(2.01)%		26.44%		(0.60)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.16%	1.11%	1.15%	[4]	1.20%	[5]	1.09%	[6]

Total expenses after fees waived and paid indirectly	1.15%	1.11%	1.15%	[4]	1.20%	[5]	1.09%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense	0.97%	0.96%	1.00%	[4]	1.07%	[5]	0.99%	[6]

Net investment income	6.40%	6.48%	6.43%		6.53%		6.25%	[6]

Distributions to Preferred Shareholders	—	—	—		—		0.09%

Net investment income to Common Shareholders	6.40%	6.48%	6.43%		6.53%		6.16%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,549,123	$1,660,442	$1,619,703		$796,836		$722,337

Borrowings outstanding, end of year (000)	$685,716	$759,752	$812,028		$373,716		$339,303

Portfolio turnover rate	19%	29%	43%		37%		54%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.15%, 1.15% and 1.00%, respectively.

[5]

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.16%, 1.16% and 1.02%, respectively.

[6]	Does not reflect the effect of dividends to Preferred Shareholders.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	67

Financial Highlights	BlackRock Floating Rate Income Trust (BGT)

	Year Ended October 31,
	2015[1]	2014[1]	2013[1]	2012[1]		2011

Per Share Operating Performance
Net asset value, beginning of year	$14.57	$14.79	$14.52	$13.97		$14.48

Net investment income[2]	0.78	0.84	0.94	0.97		1.00
Net realized and unrealized gain (loss)	(0.36)	(0.22)	0.38	0.68		(0.42)
Distributions to Preferred Shareholders from net investment income	—	—	—	—		(0.00)[3]

Net increase from investment operations	0.42	0.62	1.32	1.65		0.58

Distributions to Common Shareholder from net investment income[4]	(0.81)	(0.84)	(1.05)	(1.10)		(1.09)

Net asset value, end of year	$14.18	$14.57	$14.79	$14.52		$13.97

Market price, end of year	$12.77	$13.18	$14.12	$15.07		$13.00

Total Return Applicable to Common Shareholders[5]
Based on net asset value	3.54%	4.60%	9.37%	12.37%		4.03%

Based on market price	3.08%	(0.89)%	0.60%	25.33%		(3.46)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55%	1.52%	1.57%	1.66%		1.73%	[6]

Total expenses after fees waived and paid indirectly	1.54%	1.52%	1.57%	1.61%		1.60%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense	1.19%	1.18%	1.19%	1.25%	[7]	1.24%	[6]

Net investment income	5.37%	5.71%	6.39%	6.87%		6.95%	[6]

Distributions to Preferred Shareholders	—	—	—	—		0.03%

Net investment income to Common Shareholders	5.37%	5.71%	6.39%	6.87%		6.92%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$335,444	$344,668	$349,941	$343,282		$329,831

Borrowings outstanding, end of year (000)	$104,000	$145,000	$152,000	$145,000		$122,000

Asset coverage, end of year per $1,000 of bank borrowings	$4,225	$3,377	$3,302	$3,367		3,704

Portfolio turnover rate	42%	64%	72%	65%		89%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Does not reflect the effect of dividends to Preferred Shareholders.

[7]	For the year ended October 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.14%.

See Notes to Financial Statements.

68	ANNUAL REPORT	OCTOBER 31, 2015

Financial Highlights	BlackRock Multi-Sector Income Trust (BIT)

	Year Ended October 31,			Period February 27, 2013[1] to October 31,
	2015		2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$19.87		$18.95	$19.10	[2]

Net investment income[3]	1.55		1.62	1.02
Net realized and unrealized gain (loss)	(1.03)		0.70	(0.35)

Net increase (decrease) from investment operations	0.52		2.32	0.67

Distributions[4]:
From net investment income	(1.40)		(1.40)	(0.70)
From net realized gain	(0.08)		—	—
From return of capital	—		—	(0.12)

Total distributions	(1.48)		(1.40)	(0.82)

Net asset value, end of period	$18.91	[5]	$19.87	$18.95

Market price, end of period	$16.31		$17.79	$17.04

Total Return[6]
Based on net asset value	3.87%	[5]	13.40%	4.04%	[7]

Based on market price	0.06%		12.91%	(10.66)%	[7]

Ratios to Average Net Assets
Total expenses	2.09%	[8]	2.04%	1.67%	[9]

Total expenses after fees waived and paid indirectly	2.09%	[8]	2.04%	1.67%	[9]

Total expenses after fees waived and paid indirectly and excluding interest expense	1.53%	[8]	1.52%	1.33%	[9]

Net investment income	7.97%	[8]	8.27%	8.05%	[9]

Supplemental Data
Net assets, end of period (000)	$726,432		$763,360	$727,908

Borrowings outstanding, end of period (000)	$510,352		$707,294	$552,040

Portfolio turnover rate	21%		29%	77%	[10]

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

[6]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended October 31, 2015.

[9]	Annualized.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 54%.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	69

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts” or individually, a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Credit Allocation Income Trust	BTZ	Delaware	Non-diversified
BlackRock Floating Rate Income Trust	BGT	Delaware	Non-diversified
BlackRock Multi-Sector Income Trust	BIT	Delaware	Non-diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BGT include the accounts of BGT Subsidiary, LLC (the “Taxable Subsidiary”). As of December 19, 2014, the Taxable Subsidiary, which was wholly owned by the Trust, was dissolved. The Taxable Subsidiary enabled BGT to hold an investment in an operating company and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary were taxable to such subsidiary. There was no tax provision required for income or realized gains during the period.

Effective October 14, 2015, BIT formed the BIT Subsidiary, LLC (“BIT Subsidiary”). The BIT Subsidiary enables BIT to hold an investment in an operating company and satisfy RIC tax requirements. Income earned and gains realized on the investment held by the BIT Subsidiary are taxable to the subsidiary. BIT may invest up to 25% of its total assets in the BIT Subsidiary. The BIT Subsidiary held no investments from inception to October 31, 2015. The BIT Subsidiary is subject to the same investment policies and restrictions that apply to BIT.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Trust’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g. financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Trust’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated

70	ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Trusts have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Trust’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of each Trust’s distributions paid during the year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Trusts’ financial statement disclosures.

Indemnifications: In the normal course of business, each Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective September 2015, the arrangement with their custodian for earning credits on uninvested cash balances has ceased and the custodian will be imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of

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Notes to Financial Statements (continued)

business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trusts’ net assets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

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Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Trust’s investments and derivative instruments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Trust may subsequently have to reinvest the proceeds at lower interest rates. If a Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass through securities, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), which are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages

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Notes to Financial Statements (continued)

rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trusts’ initial investment in the IOs may not be fully recouped.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: Capital trusts and/or trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a Trust to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Trusts may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Trusts’ investment policies.

When a Trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Trusts may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Trust having a contractual relationship only with the lender, not with the borrower. A Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Trust assumes the credit risk of both the borrower and the lender that is selling the Participation. The Trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Trust having a direct contractual relationship with the borrower, and the Trust may enforce compliance by the borrower with the terms of the loan agreement.

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Notes to Financial Statements (continued)

In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a Trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had no unfunded floating rate loan interests.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trust may be required to pay more at settlement than the security is worth. In addition, the Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Commitments: Certain Trusts may enter into commitments, or agreements, to acquire an investment at a future date (subject to certain conditions) in connection with a potential public or non-public offering. Such agreements may obligate the Trust to make future cash payments. As of October 31, 2015, BTZ and BIT had an outstanding commitment of $16,315,000 and $3,100,000, respectively, in connection with the Chapter 11 case of Energy Future Holdings Corp., et al. These commitments are not included in the net assets of the Trusts as of October 31, 2015.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Trust would still be required to pay the full repurchase price. Further, a Trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Trust to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Trust may receive a fee for use of the security by the counterparty, which may result in interest income to a Trust.

For the year ended October 31, 2015, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rates for the Trusts were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
BTZ	$736,929,193	0.40%
BIT	$586,411,240	0.71%

Reverse repurchase transactions are entered into by a Trust under Master Repurchase Agreements (each, an “MRA”), which permit a Trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Trust. With reverse repurchase transactions, typically a Trust and the counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Trust receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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Notes to Financial Statements (continued)

As of period end, the following table is a summary of the Trusts’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BTZ
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount
Barclays Capital Inc.	$86,252,458	$(86,252,458)	—	—
BNP Paribas Securities Corp.	168,358,348	(168,358,348)	—	—
Credit Suisse Securities (USA) LLC	43,524,342	(43,524,342)	—	—
Deutsche Bank AG London	4,468,973	(4,468,973)	—	—
HSBC Securities (USA) Inc.	20,130,965	(20,130,965)	—	—
RBC Capital Markets, LLC	226,309,044	(226,309,044)	—	—
UBS Securities LLC	136,671,811	(136,671,811)	—	—

Total	$685,715,941	$(685,715,941)	—	—

BIT
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount[2]
Barclays Bank PLC	$7,973,535	$(7,973,535)	—	—
Barclays Capital, Inc.	62,951,346	(62,951,346)	—	—
BNP Paribas Securities Corp.	56,402,395	(56,402,395)	—	—
Credit Suisse Securities (USA) LLC	4,476,918	(4,476,918)	—	—
Deutsche Bank Securities, Inc.	134,298,229	(134,298,229)	—	—
HSBC Securities (USA), Inc.	2,910,617	(2,902,916)	—	$7,701
JPMorgan Securities LLC	7,614,333	(7,614,333)	—	—
Morgan Stanley & Co. LLC	5,387,452	(5,387,452)	—	—
RBC Capital Markets, LLC	26,836,225	(26,836,225)	—	—
UBS Limited	9,803,435	(9,803,435)	—	—
UBS Securities LLC	191,697,885	(191,697,885)	—	—

Total	$510,352,370	$(510,344,669)	—	$7,701

[1]

Net collateral with a value of $724,630,737 for BTZ and $579,987,526 for BIT has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount reflects the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Trust’s obligation to repurchase the securities.

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage economically their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Certain Trusts invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

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Notes to Financial Statements (continued)

Forward Foreign Currency Exchange Contracts: Certain Trusts enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Trusts, help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Trusts as an unrealized gain or loss. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments including equity risk and/or interest rate risk and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Trusts also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Trusts but not yet delivered, or committed or anticipated to be purchased by the Trusts.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Trusts enter into swap agreements in which the Trusts and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Trusts for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Trusts will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

ANNUAL REPORT	OCTOBER 31, 2015	77

Notes to Financial Statements (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Trusts enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Forward interest rate swaps — Certain Trusts enter into forward interest rate swaps. In a forward swap, each Trust and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

•

Interest rate swaps — Certain Trusts enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Master Netting Arrangements: In order to better define the Trusts’ contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of their ISDA Master Agreements. The result would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, a Trust’s counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Trusts generally agree not to use non-cash collateral that they receive but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, the Trusts may pay interest pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, the Trusts bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, the Trusts bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contracts.

78	ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”), for 1940 Act purposes.

Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of BTZ’s and BGT’s average weekly (average daily for BIT’s) Managed Assets at the following annual rates:

BTZ	0.62%
BGT	0.75%
BIT	0.80%

“Managed Assets” means the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage).

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investments in other affiliated investment companies, if any. These amounts are shown as fees waived by the Manager in the Statements of Operations.

The Manager provided investment management and other services to the Taxable Subsidiary. The Manager did not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, BGT paid the Manager based on BGT’s net assets, which included the assets of the Taxable Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), an affiliate of the Manager, to serve as sub-advisor for BIT. The Manager pays BRS, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by BIT to the Manager.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended October 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act for BIT were $58,980 and $266,279, respectively.

7. Purchases and Sales:

For the year ended October 31, 2015, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

Purchases	BTZ	BGT	BIT
Non-U.S. Government Securities	$374,521,179	$199,814,591	$279,167,334
U.S. Government Securities	75,193,957	—	—

Total Purchases	$449,715,136	$199,814,591	$279,167,334

Sales	BTZ	BGT	BIT
Non-U.S. Government Securities	$457,390,174	$241,069,741	$439,364,452
U.S. Government Securities	95,393,614	—	—

Total Sales	$552,783,788	$241,069,741	$439,364,452

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on BTZ’s and BGT’s U.S. federal tax returns remains open for each of the four years ended October 31, 2015. The statute of limitations on BIT’s U.S. federal tax returns remains open for the period ended October 31, 2013 and the two years ended October 31, 2015. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

ANNUAL REPORT	OCTOBER 31, 2015	79

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Trusts as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, amortization and accretion methods on fixed income securities, the characterization of expenses and income from a wholly owned subsidiary, the classification of investments, the accounting for swap agreements, income recognized from pass-through entities, and the expiration of capital loss carryforward were reclassified to the following accounts:

	BTZ	BGT	BIT
Paid-in capital	$(56,798,160)	$(1,694,797)	—
Undistributed (distributions in excess of) net investment income	$(4,995,484)	$(106,103)	$(6,932,451)
Accumulated net realized gain (loss)	$61,793,644	$1,800,900	$6,932,451

The tax character of distributions paid was as follows:

		BTZ	BGT	BIT
Ordinary income	10/31/2015	$97,419,415	$19,181,416	$55,119,342
	10/31/2014	104,413,172	19,919,709	53,805,642
Long-term capital gain	10/31/2015	—	—	1,913,717
Return of capital	10/31/2015	6,993,757	—	—

Total	10/31/2015	$104,413,172	$19,181,416	$57,033,059

	10/31/2014	$104,413,172	$19,919,709	$53,805,642

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BTZ	BGT	BIT
Undistributed ordinary income	—	$1,664,487	$7,956,451
Capital loss carryforwards	$(335,989,171)	(82,278,116)	(13,616,248)
Net unrealized gains (losses)[1]	56,867,947	(11,312,759)	4,310,016

Total	$(279,121,224)	$(91,926,388)	$(1,349,781)

[1]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, the classification of investments and the deferral of compensation to trustees.

As of period end, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	BTZ	BGT	BIT
No expiration date[2]	$14,123,812	$5,826,539	$13,616,248
2016	121,634,930	14,130,109	—
2017	158,120,431	45,385,443	—
2018	31,756,723	16,526,601	—
2019	10,353,275	409,424	—

Total	$335,989,171	$82,278,116	$13,616,248

[2]	Must be utilized prior to losses subject to expiration.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BTZ	BGT	BIT
Tax cost	$2,131,938,665	$455,044,256	$1,211,101,013

Gross unrealized appreciation	$116,958,242	$2,291,123	$23,978,864
Gross unrealized depreciation	(50,044,606)	(13,430,422)	(19,584,402)

Net unrealized appreciation (depreciation)	$66,913,636	$(11,139,299)	$4,394,462

9. Bank Borrowings:

BGT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to BGT. As of period end, BGT has not received any notice to terminate. BGT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for a maximum commitment amount of $172,000,000.

80	ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

Advances will be made by SSB to BGT, at BGT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, BGT pays a facility fee and utilization fee (based on the daily unused portion of the commitment). The commitment fees are waived if BGT meets certain conditions. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to BGT as of period end are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

BGT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For year ended October 31, 2015, the average amount of bank borrowings and daily weighted average interest rates for BGT with loans under the revolving credit agreements, were $129,575,342 and 0.94%, respectively.

10. Principal Risks:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers of securities owned by the Trusts. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Trusts may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trusts to reinvest in lower yielding securities. The Trusts may also be exposed to reinvestment risk, which is the risk that income from the Trusts’ portfolios will decline if the Trusts invest the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Trusts portfolios’ current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with their counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk:

As of period end, BIT invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Trust and could affect the value, income and/or liquidity of positions in such securities.

ANNUAL REPORT	OCTOBER 31, 2015	81

Notes to Financial Statements (concluded)

Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

The Trusts are each authorized to issue an unlimited number of $0.001 par value shares, which may be issued as either Common Shares or Preferred Shares.

Common Shares

Shares issued and outstanding remained constant during the years ended October 31, 2015 and October 31, 2014, respectively, for each Trust.

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on November 30, 2015 to shareholders of record on November 16, 2015:

Common Dividend Per Share
BTZ	$0.0805
BGT	$0.0583
BIT	$0.1167

Additionally, the Trusts declared a net investment income dividend on December 1, 2015 payable to Common Shareholders of record on December 18, 2015 for the same amounts noted above.

Additionally, the Trusts declared a distribution in the following amounts per share on December 18, 2015 payable to Common Shareholders of record on December 31, 2015 as follows:

Common Dividend Per Share
BTZ	$0.080500
BGT	$0.058300
BIT[1]	$0.202589

[1]	Includes special distribution of $0.085889.

82	ANNUAL REPORT	OCTOBER 31, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Credit Allocation Income Trust, BlackRock Floating Rate Income Trust and BlackRock Multi-Sector Income Trust:

We have audited the accompanying statement of assets and liabilities of BlackRock Credit Allocation Income Trust, including the schedule of investments, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying statement of assets and liabilities of BlackRock Floating Rate Income Trust, including the schedule of investments, as of October 31, 2015, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (consolidated financial highlights for each of the four years ended October 31, 2015). We have also audited the accompanying statement of assets and liabilities of BlackRock Multi-Sector Income Trust (collectively with the aforementioned funds above, the “Trusts”), including the schedule of investments, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years ended October 31, 2015, and the financial highlights for the period February 27, 2013 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Credit Allocation Income Trust as of October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, the financial position of BlackRock Floating Rate Income Trust as of October 31, 2015, the results of its consolidated operations and its consolidated cash flows for the year then ended, the changes in its consolidated net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (consolidated financial highlights for each of the four years ended October 31, 2015), and the financial position of BlackRock Multi-Sector Income Trust as of October 31, 2015, the results of its operations and its cash flows for the year then ended, and the changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years ended October 31, 2015, and the financial highlights for the period February 27, 2013 (commencement of operations) to October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

December 23, 2015

Important Tax Information (Unaudited)

During the fiscal year ended October 31, 2015, the following information is provided with respect to the ordinary income distributions paid by the Trusts:

	Payable Dates	BTZ	BGT	BIT
Qualified Dividend Income for Individuals[1]	November 2014 - January 2015	6.66%	—	15.56%
	February 2015 - October 2015	10.48%	—	9.23%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	November 2014 - January 2015	5.44%	—	12.80%
	February 2015 - October 2015	8.28%	—	5.79%
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents[2]	November 2014 - January 2015	75.27%	65.94%	54.49%
	February 2015 - October 2015	72.45%	82.72%	52.27%

[1]	The Trusts hereby designate the percentage indicated or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, BIT distributed long-term capital gains of $0.049808 per share to shareholders of record on December 31, 2014.

ANNUAL REPORT	OCTOBER 31, 2015	83

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement

The Board of Trustees (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Credit Allocation Income Trust (“BTZ”), BlackRock Floating Rate Income Trust (“BGT”) and BlackRock Multi-Sector Income Trust (“BIT,” and together with BGT and BTZ, each a “Trust,” and, collectively, the “Trusts”) met in person on April 30, 2015 (the “April Meeting”) and June 11-12, 2015 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Board of BIT also considered the approval of the sub-advisory agreement (the “BSL Sub-Advisory Agreement”) among the Manager, BlackRock (Singapore) Limited (the “BSL Sub-Advisor”), and BIT. The Manager and the BSL Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the BSL Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and June Meetings, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of such Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement, and with respect to BIT, its BSL Sub-Advisory Agreement, on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Trusts by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management services, administrative, and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Trusts and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Trusts for services such as call center; (c) Trust operating expenses and how BlackRock allocates expenses to the Trusts; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trusts’ investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Trusts’ compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trusts’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trusts; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; funds trading at a discount; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); fund size; portfolio manager’s investments in the funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each of BTZ and BGT considered BlackRock’s efforts during the past year with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each of BTZ and BGT has redeemed 100% of its outstanding AMPS.

84	ANNUAL REPORT	OCTOBER 31, 2015

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Trust fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Trust as compared with a peer group of funds as determined by Lipper1 and, with respect to BTZ and BGT, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Trust to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust for a one-year term ending June 30, 2016. The Board of BIT, including the Independent Board Members, also unanimously approved the continuation of the BSL Sub-Advisory Agreement among the Manager, the BSL Sub-Adviser and BIT for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trusts and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trusts; (d) the Trusts’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trusts; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Trusts and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Trusts. Throughout the year, the Boards compared the Trusts’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Trusts’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Trusts’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Trusts. BlackRock and its affiliates provide the Trusts with certain services (in addition to any such services provided to the Trusts by third parties) and officers and other personnel as are necessary for the operations of the Trusts. In particular, BlackRock and its affiliates provide the Trusts with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trusts; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	OCTOBER 31, 2015	85

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (continued)

Trusts, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Trust’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Trust as compared to other funds in its applicable Lipper category and, with respect to BTZ and BGT, the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BTZ noted that for the one-, three- and five-year periods reported, BTZ ranked in the second, first and first quartiles, respectively, against its Customized Lipper Peer Group. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for BTZ.

The Board of BGT noted that for the one-, three- and five-year periods reported, BGT ranked in the first, second and third quartiles, respectively, against its Customized Lipper Peer Group. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for BGT.

The Board of BIT noted that for the one-year and since-inception periods reported, BIT ranked in the second and first quartiles, respectively, against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trusts. The Boards reviewed BlackRock’s profitability with respect to the Trusts and other funds the Boards currently oversee for the year ended December 31, 2014 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Trusts by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Trusts and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Trusts. The Boards may periodically receive and review information from independent third parties as part of their annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Boards considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered

86	ANNUAL REPORT	OCTOBER 31, 2015

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (concluded)

factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Trusts in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of BTZ noted that BTZ’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Trust’s Expense Peers. The Board of BTZ also noted, however, that given the comparability limitations of the Trust’s Expense Peers, BlackRock provided the Board a supplemental customized peer group consisting of funds that are generally similar to BTZ.

The Board of BGT noted that BGT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Trust’s Expense Peers.

The Board of BIT noted that BIT’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to the Trust’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Trust.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trusts, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trusts, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust for a one-year term ending June 30, 2016. The Board of BIT, including the Independent Board Members, also unanimously approved the continuation of the BSL Sub-Advisory Agreement among the Manager, the BSL Sub-Adviser and BIT for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of its Trust and its shareholders. In arriving at its decision to approve the Agreement for its Trust, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Trusts reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	OCTOBER 31, 2015	87

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

88	ANNUAL REPORT	OCTOBER 31, 2015

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company). since 2015.	75 RICs consisting of 75 Portfolios	None
Frank J. Fabozzi[4] 1948	Trustee and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	108 RICs consisting of 235 Portfolios	None
Kathleen F. Feldstein 1941	Trustee	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	75 RICs consisting of 75 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	75 RICs consisting of 75 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	75 RICs consisting of 75 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	OCTOBER 31, 2015	89

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Trustees[2] (concluded)
W. Carl Kester 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause thereof. The Board of Trustees has unanimously approved further extending the mandatory retirement age for Mr. James T. Flynn until December 31, 2015, which the Board of Trustees believes is in the best interest of shareholders.

[3]   Date shown is the earliest date a person has served for the Funds in the Closed-End Complex. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]   For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs. Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex.

Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	108 RICs consisting of 235 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2014	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 333 Portfolios	None

[5]   Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause thereof.

90	ANNUAL REPORT	OCTOBER 31, 2015

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.

Effective September 18, 2015, Robert W. Crothers resigned as a Vice President of the Trust and Jonathan Diorio became a Vice President of the Trust.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock (Singapore) Limited[1] 079912 Singapore	Transfer Agent Common Shares Computershare Trust Company, N.A. Canton, MA 02021	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

[1]	For BIT.

ANNUAL REPORT	OCTOBER 31, 2015	91

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2015 for shareholders of record on June 1, 2015, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Trustees as follows:

	Frank J. Fabozzi[1]			James T. Flynn[1]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BTZ	97,729,005	3,011,305	0	97,771,431	2,968,879	0	97,883,516	2,856,794	0
BGT	21,212,760	617,044	0	21,245,597	584,207	0	21,186,055	643,749	0
BIT	33,657,340	484,844	0	33,641,342	500,842	0	33,660,293	481,891	0
	John M. Perlowski[3]			Karen P. Robards[1]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BTZ	97,846,652	2,893,658	0	97,846,326	2,893,984	0
BGT	21,216,604	613,200	0	21,185,429	644,375	0
BIT	33,664,094	478,090	0	33,681,228	460,956	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

[1]	Class II

[2]	Class III

[3]	Class I

Trust Certification

Each Trust is listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

92	ANNUAL REPORT	OCTOBER 31, 2015

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

ANNUAL REPORT	OCTOBER 31, 2015	93

Additional Information (concluded)

Section 19(a) Notice

These amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

October 31, 2015

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BTZ	$0.0805	—	—	$0.0805	100%	0%	0%	100%
BIT	$0.1167	—	—	$0.1167	100%	0%	0%	100%

The Trusts estimate that they have distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trusts are returned to the shareholder. A return of capital does not necessarily reflect the Trusts’ investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Trusts’ net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

94	ANNUAL REPORT	OCTOBER 31, 2015

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CE-CAFRI-3-10/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Income Trust	$69,250	$65,524	$0	$0	$15,402	$45,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Income Trust	$15,402	$45,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of October 31, 2015.

(a)(1)	The Fund is managed by a team of investment professionals comprised of Akiva Dickstein, Director at BlackRock, Thomas Musmanno, CFA, Managing Director at BlackRock and Randy Robertson, Managing Director at BlackRock. Messrs. Dickstein, Musmanno and Robertson are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Dickstein and Musmanno have been members of the Fund’s portfolio management team since 2013. Mr. Robertson has been a member of the Fund’s portfolio management team since 2014.

Portfolio Manager	Biography
Akiva Dickstein	Managing Director of BlackRock since 2009; Managing Director of Merrill Lynch Investment Managers, L.P. from 2003 to 2009 and Head of the U.S. Rates & Structured Credit Research Group.
Thomas Musmanno, CFA	Managing Director of BlackRock since 2010; Director of BlackRock from 2006 to 2009.
Randy Robertson	Managing Director of BlackRock since 2009; Managing Director of Wachovia Capital Markets from 1999 to 2009.

(a)(2)	As of October 31, 2015:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Akiva Dickstein	7	17	108	0	1	3
	$3.11 Billion	$4.97 Billion	$45.70 Billion	$0	$241.3 Million	$1.14 Billion
Thomas Musmanno	11	14	136	0	1	0
	$11.12 Billion	$4.87 Billion	$52.14 Billion	$0	$1.69 Billion	$0
Randy Robertson	0	6	0	0	1	0
	$0	$482.0 Million	$0	$0	$14.36 Million	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Dickstein, Musmanno and Robertson may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein, Musmanno and Robertson may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of October 31, 2015:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of October 31, 2015.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.   Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Akiva Dickstein	A combination of market-based indices (e.g. Citigroup Mortgage Index, Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.
Thomas Musmanno, CFA	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.
Randy Robertson	No Benchmarks

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of October 31, 2015.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Akiva Dickstein	$1 - $10,000
Thomas Musmanno	$10,001 - $50,000
Randy Robertson	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date: January 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date: January 4, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Multi-Sector Income Trust

Date: January 4, 2016